UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)
____________________
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
TRULIEVE CANNABIS CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TRULIEVE CANNABIS CORP.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF TRULIEVE CANNABIS CORP.
AND
DEFINITIVE PROXY STATEMENT
FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD VIRTUALLY ON AUGUST 5, 2026
(www.virtualshareholdermeeting.com/TRLV2026SM)
This Proxy Statement is dated June 25, 2026, and is first being made available to shareholders on or about June 25, 2026.

Trulieve Cannabis Corp.
3494 Martin Hurst Road
Tallahassee, Florida 32312
Notice of Special Meeting of Shareholders (the “Notice of Meeting”)
The special meeting of shareholders (the “Meeting”) of Trulieve Cannabis Corp., a British Columbia corporation (the “Company”), will be a virtual meeting held on August 5, 2026 beginning at 11:00 a.m. (Eastern Time), at www.virtualshareholdermeeting.com/TRLV2026SM.
The following matters will be considered at the Meeting:
1.To consider and, if thought advisable, to pass a special resolution to approve a plan of arrangement (“Plan of Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving, among other things, the continuance of the Company from British Columbia to the State of Delaware, as more particularly described in the accompanying Proxy Statement;
2.To approve one or more adjournments of the Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve one or more proposals, including the Plan of Arrangement; and
3.To conduct any other business as may properly come before the Meeting or any adjournment(s) or postponements of the Meeting.
This Notice of Meeting is accompanied by the Proxy Statement and the accompanying form of proxy (“Proxy Instrument”). As permitted by applicable securities law, the Company is using notice-and-access to deliver the Proxy Statement to shareholders. This means that the Proxy Statement is being posted online to access, rather than being mailed out. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. Shareholders will still receive a Proxy Instrument or a voting instruction form in the mail so they can vote their shares but, instead of receiving a paper copy of the Proxy Statement, they will receive a notice with information about how they can access the Proxy Statement electronically and how to request a paper copy.
The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponements of the Meeting is June 8, 2026 (the “Record Date”). Shareholders of the Company whose names have been entered in the register of shareholders of the Company at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponements of the Meeting.
Pursuant to the BCBCA, the Plan of Arrangement and an interim order made by the Supreme Court of British Columbia, each registered shareholder of the Company will be granted the right to dissent in respect of the special resolution approving the Plan of Arrangement. To exercise such dissent right: (a) a written notice of dissent must be received by the Company c/o DLA Piper (Canada) LLP, The Stack, 1133 Melville Street, Suite 2700, Vancouver, British Columbia, V6E 4E5, to the attention of Derek Bell by 5:00 p.m. (Vancouver time) on July 31, 2026 or the business day that is two business days before the Meeting or any date to which the Meeting may be postponed or adjourned; (b) such shareholder must not have voted in favor of the special resolution approving the Plan of Arrangement; and (c) such shareholder must have otherwise complied with the provisions of sections 237 to 247 of the BCBCA, as modified and supplemented by the Plan of Arrangement, the interim order and a final order made by the Court approving the Plan of Arrangement. The right to dissent is described in the Proxy Statement and the text of each of the Plan of Arrangement, sections 237 to 247 of the BCBCA and the interim order of the court, which are set forth in Appendices B, C and D, respectively, to the Proxy Statement.
Persons who are beneficial holders of the Company’s shares registered in the name of a broker, custodian, nominee or other intermediary who wish to dissent in respect of the special resolution should be aware that only registered shareholders are entitled to dissent. Accordingly, a beneficial shareholder desiring to exercise this right of dissent must make arrangements for the shares beneficially owned by such person to be registered in their name prior to the time the written notice of dissent to the special resolution is required to be received by the Company or, alternatively, make arrangements for the registered shareholder to dissent on their behalf.
Failure to strictly comply with the requirements set forth in sections 237 to 247 of the BCBCA, as modified and supplemented by the Plan of Arrangement, the interim order and the final order of the Court (if applicable), may result in the loss of any right of dissent with respect to the special resolution.
A shareholder of the Company may attend the Meeting live via webcast or may be represented by proxy. Registered shareholders of the Company who are unable to attend the Meeting or any adjournment(s) or postponements of the Meeting via the webcast are requested to date, sign and return the accompanying Proxy Instrument for use at the Meeting or any adjournment(s) or postponements of the Meeting.
To be effective, the enclosed Proxy Instrument must be returned to Broadridge (“Broadridge”) by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903. All instructions are listed on the enclosed Proxy Instrument. Your proxy or voting instructions must be received in each case no later than 11:59 p.m. (Eastern Time) on August 4, 2026 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) to the Meeting.
Whether or not you plan to attend the Meeting via live webcast, we encourage you to read this Proxy Statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your proxy or voting instruction card.

DATED as of June 25, 2026
By Order of the Board of Directors

/s/ Eric Powers
Eric Powers
Chief Legal Officer and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 5, 2026.
The Notice of Meeting and Proxy Statement are available online at the “Financials” section of our website at investors.trulieve.com, on the Company’s profile page on Canada’s SEDAR+ at www.sedarplus.ca and on the Company’s profile page on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR PROXY OVER THE INTERNET BY VISITING WWW.PROXYVOTE.COM OR BY TELEPHONE 1-800-690-6903 OR MARK, SIGN, DATE AND RETURN YOUR PROXY CARD BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING.

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 5, 2026

This Proxy Statement contains information about the special meeting of shareholders (the “Meeting”) of Trulieve Cannabis Corp., to be held via live webcast on August 5, 2026 beginning at 11:00 a.m. (Eastern Time), at www.virtualshareholdermeeting.com/TRLV2026SM. The board of directors of Trulieve Cannabis Corp. (the “board of directors” or the “Board”) is using this Proxy Statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company” or “Trulieve” or similar terms refers to Trulieve Cannabis Corp. together with its wholly-owned subsidiaries. The mailing address of our principal executive offices is 3494 Martin Hurst Road, Tallahassee, Florida 32312.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy or voting instruction as described below under “May I change or revoke my vote?”.

We made this Proxy Statement available to shareholders on June 25, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Special
Meeting of Shareholders to be Held on August 5, 2026:

The Notice of Meeting and this Proxy Statement are available for viewing, printing and downloading at www.proxyvote.com.

The Notice of Meeting and this Proxy Statement are also available on the “Financials” section of our website at investors.trulieve.com, the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov and SEDAR+ at www.sedarplus.ca.

i

ABOUT THE SPECIAL MEETING AND VOTING
Proxy Materials
Why am I receiving these materials?
Our Board is using this Proxy Statement to solicit proxies for use at the Meeting to be held via live webcast on August 5, 2026. The cost of any solicitation will be borne by the Company. Proxies may also be solicited personally by employees of the Company at nominal cost to the Company.

As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company and the Board. This Proxy Statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered shareholders. In some instances, the Company has distributed copies of the Notice of Meeting, the Proxy Statement and the accompanying Proxy Instrument (collectively, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders”). The Intermediaries are required to forward the Documents to Non-registered Shareholders.

Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of Non-registered Shareholders are provided by the Intermediaries.

Non-registered Shareholders who have received the Documents from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting. Generally, Non-registered Shareholders will either:

•receive a form of proxy executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to Broadridge; or

•be provided with a request for voting instructions. The Intermediary is required to send the Company an executed form of proxy completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of the Company's securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Documents to you directly, the Company (and not your Intermediary) has assumed responsibility for: (i) delivering the Documents to you; and (ii) executing your proper voting instructions. Non-registered Shareholders who have elected to receive the Documents by electronic delivery (“e-Delivery”) will have received e-mail notification from the Intermediary that the Documents are available electronically on the Company’s website. Please return your voting instructions as specified in the request for voting instructions.

Receiving Future Meeting Materials by Email
e-Delivery ensures that shareholders receive documents faster, helps reduce printing and postage expenses and creates less paper waste. Shareholders who wish to enroll in e-Delivery may sign up at www.proxyvote.com.

What is included in the proxy materials?
The proxy materials include:
•our Notice of Meeting;
•our Proxy Statement for the Meeting; and
•a Proxy Instrument or voting instruction card.

What information is contained in this Proxy Statement?
The information in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process and other required information.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?
If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at IR@trulieve.com or by calling us at (844) 878-5438. A separate set of the materials will be sent promptly following receipt of your request.

If you are a shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Broadridge Financial Solutions at:
Broadridge
51 Mercedes Way
Edgewood, NY 11717
1-866-540-7095

If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

Trulieve Cannabis Corp.
Attn: Corporate Secretary
3494 Martin Hurst Road
Tallahassee, Florida 32312
IR@trulieve.com

Who pays the cost of soliciting proxies for the Meeting?
We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact.

We will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial shareholders.

What items of business will be voted on at the Meeting?
The business items to be voted on at the Meeting are:
•to consider and, if thought advisable, to pass a special resolution (the “Arrangement Resolution”) to approve a plan of arrangement under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving, among other things, the continuance of the Company from British Columbia to the State of Delaware (the “Delaware Domestication”), as more particularly described herein;
•to approve by ordinary resolution one or more adjournments of the Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve the resolutions proposed at the Meeting, including the Arrangement Resolution (the “Adjournment Proposal”); and
•to conduct any other business as may properly come before the Meeting or any adjournment(s) or postponements of the Meeting.
How does the Board recommend that I vote?
The Board recommends that you vote:
•“FOR” the Arrangement Resolution approving the Delaware Domestication.
•“FOR” the Adjournment Proposal.

What vote is required to approve each item?
To conduct business at the Meeting, under the current articles of the Company (the “BC Articles”), the quorum of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Meeting. However, in accordance with the listing rules of the New York Stock Exchange, the Company has established that the presence at the Meeting of holders of at least one-third of our issued and outstanding shares entitled to be voted at the Meeting, represented in person (including by remote communication) or by proxy, will constitute a quorum for the transaction of business at the Meeting. .

Proposal 1 – Approval of the Arrangement Resolution for the Delaware Domestication.

The Arrangement Resolution is a special resolution under the BCBCA and must be approved by: (i) at least 66 2/3% of the votes cast at the Meeting by the holders of Subordinate Voting Shares and the holders of Multiple Voting Shares (voting together as a single class); (ii) at least 66 2/3% of the votes cast at the Meeting by the holders of Subordinate Voting Shares (voting separately as a class); (iii) at least 66 2/3% of the votes cast at the Meeting by the holders of Multiple Voting Shares (voting separately as a class).

You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions and broker non-votes will not be counted as “votes cast” and will have no effect on the outcome of the vote on the Arrangement Resolution.

Registered shareholders who wish to dissent from the Arrangement Resolution should refer to the section entitled “Rights of Dissent” in this Proxy Statement.

Proposal 2 – The Adjournment Proposal.

The resolution to approve the Adjournment Proposal is an ordinary resolution under the BCBCA and must be approved by the affirmative vote of a majority of the shares present or represented by proxy at the Meeting.

You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions and broker non-votes will not be counted as “votes cast” and will have no effect on the outcome of the vote on the ordinary resolution.

Why is the Company proposing the Delaware Domestication?
As a shareholder of the Company, you are invited to attend the Meeting and are entitled to vote on, among other things, a resolution approving the Delaware Domestication, which involves the Company continuing out from the jurisdiction of British Columbia, Canada and its concurrent domestication in the State of Delaware in the United States, resulting in the Company becoming a Delaware corporation. We believe the Delaware Domestication will better reflect and align with our business and operational focus and strategic objectives, and will provide other expected and potential benefits.

We have the following principal reasons for proposing the Delaware Domestication:
•All of our operations are based in the United States and we have a much stronger business connection to the United States than to Canada or any other country.

•We are subject to U.S. federal and state laws and regulations.

•We are a public company registered with the U.S. Securities and Exchange Commission (the “SEC”), and our Subordinate Voting Shares are registered with the SEC and listed in the United States on the New York Stock Exchange (the “NYSE”) under the trading symbol “TRLV”.

•The Company’s financial statements and financial reporting are prepared in accordance with U.S. Generally Accepted Accounting Principles.

•The Delaware Domestication will streamline our organizational and regulatory structure all within the United States.

•The Delaware Domestication is intended to enhance shareholder value over the long term primarily by increasing the acceptance of the Company in the U.S. capital markets and improving the marketability of our stock.

•Government entities, regulatory authorities, politicians, lenders and strategic partners in the United States are more familiar with, and may be more comfortable dealing with, U.S. corporations.

•Being incorporated in the U.S. may provide our shareholders and the investing community a greater comparability of our shareholder rights and corporate governance to other public companies generally.

Please see “PROPOSAL 1 – APPROVAL OF DELAWARE DOMESTICATION - Benefits of the Delaware Domestication” for more information.

What happens if the Delaware Domestication is approved at the Meeting?

The Company intends to complete the Delaware Domestication promptly after the Meeting if approved by the shareholders and subject to receipt of a final order by the Supreme Court of British Columbia (the “Court”) approving the plan of arrangement. However, the Board may delay completion of the Delaware Domestication for some period of time after approval pending receipt of third-party consents or for other business reasons, or the Board may determine not to complete the Delaware Domestication.

Will the Delaware Domestication dilute my ownership interest?

No. The Delaware Domestication will not dilute your ownership interest in the Company. If the Delaware Domestication by way of the Plan of Arrangement takes place, immediately after the Plan of Arrangement is consummated you will own the same percentage of shares of the Delaware-governed company as you own in the British Columbia-governed company immediately prior to the completion of the Delaware Domestication.

Why was Delaware selected as the U.S. jurisdiction of incorporation of the Company?

We believe the favorable corporate environment afforded by Delaware will further the Company’s strategic objectives and help the Company more effectively conduct its business, including in attracting and retaining skilled, experienced personnel, and potential members of the Board. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted, construed and implemented comprehensive, flexible corporate laws and corporate governance responsive to the legal and business needs of corporations organized under its laws.

What happens if additional items are presented at the Meeting?
As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting, other than if necessary, the Adjournment Proposal. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

Where can I find the voting results?
We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file in the United States with the SEC and in a press release that we will file in Canada on SEDAR+ promptly following the Meeting. Both the Form 8-K and press release will also be available on the “Financials” section of our website at investors.trulieve.com.

What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual Meeting login page (www.virtualshareholdermeeting.com/TRLV2026SM).

How You Can Vote
What shares can I vote?
You are entitled to vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. At the close of business June 8, 2026, there were: (i) 323 shareholders of record holding 169,900,759 outstanding Subordinate Voting Shares, each of which is entitled to cast one (1) vote per Subordinate Voting Share; and (ii) 14 shareholders of record holding 224,063.86 outstanding Multiple Voting Shares, each of which is entitled to cast 100 votes per Multiple Voting Share.

REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy to Broadridge by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Many of our shareholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares electronically at the Meeting. You will receive a Notice of Internet Availability of Proxy Materials by either mail or email containing instructions on how to access and review proxy materials as well as directions on how to vote.

Beneficial Owner

If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee will provide a voting instruction card for you to use in directing how your shares are to be voted.

How can I vote at the Meeting?
The Meeting will be held entirely online to allow greater participation. Shareholders may participate in the Meeting by visiting the following website: www.virtualshareholdermeeting.com/TRLV2026SM. To participate in the Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Meeting. If you are a beneficial owner and did not receive a 16-digit control number, please contact your broker, bank or other nominee for instructions on how to vote at the Meeting.

Even if you plan to attend the Meeting, we recommend that you submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.

How can I vote without attending the Meeting?
Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponements of the Meeting. If you are a shareholder of record, you may vote by submitting a proxy. Each registered shareholder submitting a proxy has the right to appoint one or more proxy holders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

Voting by Internet
Shareholders may vote over the Internet by following the instructions on the proxy or voting instruction card.

Voting by Phone

Shareholders may vote by phone by dialing 1-800-690-6903 from any touch-tone telephone with the proxy or voting instruction card in hand and following the instructions.
Voting by Mail

Shareholders may vote by mail by signing, dating and returning their proxy or voting instruction card to the following address:

Vote Processing, c/o Broadridge
51 Mercedes Way
Edgewood, NY 11717

How do I attend the virtual Meeting?
This year’s Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You are entitled to participate in the Meeting only if you were a registered shareholder as of the close of business on June 8, 2026 or if you hold a valid proxy to vote at the Meeting.

You will be able to attend the Meeting online by visiting www.virtualshareholdermeeting.com/TRLV2026SM. You will also be able to vote your shares electronically at the Meeting. To participate, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.
The Meeting will begin promptly at 11:00 a.m., Eastern Time. We encourage you to access the Meeting prior to the start time. Online access will open at 10:45 a.m., Eastern Time, and you should allow ample time to log in to the Meeting webcast and test your computer audio system. Technical assistance will be available if you have difficulty logging into the Meeting via a telephone number that will be posted on the login page to the Meeting.

We recommend that you carefully review the procedures needed to gain admission in advance. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate online.

What will I need to attend the virtual Meeting?
If you were a shareholder of record as of the close of business on June 8, 2026, or you hold a valid proxy for the Meeting, you may attend the Meeting and vote by visiting www.virtualshareholdermeeting.com/TRLV2026SM and using your 16-digit control number to enter the Meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name and did not receive a 16-digit control number, you may join the meeting by obtaining a proxy from the owner of record. If you do not comply with the procedures outlined above, you may join the Meeting as a guest, as described below.

Will I be able to attend the Meeting without a 16-digit control number?
Yes, you may register to attend the Meeting as a guest, but you will not be able to vote at the Meeting without your 16-digit control number.

Why a virtual Meeting?
We are excited to once again embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more shareholders to attend the Meeting, and, importantly, will reduce our environmental impact.

You will be able to attend the Meeting online by visiting www.virtualshareholdermeeting.com/TRLV2026SM. You will also be able to vote your shares electronically at the Meeting. We encourage you to vote your shares prior to the Meeting to ensure they are represented. Even if you submit a vote prior to the Meeting, you will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.

What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual Meeting login page (www.virtualshareholdermeeting.com/TRLV2026SM).

How do I submit questions or comments for the Meeting?
While you will be permitted to vote your shares online at the Meeting, we do not plan to take questions or comments during the Meeting. Shareholders may direct communications to the Company outside of the Meeting to the attention of our Corporate Secretary at our principal executive offices. The mailing address of our principal executive offices is 3494 Martin Hurst Road, Tallahassee, Florida 32312.

How will my shares be voted?
Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE ARRANGEMENT RESOLUTION APPROVING THE DELAWARE DOMESTICATION, AND FOR THE ADJOURNMENT PROPOSAL. The shares represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting, other than, if necessary, the Adjournment Proposal. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?
If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.

Your broker will not have the authority, and will be prohibited from voting your shares on any of the proposals presented without your instructions. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.

Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?
Shares that you own as a shareholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely return your proxy card, your shares will not be voted unless you or your proxy holder attends the Meeting via the live webcast and any adjournment(s) or postponements of the Meeting and votes electronically submitted during the Meeting as described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote?
If you hold shares as the shareholder of record, your vote by proxy must be received before 11:59 p.m. (Eastern Time) on August 4, 2026 or 48 hours prior to any adjournment(s) of the Meeting or must be deposited at the Meeting with the chairman of the Meeting before the commencement of the Meeting or any adjournment(s) or postponements of the Meeting.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.

May I change or revoke my vote?
A shareholder who has given a proxy pursuant to this solicitation may revoke it at any time up to and including the last business day preceding the day of the Meeting or any adjournment(s) or postponements of the Meeting at which the proxy is to be used:
•by an instrument in writing executed by the shareholder or by his, her or its attorney authorized in writing and either delivered to the attention of the Corporate Secretary of the Company by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717;
•by delivering written notice of such revocation to the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) or postponements of the Meeting; or
•in any other manner permitted by law.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Meeting and voting via the live webcast.

Shareholder Proposals and Director Nominations
What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?
The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the BCBCA with respect to shareholder proposals.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than the close of business (Eastern time) on December 29, 2026 and must be submitted to our Corporate Secretary at Trulieve Cannabis Corp., 3494 Martin Hurst Road, Tallahassee, Florida 32312. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

Shareholders who wish to nominate a director for next year’s annual meeting must notify us in writing. The notice must be given in the manner and must include the information and representations required by the BCBCA and Rule 14a-19 under the Exchange Act. In order to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (as well as the information required by the Company’s articles and the BCBCA, as applicable), subject to the requirements and deadlines set forth in BCBCA and the regulations thereunder described below. Rule 14a-19 shall not extend any deadline set forth under the advance notice requirements applicable to the Company under the BCBCA.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three (3) months before the anniversary of the Company’s last annual meeting (March 9, 2027). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder, as well as the advance notice provisions for the nomination for election of directors contained in our Articles.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.

How may I nominate director candidates or present other business for consideration at a meeting?
Shareholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines and requirements described above, to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this Proxy Statement or voting materials?” Any such notice also must include the information required by our Articles (which may be obtained as provided below under the heading “How may I obtain financial and other information about Trulieve Cannabis Corp.?”) and must be updated and supplemented as provided in the articles. Further, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and the Company’s articles and the BCBCA, as applicable, in accordance with the deadlines set forth in the BCBCA. Rule 14a-19 shall not extend any deadline set forth under the advance notice requirements applicable to the Company under the BCBCA.

Under the Company’s articles, written notice of director nominees must be received, in the case of an annual meeting, not less than thirty-five (35) days nor more than sixty-five (65) days prior to the date of the annual meeting of shareholders; provided, however, that if the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the initial public announcement of the date of the annual meeting of shareholders was made, notice by the nominating shareholder may be made not later than the close of business on the tenth (10th) day following such public announcement. Notwithstanding the foregoing, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and the BCBCA, as applicable, in accordance with the deadlines provided thereunder.

How may I recommend candidates to serve as directors?
Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “How do I obtain additional copies of this Proxy Statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”

To be in proper written form, in addition to the requirements of Rule 14a-19 under the Exchange Act, such notice must set forth the nominee’s name, age, business and residential address, and principal occupation or employment for the past five (5) years, his or her direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, including the number or principal amount and such other information on the nominee and the nominating shareholder as set forth in our Articles, which may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about Trulieve Cannabis Corp.?”

Description of the Company’s Voting Securities
The Company is authorized to issue an unlimited number of Subordinate Voting Shares and an unlimited number of Multiple Voting Shares.

At the close of business on June 8, 2026, there were: (i) 323 shareholders of record holding 169,900,759 outstanding Subordinate Voting Shares; and (ii) 14 shareholders of record holding 224,063.86 outstanding Multiple Voting Shares. Each Subordinate Voting Share is entitled to cast one (1) vote per Subordinate Voting Share and each Multiple Voting Share is entitled to cast one hundred (100) votes per Multiple Voting Share.

The Subordinate Voting Shares and Multiple Voting Shares are “restricted securities” within the meaning of such term under applicable Canadian securities laws. Under Canadian securities laws, a “restricted security” means an equity security of a reporting issuer if, among other things, there is another class of securities of the reporting issuer that carries a greater number of votes per security relative to the equity security. As of June 8, 2026, the Subordinate Voting Shares represent approximately 88.35% of voting rights attached to outstanding securities of the Company and the Multiple Voting Shares represent approximately 11.65% of voting rights attached to outstanding securities of the Company.

The total number of equity shares assuming all are converted into Subordinate Voting Shares as of June 8, 2026 would be 192,307,145.

Holders of Subordinate Voting Shares are entitled to notice of and to attend at any meeting of the shareholders of the Company (other than a meeting of which only holders of another particular class or series of shares of the Company have the right to vote). At each such meeting, holders of Subordinate Voting Shares are entitled to one vote in respect of each Subordinate Voting Share held.

Holders of Multiple Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Company (other than a meeting of which only holders of another particular class or series of shares of the Company have the right to vote). At each such meeting, holders of Multiple Voting Shares are entitled to one vote in respect of each Subordinate Voting Share into which such Multiple Voting Share could then be converted (currently 100 votes per Multiple Voting Share held).

Notice-and-Access
The Company is using the “Notice-and-Access” provisions of applicable securities laws under Rule 14a-16 under the Exchange Act. Under Notice-and-Access, companies may post electronic versions of meeting materials on a website for investor access and review and will make such documents available in hard copy upon request at no cost. Notice-and-Access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The Notice of Meeting and this Proxy Statement are available on the “Financials” section of our website at investors.trulieve.com, the SEC’s website at www.sec.gov and SEDAR+ at www.sedarplus.ca. The Company has elected not to use the procedure known as “stratification” in relation to its use of the “Notice-and-Access” rules.
Obtaining Additional Information
How may I obtain financial and other information about Trulieve Cannabis Corp.?

Our consolidated financial statements are included in our Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC on February 26, 2026. We will furnish a copy of our Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Corporate Secretary at the address below under the heading in “How do I obtain additional copies of this Proxy Statement or voting materials?” The Annual Report on Form 10-K is also available free of charge on the “Financials” section of our website at investors.trulieve.com, on the SEC’s website at www.sec.gov, and on SEDAR+ at www.sedarplus.ca.

By writing to us, shareholders also may obtain, without charge, a copy of our Articles, code of conduct and Board standing committee charters.

What if I have questions for the Company’s transfer agent?

If you are a shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Company
350 - 409 Granville Street
Vancouver BC V6C 1T2

How do I obtain additional copies of this Proxy Statement or voting materials?

If you need additional copies of this Proxy Statement or voting materials, please contact us at:

Trulieve Cannabis Corp.
Attn: Corporate Secretary
3494 Martin Hurst Road
Tallahassee, Florida 32312
IR@trulieve.com

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON AT THE MEETING
Other than as set forth in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table provides information regarding the beneficial ownership of our Subordinate Voting Shares and Multiple Voting Shares, as of June 8, 2026, by:

•each person or entity, or group of affiliated persons or entities, known by us to beneficially own more than 5% of our Subordinate Voting Shares;

•each of our directors;

•each of our named executive officers; and

•all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, any Multiple Voting Shares and Subordinate Voting Shares that a person has the right to acquire within sixty (60) days of June 8, 2026 through the exercise of stock options, warrants, or other rights are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Each shareholder’s percentage ownership is based on 169,900,759 Subordinate Voting Shares, 224,063.86 Multiple Voting Shares and no Super Voting Shares that were issued and outstanding as of June 8, 2026. Except as otherwise indicated, the address of each of the persons in this table is c/o Trulieve Cannabis Corp., 3494 Martin Hurst Road, Tallahassee, Florida 32312.

	Subordinate Voting Shares (1)		Multiple Voting Shares		Total (2)		Voting(3)
Name of Beneficial Owner	Number Beneficially Owned	% of Subordinate Voting Shares Beneficially Owned	Number Beneficially Owned	% of Multiple Voting Shares Beneficially Owned	Number of Shares of Capital Stock Beneficially Owned	% of Total Capital Stock Beneficially Owned	% of Voting Capital Stock Beneficially Owned
Named Executive Officers and Directors
Kim Rivers (4)	3,714,114	2.19%	161,534	72.09%	19,867,514	10.33%	10.33%
Jason Pernell (5)	508,338	*	45,271	20.20%	5,035,438	2.62%	2.62%
Jan Reese	—	—	—	—	—	—	—
Ryan Blust	186,079	*	—	—	186,079	*	*
Wes Getman (6)	22,634	*	—	—	22,634	*	*
Eric Powers (7)	395,757	*	—	—	395,757	*	*
Kyle Landrum	409,353	*	—	—	409,353	*	*
Matthew Foulston	18,859	*	—	—	18,859	*	*
Peter Healy	93,615	*	—	—	93,615	*	*
Richard May	614,476	*	—	—	614,476	*	*
Thomas Millner	93,485	*	—	—	93,485	*	*
Jane Morreau	86,720	*	—	—	86,720	*	*
Susan Thronson (8)	95,225	*	—	—	95,225	*	*
All directors and executive officers as a group (13)	6,238,655	3.67%	206,805	92.30%	26,919,155	14.00%	14.00%
*Indicates percentage of less than 1.0%

(1)Includes Subordinate Voting Shares subject to stock options that are or become exercisable within sixty (60) days of June 8, 2026 and shares underlying RSUs that will be settled within sixty (60) days of June 8, 2026 as follows:

	Stock Options	RSUs
Kim Rivers	1,106,104	—
Jason Pernell	96,939	—
Jan Reese	—	—
Ryan Blust	148,892	—
Wes Getman (6)	22,634	—
Eric Powers	319,041	—
Kyle Landrum	320,973	—
Matthew Foulston (9)	18,859	—
Peter Healy (10)	81,993	—
Richard May (10)	81,993	—
Thomas Millner (10)	81,993	—
Jane Morreau (10)	81,993	—
Susan Thronson (10)	81,993	—
(2)Total share values are on an as-converted basis. Multiple Voting Shares convert into Subordinate Voting Shares on a one for one hundred basis.
(3)The voting percentages differ from the beneficial ownership percentages because Trulieve’s securities have different voting rights. Holders of Multiple Voting Shares are entitled to one vote in respect of each Subordinate Voting Share into which such Multiple Voting Share can be converted (100 votes per Multiple Voting Share).
(4)Includes 9,867 Multiple Voting Shares held by Traunch IV LLC over which Ms. Rivers may be deemed to exercise voting and investment control. Ms. Rivers disclaims beneficial ownership of the shares of capital stock held by Traunch IV LLC, except to the extent of her pecuniary interest therein.
(5)Includes 22,635 and 22,636 Multiple Voting Shares held by KFP Irrevocable Trust and JBP 2020 Irrevocable Trust, respectively, over which Mr. Pernell may be deemed to exercise voting and investment control. Mr. Pernell disclaims beneficial ownership of the shares of capital stock held by KFP Irrevocable Trust and JBP 2020 Irrevocable Trust, except to the extent of his pecuniary interest therein.
(6)Represents shares held by Mr. Getman directly as of March 6, 2025, based on information available to the Company. The Company has not received information regarding any transactions in such shares following Mr. Getman's separation from the Company.
(7)Includes 1,000 Subordinate Voting Shares held by the spouse of Eric Powers.
(8)Includes 9,740 Subordinate Voting Shares held by Thronson Family Trust UA JUL 21, 2014 over which Ms. Thronson, as a trustee, may be deemed to exercise voting and investment control. Ms. Thronson disclaims beneficial ownership of the shares of capital stock held by Thronson Family Trust UA JUL 21, 2014, except to the extent of her pecuniary interest therein.
(9)Excludes 34,767 RSUs that will be settled on a date that is not later than thirty (30) days after the earlier of (i) the date of a “separation from service,” within the meaning of Section 409A as defined below (a “Separation from Service”) from the Company, (ii) the date of a Change in Control that constitutes a “change in control event” (within the meaning of Section 409A), or (iii) the award anniversary date, either December 1, 2031, or December 1, 2032.
(10)Excludes 61,051 RSUs that will be settled on a date that is not later than thirty (30) days after the earlier of (i) the date of a “separation from service,” within the meaning of Section 409A as defined below (a “Separation from Service”) from the Company, (ii) the date of a Change in Control that constitutes a “change in control event” (within the meaning of Section 409A), or (iii) the award anniversary date, either December 1, 2030, December 1, 2031, or December 1, 2032.

PROPOSAL 1: APPROVAL OF DELAWARE DOMESTICATION
THE DELAWARE DOMESTICATION
At the Meeting, the holders of Subordinate Voting Shares and Multiple Voting Shares will be asked to consider, and if thought advisable, to pass, with or without variation, a special resolution, the text of which is set out in Appendix A (the “Arrangement Resolution”) to approve a plan of arrangement (the “Plan of Arrangement”) under Section 288 of the BCBCA involving, among other things, the continuance of the Company out from the jurisdiction of British Columbia and domesticate as a corporation under section 388 of the Delaware General Corporation Law (the “DGCL”) under the same corporate name “Trulieve Cannabis Corp.” (the “Delaware Domestication”).

Pursuant to the Plan of Arrangement, and subject to the terms of the Plan of Arrangement being satisfied or waived, the Delaware Domestication shall be effected, including (i) the adoption of the Certificate of Domestication, the Certificate of Incorporation and the Bylaws in the forms attached as Schedules A, B and C, respectively, to the Plan of Arrangement attached to this Proxy Statement as Appendix B, (ii) the adoption of the authorized capital structure contemplated in the charter documents, and (iii) the continuation of the Company as a Delaware corporation.

Readers are encouraged to carefully review the Plan of Arrangement attached to this Proxy Statement as Appendix B, as it contains the specific terms and conditions governing the Plan of Arrangement, including the Delaware Domestication.

Benefits of the Delaware Domestication
The Board and management believe that the Delaware Domestication will benefit the Company and its shareholders for, among others, the following reasons:

•All of the Company’s operations are based in the United States and the Company has a stronger business connection to the United States than to Canada or any other country.

•The Company is subject to U.S. federal and state laws and regulations. We are subject to the federal laws of the United States and the laws of the U.S. states in which we operate, including the rules and regulations of the SEC and of state cannabis governmental authorities, including those in Delaware.

•We are a public company registered with the SEC, and our Subordinate Voting Shares are registered with the SEC and listed in the United States on the NYSE under the trading symbol “TRLV”.

•The Board believes that reorganizing as a U.S. corporation will enhance shareholder value by increasing acceptance in U.S. capital markets, as shares of a Delaware corporation may be more accessible to U.S. institutional investors than shares of a Canadian corporation.

•The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, and not International Financial Reporting Standards.

•If U.S. cannabis banking laws are reformed, we believe that the Company will have access to additional funding sources as a U.S. corporation rather than being a Canadian corporation, which should provide opportunities for improved financing terms.

•Having the Company incorporated in the United States, instead of a non-U.S. jurisdiction, may help address and streamline regulatory matters with U.S. governmental entities and improve interactions with U.S. governmental authorities, politicians and agencies.

•Delaware has a strong, developed corporate case law and more code-based corporate governance regime than British Columbia, which may provide more predictability and certainty in decision making for the Company and our shareholders.

•The favorable corporate environment afforded by Delaware may help the Company more effectively conduct its business, including by attracting and retaining skilled, experienced personnel, and potential members of the Board. For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has adopted, construed and implemented comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws.

•Being incorporated in the U.S. may provide the Company’s shareholders and the investing community a greater comparability of the Company’s shareholder rights and corporate governance to other public companies generally.

The Board and management believe that the potential benefits of the change in domicile outweigh the disadvantages and make the proposed Delaware Domestication beneficial to the Company and our shareholders. The Board and management will continue to evaluate the potential benefits and disadvantages of the Delaware Domestication, including prior to making a determination to implement the Delaware Domestication.

Potential Disadvantages of the Delaware Domestication
Despite the belief of the Board and management that the Delaware Domestication is in the best interests of the Company and its shareholders, it should be noted that the laws of the State of Delaware may not afford shareholders the same substantive rights and protections as are available under the laws of British Columbia. In particular, shareholders should note that the Delaware Domestication includes certain permitted changes to the Company’s governing documents which alter the relative rights of shareholders and management and which may reduce shareholder participation in certain corporate decisions. In addition, following the Delaware Domestication, the Company may be subject to a heightened risk of securities class actions or derivative lawsuits, which can result in substantial costs and divert management time and resources, even if such class actions or lawsuits are without merit. Shareholders should carefully review the section entitled “Comparison of Shareholders’ Rights Under British Columbia and Delaware Law” and “Risk Factors” in this Proposal 1.

Steps to Completing the Delaware Domestication
If the required shareholder approval of the Arrangement Resolution is obtained, and the Court grants the Final Order (as defined below), the following steps must then be taken to give effect to the Delaware Domestication:

•the Board must determine to proceed with the Delaware Domestication;

•the Company will file an application for authorization to continue out of British Columbia with the British Columbia Registrar of Companies (the “Registrar”) to proceed with the continuance of the Company from British Columbia to Delaware as part of the Delaware Domestication and such authorization must be granted; and

•the Company will file the Certificate of Domestication and Certificate of Incorporation, each in the form prescribed by the DGCL, with the Delaware Secretary of State. The Certificate of Incorporation will include a statement, required by Section 388(m) of the DGCL, that no action by the board of directors or stockholders of the Company under the DGCL is required to authorize the filing of the Certificate of Incorporation, as the domestication was duly authorized pursuant to the Plan of Arrangement approved under the BCBCA and by the Final Order of the Supreme Court of British Columbia.

Effect of the Delaware Domestication on Shareholders
Upon completion of the Delaware Domestication, the Company will cease to be a corporation organized under the laws of British Columbia and will be deemed to have been incorporated under and will be subject to the laws of Delaware and will be governed by the Certificate of Incorporation and the Bylaws.
At the effective time of the Delaware Domestication (the “Effective Time”):
•each Subordinate Voting Share or Multiple Voting Share, as applicable, held by a Dissenting Shareholder (as defined below) will be transferred by the holder thereof, without any further act or formality on its part, free and clear of all liens, claims, encumbrances, defect of title, or restrictions, to the Company and such share will be cancelled, and in exchange the respective Dissenting Shareholder will be entitled to be paid by the Company the fair market value of such Subordinate Voting Share or Multiple Voting Share, as applicable, in accordance with the Plan of Arrangement;

•the Delaware Domestication will become effective, and the Company will be domesticated in the State of Delaware and will continue as a corporation under the DGCL in accordance with the following:

oname of the Company will remain “Trulieve Cannabis Corp.”;

othe current certificate of continuance, the current notice of Articles of the Company (the “BC Notice of Articles”) and the BC Articles will be cancelled and substituted with the Certificate of Domestication and the Certificate of Incorporation, each as filed with the Delaware Secretary of State, and the Bylaws, in the forms attached as Schedules A, B and C, respectively, to the Plan of Arrangement;

othe number of directors on the Board will initially be set at seven;

othe authorized capital of the Company will be amended to consist of: (A) 5,000,300,000 authorized shares of common stock, par value $0.0001 per share (the “Delaware Common Stock”) divided into two classes as follows: (i) 5,000,000,000 shares of Class A subordinate voting Common Stock (the “Delaware Subordinate Voting Shares”), and (ii) 300,000 shares of Class B multiple voting Common Stock (the “Delaware Multiple Voting Shares”); and (B) 1,000,000,000 authorized shares of preferred stock, par value $0.0001 per share (the “Delaware Preferred Stock”);

amending the maximum number of authorized shares and altering the identifying name of the unlimited Subordinate Voting Shares without par value to 5,000,000,000 authorized Delaware Subordinate Voting Shares, and deleting the special rights and restrictions attached to the Subordinate Voting Shares as set out in the BC Articles and attaching the special rights and restrictions as set out in the Certificate of Incorporation;

amending the maximum number of authorized shares and altering the identifying name of the unlimited Multiple Voting Shares without par value to 300,000 authorized Delaware Multiple Voting Shares, and deleting the special rights and restrictions attached to the Multiple Voting Shares as set out in the BC Articles and attaching the special rights and restrictions as set out in the Certificate of Incorporation;

authorizing 1,000,000,000 shares of Delaware Preferred Stock and attaching the special rights and restrictions to the Delaware Preferred Stock as set out in the Certificate of Incorporation; and

removing the Super Voting Shares, of which no shares are outstanding, and deleting the special rights and restrictions attached to the Super Voting Shares as set out in the BC Articles;

•each outstanding Subordinate Voting Share (for greater certainty, other than shares held by Dissenting Shareholders) will be converted into and exchanged for one (1) Delaware Subordinate Voting Share;

•each outstanding Multiple Voting Share (for greater certainty, other than shares held by Dissenting Shareholders) will be converted into and exchanged for one (1) Delaware Multiple Voting Share;

•each outstanding stock option (“Company Option”) will be converted into and exchanged for an option (“Delaware Option”) to purchase Delaware Subordinate Voting Shares on equivalent terms pursuant to the terms of our equity-based 2021 third amended and restated omnibus incentive plan (the “2021 Plan”);

•each outstanding restricted stock unit (“Company RSU”) will be converted into and exchanged for a restricted stock unit (“Delaware RSU”) representing the right to receive Delaware Subordinate Voting Shares on equivalent terms pursuant to the terms of the 2021 Plan;

•each outstanding performance stock unit (“Company PSU”) will be converted into and exchanged for a performance stock unit (“Delaware PSU”) representing the right to receive Delaware Subordinate Voting Shares on equivalent terms pursuant to the terms of the 2021 Plan;

•all the property, rights, interests, privileges and powers of the Company will continue to be property, rights, interests, privileges and powers of the Company, and all debt due to the Company, all subsidiaries of the Company, all rights under all contracts and all other causes of action belonging to the Company immediately prior to the Effective Time will remain vested in the Company following the Effective Time;

•all debts, liabilities, obligations and duties of the Company immediately prior to the Effective Time, including the 10.5% senior secured notes of the Company due on December 17, 2030 (the “2030 Notes”), will remain attached to the Company following the Effective Time and will remain debts, liabilities, obligations and duties of the Company; and

•an existing cause of action, claim or liability to prosecution is unaffected, a legal proceeding being prosecuted or pending by or against the Company may be prosecuted or its prosecution may be continued, as the case may be, by or against the Company following the Effective Time, and a conviction against, or a ruling, order or judgment in favor of or against, the Company may be enforced by or against the Company following the Effective Time.

Shareholders will not experience any dilution of their ownership interest in the Company as a result of the Delaware Domestication. Following the Delaware Domestication, the Company expects that the Delaware Subordinate Voting Shares will continue to be listed for trading on the NYSE in place of the Subordinate Voting Shares, and the trading symbols are expected to remain the same.
The members of the Board and officers of the Company are not expected to change as a result of the Delaware Domestication.
The Delaware Domestication is not expected to cause any material change in the Company’s business or operations.
Treatment of Securities following the Delaware Domestication
On the effective date of the Plan of Arrangement (the “Effective Date”) (being the date designated by the Company in writing as the effective date of the Delaware Domestication and of filing of the Certificate of Domestication and Certificate of Incorporation in the office of the Delaware Secretary of State, after all the conditions to the completion of the Arrangement as set out in the Plan of Arrangement and the Final Order have been satisfied or waived):
•Holders of Subordinate Voting Shares will become holders of Delaware Subordinate Voting Shares and any share certificates or book entries representing the Subordinate Voting Shares will be deemed to represent an identical number of Delaware Subordinate Voting Shares.

•Holders of Multiple Voting Shares will become holders of shares of Delaware Multiple Voting Shares and any share certificates or book entries representing the Multiple Voting Shares will be deemed to represent an identical number of Delaware Multiple Voting Shares.

•Holders of Company Options will be holders of Delaware Options to acquire an identical number of Delaware Subordinate Voting Shares at the same exercise price per share. Any document previously evidencing Company Options will thereafter evidence Delaware Options and no option agreements evidencing the Delaware Options will be required to be issued and the Delaware Options will be governed by and be subject to the 2021 Plan and applicable award agreement.

•Holders of Company RSUs will be holders of Delaware RSUs to receive an identical number of Delaware Subordinate Voting Shares. Any document previously evidencing Company RSUs will thereafter evidence the Delaware RSUs and no award agreements evidencing the Delaware RSUs will be required to be issued and the Delaware RSUs will be governed by and be subject to the 2021 Plan and applicable award agreement.

•Holders of Company PSUs will be holders of Delaware PSUs to receive an identical number of Delaware Subordinate Voting Shares. Any document previously evidencing Company PSUs will thereafter evidence the Delaware PSUs and no award agreements evidencing the Delaware PSUs will be required to be issued and the Delaware PSUs will be governed by and be subject to the 2021 Plan and applicable award agreement.

Conditions to Completion of the Delaware Domestication
The obligation of the Company to complete the Delaware Domestication is subject to the satisfaction of certain conditions, including the following:
•the Delaware Domestication must be approved by the shareholders in the manner set forth in the Interim Order (as defined below);

•the Final Order must be obtained from the Court in form and substance satisfactory to the Company;

•the authorization from the Registrar to proceed with the continuance must be obtained;

•all other consents, orders and approvals, including regulatory and judicial approvals and orders required or necessary or desirable for the completion of the transactions provided for in the Plan of Arrangement must have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances;

•there will not be in force any order or decree restraining or enjoining the consummation of the transactions provided for in the Plan of Arrangement and there will be no suit, action or proceeding (other than an appeal made in connection with the Plan of Arrangement), of a judicial or administrative nature or otherwise, brought by a governmental entity in progress, pending or threatened that relates to or results from the transactions contemplated by the Plan of Arrangement that would, if successful, result in an order or ruling that would preclude completion of the transactions contemplated by the Plan of Arrangement in accordance with its terms or would otherwise be inconsistent with the regulatory approvals which have been obtained; and

•the Board will have determined, in its discretion, to proceed with the Delaware Domestication.
Comparison of Shareholders’ Rights Under British Columbia and Delaware Law
The Company is currently governed by the BCBCA and the BC Articles. Upon completion of the Delaware Domestication, the Company will be governed by the DGCL, the Certificate of Incorporation and Bylaws (together, the “Delaware Governing Documents”).

Differences between the DGCL and the BCBCA will result in various changes in the rights of shareholders. The following is a summary description of the more significant differences. This summary description is qualified by reference to the DGCL and the BCBCA and the BC Articles.

While it is not practical to summarize all of the legal differences between the rights of holders of Delaware Subordinate Voting Shares and Delaware Multiple Voting Shares as governed by the DGCL and the rights of holders of Subordinate Voting Shares and Multiple Voting Shares as governed by the BCBCA, certain principal differences that could materially affect the rights of holders of Subordinate Voting Shares and Multiple Voting Shares are set forth below. The following summary is not a substitute for direct reference to applicable legislation (Delaware and British Columbia), the BC Articles, the Certificate of Domestication, the Certificate of Incorporation and the Bylaws, or for professional interpretation of such documents, and is qualified by reference thereto. The following summary does not purport to be complete or exhaustive and shareholders should therefore consult their legal and tax advisors regarding the implications of the Delaware Domestication which may be of particular importance to them.

Shareholders should carefully review the Delaware Governing Documents, including the Certificate of Incorporation attached as Schedule B to the Plan of Arrangement and the Bylaws attached as Schedule C to the Plan of Arrangement.

	Delaware	British Columbia
Quorum of Shareholders
Under the DGCL, the certificate of incorporation or bylaws may specify the number of shares that must be present in person or represented by proxy at any meeting in order to constitute a quorum, provided that, in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series is required, a quorum shall consist of no less than one-third of the shares of such class or series. In the absence of such specification in the certificate or bylaws, a majority of the shares entitled to vote shall constitute a quorum.
The Bylaws state that a quorum for the transaction of business at a meeting of stockholders is one-third of the voting power of the stock issued and outstanding and entitled to vote at the meeting.

The BCBCA provides that the quorum for the transaction of business at a meeting of shareholders is the quorum established by the articles of the company. If no quorum is established by the articles, the quorum is two shareholders entitled to vote at the meeting whether present personally or by proxy. If the number of shareholders entitled to vote at the meeting is less than the quorum applicable to the company, then all of the shareholders entitled to vote at the meeting, whether present personally or by proxy, will constitute quorum.
In accordance with the BC Articles, subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two shareholders who are present in person or represented by proxy, who hold, in the aggregate, at least 5% of the issued shares entitled to vote at the meeting.

	Delaware	British Columbia
Required Vote Generally
Under the DGCL, the certificate of incorporation or bylaws may specify the votes that shall be necessary for the transaction of business by the corporation. In the absence of such specification in the certificate of incorporation or bylaws, in all matters other than the election of directors, the affirmative vote of a majority of shares present or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders and, with respect to the election of directors, a plurality of the votes present or represented by proxy at a meeting and entitled to vote shall be required for election.
The Bylaws generally provide that action by the stockholders on a matter, other than the election of directors, is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action and that directors will be elected by a plurality vote, provided that, if the rules and requirements of the exchange on which the Company's shares are then listed require a different voting standard for the election of directors, directors will be elected in accordance with the rules and requirements of such exchange.

Under the BCBCA, an ordinary resolution is required to pass most matters at a shareholders' meeting. An "ordinary resolution" means a resolution passed by a simple majority of the votes cast by shareholders voting shares that carry the right to vote at general meetings, or passed, after being submitted to all of the shareholders holding shares that carry the right to vote at general meetings, by being consented to in writing by shareholders holding shares that carry the right to vote at general meetings who, in the aggregate, hold shares carrying at least a special majority of the votes entitled to be cast on the resolution.
Under the BCBCA, directors are elected by a plurality of votes cast by the shareholders voting shares that carry the right to vote at general meetings. In certain circumstances, directors may be appointed by an ordinary resolution.

Required Vote for Mergers, Conversions, Exchange and Sale of Assets
Under the DGCL, a sale, lease or exchange of all or substantially all of a corporation's assets, a merger or consolidation of a corporation with another corporation or a dissolution of a corporation generally requires the approval of the corporation's board of directors and, with limited exceptions, the affirmative vote of a majority of the outstanding stock entitled to vote on the transaction.
Subject to a number of requirements (including a requirement that the corporation have a class or series of stock that is listed on a national securities exchange or held of record by more than 2,000 holders immediately prior to the execution of the merger agreement by the corporation), Section 251(h) of the DGCL permits merger agreements to provide that no stockholder vote is required to consummate a second-step merger following the completion of a tender or exchange offer for shares that, absent Section 251(h) of the DGCL, would be entitled to vote on the adoption of the merger agreement.
Additionally, Section 253 of the DGCL permits a corporation to merge with a subsidiary corporation without a vote of stockholders of the subsidiary if the parent owns ninety percent (90%) or more of the outstanding shares of each class of the subsidiary's stock that would otherwise be entitled to vote on the merger (provided that certain other requirements are met).
The Certificate of Incorporation does not contain any specific provisions that depart from these provisions of the DGCL.

Certain extraordinary corporate actions such as certain amalgamations, continuances, sales of substantially all the undertaking of a company other than in the ordinary course of business, and certain other extraordinary corporate actions such as liquidations or dissolution require authorizations by special resolution. A "special resolution" means a resolution approved by not less than a special majority, being two-thirds of the votes cast at a general meeting called for the purpose of considering the special resolution, or a resolution passed by being consented to in writing by all of the shareholders holding shares that carry the right to vote at general meetings.

	Delaware	British Columbia
Amendments to the BC Notice of Articles and BC Articles and the Certificate of Incorporation and Bylaws
Under the DGCL, except in certain limited circumstances, every amendment to the certificate of incorporation must be made in the following manner:
•The proposed amendment must be approved by the board of directors and submitted to the stockholders for approval.
•The proposed amendment requires the affirmative vote of a majority of the outstanding stock of each class entitled to vote thereon as a class. If any proposed amendment would increase or decrease the aggregate number of authorized shares of a class, increase or decrease the par value of the shares of a class, or alter or change the powers, preferences or special rights of a class or series so as to affect them adversely, then the amendment must also be approved by the holders of a majority of the outstanding stock of such class or series affected by such amendment whether or not entitled to vote thereon by the certificate of incorporation. The number of authorized shares of a class may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote, and not by the individual class, if so provided in the original certificate of incorporation. The Certificate of Incorporation includes such a provision with respect to each class of stock of the Company.
Different series of the same class of shares do not constitute different classes of shares for the purpose of voting by classes except when the series is adversely affected by an amendment in a different manner than other series of the same class.
The DGCL provides that the power to adopt, amend or repeal bylaws of the corporation shall be in the stockholders entitled to vote. Notwithstanding the foregoing, the DGCL also provides that the certificate of incorporation may confer the power to adopt, amend or repeal bylaws upon the board of directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.
The Certificate of Incorporation specifically provides that the Bylaws may be amended by the Board.

Under the BCBCA, an alteration to the articles or notice of articles of a company may require a resolution to be passed by: (i) the type of resolution specified by the BCBCA; (ii) if not specified by the BCBCA, the type of resolution specified by the articles; or (iii) if neither contain such a provision, a special resolution (as defined above). The BCBCA does allow certain capital alterations and alterations to the articles and notice of articles to be approved by an ordinary resolution (simple majority) of shareholders or by the directors, subject to the articles of the company.
The Company currently has provisions in the BC Articles that permit alterations to the Notice of Articles, BC Articles and share structure in some circumstances by directors resolution, subject to any further requirements under the BCBCA, including, inter alia, to:
•create or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;
•increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or established a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;
•subdivide or consolidate all or any of its issued or fully paid issued shares;
•change all or any of the unissued or fully paid issues shares with no par value into shares without par value;
•alter the identifying name of any of its shares; or
•otherwise alter its shares or authorized share structure when required or permitted to do so by the BCBCA.
In addition, the BC Articles also provide that, if the BCBCA does not specify the type of resolution and the BC Articles do not specify another type of resolution, the Company may by special resolution alter the BC Articles.

	Delaware	British Columbia
Size of Board; Director Qualifications
Under the DGCL, each director must be a natural person. Directors need not be stockholders unless so required by the certificate of incorporation or the bylaws. The certificate of incorporation and bylaws of a corporation may prescribe other qualifications for directors.
Under the DGCL, a corporation must have at least one director, and may provide in its certificate of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and may otherwise provide for the manner in which the number of directors may be increased or decreased.

Pursuant to the BCBCA, a public company must have at least three directors.
Under the BCBCA, an individual is not qualified to become or act as a director of a company if that individual is (a) under the age of 18 years; (b) found by a court, in Canada or elsewhere, to be incapable of managing the individual’s own affairs, unless a court, in Canada or elsewhere, subsequently finds otherwise; (b.1) a person in respect of whom a certificate of incapability is issued under the Adult Guardianship Act, unless the certificate is subsequently cancelled under section 37 (4) of that Act (c) an undischarged bankrupt, or (d) convicted in or out of British Columbia of an offence in connection with the promotion, formation or management of a corporation or unincorporated business, or of an offence involving fraud, unless (i) the court orders otherwise, (ii) 5 years have elapsed since the last to occur of (A) the expiration of the period set for suspension of the passing of sentence without a sentence having been passed, (B) the imposition of a fine, (C) the conclusion of the term of any imprisonment, and (D) the conclusion of the term of any probation imposed, or (iii) a pardon was granted or issued, or a record suspension was ordered, under the Criminal Records Act (Canada) and the pardon or record suspension, as the case may be, has not been revoked or ceased to have effect. A director who ceases to be qualified to act as a director of a company must promptly resign.

	Delaware	British Columbia
Removal of Directors
Under the DGCL, any or all directors may be removed, with or without cause, by the holders of a majority of shares then entitled to vote at an election of directors unless the certificate of incorporation of a corporation with a classified board otherwise provides, or in the case of a corporation that has cumulative voting.

Under the BCBCA, a company may remove a director before the expiration of the director’s term of office by a special resolution, or, if the articles provide that a director may be removed by a resolution of the shareholders entitled to vote at general meetings passed by less than a special majority or may be removed by some other method, by the resolution or method specified. Further, if the shareholders holding shares of a class or series of shares of a company have the exclusive right to elect or appoint one or more directors, a director so elected or appointed may only be removed by a special resolution passed by at least two-thirds of the votes cast by those shareholders, or, if the articles provide, by some other method or resolution specified therein.
Under the BC Articles, the Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy. The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

	Delaware	British Columbia
Board Vacancies
Under the DGCL, all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the directors then in office or by the sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws. The Bylaws provide that all vacancies, including those caused by an increase in the number of directors, shall be filled by the affirmative vote of a majority of the remaining directors, even if they constitute less than a quorum.

Under the BCBCA, unless the articles of a company provide otherwise, if a vacancy among the directors occurs because a director was removed by the shareholders, such vacancy may be filled by the shareholders at the shareholders’ meeting, if any, at which the director is removed, or, otherwise by the shareholders or by the remaining directors. Unless the articles of a company provide otherwise, a casual vacancy among directors may be filled by the remaining directors. Unless the articles of a company provide otherwise, if the shareholders holding shares of a class or series of shares have the exclusive right to elect or appoint one or more directors, a vacancy that occurs as a result of the removal of a director may be filled by those shareholders at the shareholders’ meeting, if any, at which the director is removed, or, otherwise, by those shareholders or remaining directors elected or appointed by those shareholders. If there are no directors in office, (a) an individual may be empowered by the shareholders to call a meeting of the shareholders for the election or appointment of directors, and appoint as directors, to hold office until the vacancies are filled at that meeting, the number of individuals that will constitute a quorum, or (b) there may be appointed, by a unanimous resolution of the shareholders, not more than the number of directors who, under the articles, may be elected or appointed at an annual general meeting, unless the articles of a company provide otherwise.
Under the BC Articles, any casual vacancy may be filled by the directors. A vacancy caused by the removal of a director may be filled as discussed under “Removal of Directors”.

	Delaware	British Columbia
Liability of Directors; Fiduciary Duties; Limitation of Directors’ Liability
Delaware courts have provided a robust case law concerning the fiduciary duties of corporate boards and officers. Such case law requires that directors and officers of Delaware corporations exercise a duty of care and a duty of loyalty when making decisions on behalf of a corporation. The Delaware courts have developed the concept of the “business judgment rule” which presumes that directors, in making a business decision, acted on an informed basis, in good faith and in the honest belief that the action taken is in the best interests of the corporation. In performing their duties, directors and officers may exercise their business judgment through reliance in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation’s officers or employees, or committees of the board, or by any other person as to matters the members of the board reasonably believe are within their professional or expert competence and have been chosen with reasonable care. Under the DGCL, the certificate of incorporation of a corporation may eliminate or limit the personal liability of directors or officers to the corporation or its stockholders for monetary damages for breach of fiduciary duty, provided that such provision does not eliminate or limit liability (a) for breach of the duty of loyalty, (b) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of the law, (c) for unlawful dividends or stock repurchases, (d) for any transaction from which a director or officer derived in improper personal benefit or (e) of an officer in any action by or in the right of the corporation.
The Certificate of Incorporation provides that the liability of directors and officers is eliminated or limited to the fullest extent permitted by the DGCL.
Under the DGCL, a transaction between a corporation and one or more of its directors or officers who has an interest in the transaction, is not void or voidable solely for that reason, if: (a) the material facts as to the director’s or officer’s relationship or interest are disclosed or are known to the board of directors or a committee thereof, and the disinterested directors or committee members approve the transaction in good faith; (b) the material facts as to the director’s or officer’s relationship or interest are disclosed or known to the stockholders of the corporation entitled to vote thereon, and the stockholders approve or ratify the transaction in good faith; or (c) the transaction is fair to the corporation at the time it is authorized or approved.

Under the BCBCA, every director and officer must act honestly and in good faith with a view to the best interests of the company, exercise the care, diligence, and skill that a reasonably prudent individual would exercise in comparable circumstances, act in accordance with the BCBCA and the regulations, and subject to the foregoing, act in accordance with the articles of the company. Under the BCBCA, directors of a company who vote for or consent to a resolution authorizing the company to. among other things,: (i) carry on a business or exercise a power contrary to its articles as a result of which the company has paid compensation to any person; (ii) pay a commission or allow a discount contrary to the BCBCA; (iii) pay a dividend or purchase, redeem or otherwise acquire shares contrary to the BCBCA, or (iv) make or give an indemnity to a party contrary to the BCBCA, are jointly and severally liable to restore to the company any amount paid or distributed as a result and not otherwise recovered by the company. In addition, directors who vote for or consent to a resolution that authorized the issue of a share that is not fully paid are jointly and severally liable to compensate the company or any shareholder or beneficial shareholder for any losses, damages and costs sustained or incurred as a result. A director is not liable for any such amounts if the director has relied, in good faith, on (i) financial statements represented by an officer of the company or in the written report of the auditor of the company to fairly reflect the financial position of the company; (ii) the written report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by that person; (iii) a statement of fact represented to the director by an officer of the company to be correct; or (iv) any record, information or representation that the court considers provides reasonable grounds for the actions of the director, whether or not the record, information or representation was forged, fraudulently made or inaccurate.

	Delaware	British Columbia
Indemnification of Officers and Directors
Section 145 of the DGCL provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which such person is made a party by reason of the fact that the person is or was a director, officer, employee or agent of the corporation (other than a derivative action), if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.
A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action, and no indemnification shall be made in respect of any claim as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action was brought determines that such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.
Also under Section 145 of the DGCL, a corporation may pay the expenses (including attorneys’ fees) incurred by officers and directors in defending against lawsuits in advance, provided that such director or officer undertakes to repay any advanced funds if it is ultimately determined that such person is not entitled to be indemnified by the corporation.
The Certificate of Incorporation and the Bylaws generally provide mandatory indemnification and advancement of expenses to directors and officers to the fullest extent permitted by Delaware law. The Certificate of Incorporation provides for rights of indemnification and advancement to its employees and agents.
Section 145 of the DGCL provides that a determination regarding indemnification shall be made by the corporation with respect to a person who is a director or officer of the corporation at the time of such determination: (i) by a majority vote of the directors who are not parties to the action, suit or proceeding, even though less than a quorum, (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the corporation’s stockholders.
A director or officer may also apply to the Delaware Court of Chancery or any other court of competent jurisdiction in Delaware for a determination that indemnification is proper in the circumstances.
Section 145 of the DGCL and the Bylaws provide that it is not exclusive of other indemnification that may be granted by the Certificate of Incorporation, the Bylaws, disinterested director vote, stockholder vote, agreement or otherwise.
The Bylaws also provide that, except for proceedings to enforce rights to indemnification, the Company shall not be obligated to indemnify any director or officer (or his heirs, executors, or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the board of directors.

Under the BCBCA, a current or former director or officer of the company, a current or former director or officer who acts or has acted for an affiliate of the company or at the company’s request as a director or officer of another company, or at the request of the company, is or was, or holds or held a position equivalent to that of, a director or officer of a partnership, trust, joint venture or other unincorporated entity (an “eligible party”), is entitled to be indemnified by the company in respect of all costs, charges and expenses (including legal and other fees, but not including judgments, penalties, fines or amounts paid in settlement of a proceeding) actually and reasonably incurred by the person in connection with any legal proceeding or investigative action if, among other things, (i) the person acted honestly and in good faith with a view to the best interests of the company; and (ii) in the case of an eligible proceeding other than a civil proceeding, the person had reasonable grounds for believing that this conduct in respect of which the proceeding was brought was lawful.
Under the BC Articles, the Company must indemnify an eligible party against all eligible penalties and must pay expenses actually and reasonably incurred by such person. In addition, the Company must pay in advance of the final disposition of an eligible proceeding the expenses actually and reasonably incurred by an eligible party.

Indemnity Insurance
Pursuant to the DGCL and the Bylaws, the Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity.

Under the BCBCA, a company may purchase and maintain insurance for the benefit of a director or officer, former director and officer or current or former director and officer who acted as a director or officer of an affiliate or at the company’s request as director or officer against any liability that may be incurred by reason of the eligible party being or having been a director or officer of, or holding or having held a position equivalent to that of a director or officer of, the company or an associated corporation.

Shareholder Consent in Lieu of Meeting
The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents shall be signed by not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
The Certificate of Incorporation and the Bylaws provide that stockholders may not act by written consent.

Under the BCBCA, a written consent resolution by shareholders is deemed to be valid and effective as if it had been passed at a meeting of shareholders as long as it satisfies all of the requirements of the BCBCA and the regulations and articles of the company.

	Delaware	British Columbia
Calling of Shareholder Meeting
Under the DGCL, unless otherwise provided in the certificate of incorporation or the bylaws, the board of directors may call special meetings of the stockholders.
The Bylaws provide that a special meeting of the stockholders may be called only by the board of directors pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office, or, if there are no directors then in office, by an officer of the Company. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation, unless otherwise required by law.

Under the BC Articles, directors may call meetings of shareholders. The BCBCA provides that shareholders may requisition a general meeting provided the requisition is made by shareholders holding at least 1/20 of the issued shares of the company that carry the right to vote at general meetings and is in compliance with the requirements of the BCBCA. If a general meeting is validly requisitioned in accordance with the BCBCA, the directors must call a general meeting to transact the business specified in the requisition, to be held within four months after the date the requisition is received by the company, regardless of the articles of such company.

Location of Shareholder Meetings
Under the DGCL, a stockholders meeting may be held within or outside of Delaware. If, pursuant to the DGCL or the certificate of incorporation or bylaws, the Board is authorized to determine the place of a stockholders meeting, the Board may determine that the meeting be held solely by remote communication. Under the Bylaws, the Board may determine to hold a meeting of stockholders by means of electronic communications, videoconferencing, teleconferencing or other available technology authorized by and in accordance with the DGCL.

Under the BCBCA, a general meeting of a company must be held in British Columbia or may be held at a location outside British Columbia if (i) a location outside of British Columbia is provided for in the company’s articles, (ii) the articles do not restrict the company from approving a location outside of British Columbia and the location is approved by the resolution required by the articles for that purpose (if no resolution is required by the articles for that purposes, approved by ordinary resolution), or (iii) the location for the meeting is approved by the Registrar of Companies of British Columbia before the meeting is held. If the meeting is a partially electronic meeting, the foregoing applies to the location where persons attend the meeting in person. If the meeting is a fully electronic meeting, the foregoing does not apply to the meeting.
The BC Articles provide that the directors may choose a location outside of British Columbia for the purpose of any general meeting of shareholders.

Shareholder Inspection Rights
Under the DGCL, a stockholder or its agent has the right to inspect stock ledger, a list of all of its stockholders and its other books and records during the usual hours of business upon written demand stating his purpose (which must be reasonably related to such person’s interest as a stockholder). If the corporation refuses to permit such inspection or refuses to reply to the request within five business days of the demand, the stockholder may apply to the Delaware Court of Chancery for an order to compel such inspection.

Under the BCBCA, current shareholders of a company are entitled to inspect, without charge, certain records of the company, including the company’s constating documents (including the company’s articles, notice of articles and certificate of incorporation, continuation or amalgamation, as applicable); any orders made by the court under the BCBCA, the Registrar or the executive director under the Securities Act (British Columbia); the company’s central securities register and register of directors; consents to act and resignations of directors; any report of an inspector appointed by the court; the minutes of every meeting of shareholders; each consent resolution of shareholders; every audited financial statement of the company and its subsidiaries, whether or not consolidated; certain disclosures of disclosable interests of directors and senior officers; certain disclosures relating to financial assistance; and, if the company is an amalgamated company, the equivalent records for each predecessor company. Former shareholders have the same rights of inspection as do current shareholders, but only with respect to those records that relate to the period when that person was a shareholder.

	Delaware	British Columbia
Shareholder Proposals	The DGCL does not contain specific provisions regarding stockholder proposals.
The BCBCA provides a mechanism whereby qualified shareholders of public companies holding at least 1/100 of the issued shares that carry the right to vote at general meetings or have a fair market value in excess of $2,000, can have specific matters submitted for consideration at the next annual general meeting of the company, rather than relying on the directors or management of the company to put the matter before the shareholders. A “qualified shareholder” is a person who is a registered owner or beneficial owner of one or more shares of the company that carry the right to vote at general meetings and has been a registered owner or beneficial owner of one or more such shares for an uninterrupted period of at least two years before the date of the signing of the proposal. However, a person is not a “qualified shareholder” if, within two years before the date of the signing of the proposal, the person failed to present at an annual general meeting an earlier proposal that the person had submitted to the company and that the company had responded to by complying with the proposal process.

Payment of Dividends and Distributions
The DGCL provides that a corporation may declare and pay dividends to its stockholders either (i) out of its surplus, as determined in the DGCL, or (ii) if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

Under the BCBCA, a company may declare a dividend, subject to its charter or an enactment that provides otherwise, out of the profits, capital or otherwise by issuing shares or warrants by way of dividend, or in property, including in money. A dividend in money or property may not be declared or paid if there are reasonable grounds for believing that (i) the company is insolvent, or (ii) the payment of the dividend would render the company insolvent. For the purposes of the payment of dividends, “insolvent” means unable to pay the company’s debts as they become due in the ordinary course of its business.

Rights of Dissent and Appraisal
Under the DGCL, stockholders are entitled to appraisal rights in connection with certain mergers, and may demand that the Delaware Court of Chancery determine the fair value of such stockholder’s shares. However, stockholders do not have appraisal rights if the shares of stock they hold, at the record date for determination of stockholders entitled to vote at the meeting of stockholders to act upon the merger or consolidation, or on the record date with respect to action by written consent, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders.
Notwithstanding the foregoing, appraisal rights are available if stockholders are required by the terms of the merger agreement to accept for their shares consideration other than (a) shares of stock of the surviving corporation, (b) shares of stock of another corporation that will either be listed on a national securities exchange or held of record by more than 2,000 holders, (c) cash instead of fractional shares or (d) any combination of clauses (a)—(c).

Under the BCBCA, registered shareholders have the right to dissent from certain corporate acts, including certain amendments to the articles, the adoption or approval of an amalgamation agreement, the approval of an arrangement if the terms of the arrangement permit dissent, the continuance of the company into a jurisdiction other than British Columbia, a sale, lease or other disposition by the company of all or substantially all of its undertaking, any other resolution, if dissent is authorized by the resolution and any court order that permits dissent. Subject to fulfilling all of the requirements of the BCBCA (and court order, if applicable) in respect of the shareholder’s right to dissent, the company and the dissenting shareholder may agree on the amount of the payout value of the dissent shares and the company must then promptly purchase the dissenting shareholder’s shares at fair value, unless there are grounds for believing that the company is insolvent or the payment would render the company insolvent. A dissenting shareholder who has not entered into an agreement with the company (or the company itself) may apply to the court and the court may determine the payout value of the dissent shares.

	Delaware	British Columbia
Oppression Remedy
Although Delaware common law imposes fiduciary duties upon directors and officers, the DGCL does not contain an “oppression remedy” as under the BCBCA. However, Delaware courts have broad authority to impose equitable remedies for violations of a director’s fiduciary duties under Delaware common law.

The BCBCA contains an oppression remedy that enables the court to make any interim or final order it considers appropriate, if satisfied upon application by a shareholder (which in this context includes a beneficial shareholder or any other person whom the court considers to be an appropriate person) that (i) the affairs of the company are being or have been conducted, or that the powers of the directors are being or have been exercised, in a manner oppressive to one or more of the shareholders; or (ii) that some act of the company has been done or is threatened, or that some resolution of the shareholders or of the shareholders holding shares of a class or series of shares has been passed or is proposed, that is unfairly prejudicial to one or more of the shareholders, and that the application was brought by the shareholder in a timely manner.

Derivative Action
Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation to enforce the rights of the corporation. Generally, a person may institute and maintain such a suit only if such person was a stockholder at the time of the transaction that is the subject of the suit or his or her shares thereafter devolved upon him or her by operation of law. Delaware law requires that the derivative plaintiff make a demand on the directors of the corporation to assert the corporate claim before the suit may be prosecuted by the derivative plaintiff, unless such demand would be futile. In addition, stockholders may, in certain circumstances, bring class actions to enforce rights belonging to stockholders, as distinguished from derivative actions brought on behalf of the corporation.
The Certificate of Incorporation and Bylaws provide that, unless the Company consents in writing to the selection of an alternative forum, the Delaware Court of Chancery or the state or federal courts located in the State of Florida will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or agent of the Company or the stockholders of the Company, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the Bylaws or as to which the DGCL confers jurisdiction on the Delaware Court of Chancery, (iv) any action to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or the Bylaws of the Corporation, or (v) any action asserting a claim governed by the internal affairs doctrine. The foregoing exclusive forum provision does not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts of the United States have exclusive jurisdiction. In addition, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the U.S. Securities Act.

Under the BCBCA, a complainant (being a shareholder, a beneficial shareholder, a director of a company or any other person whom the court considers to be an appropriate person) may, with leave of the court, prosecute a civil, criminal, quasi-criminal, administrative or regulatory action or proceeding in the name and on behalf of the company to enforce a right, duty, or obligation owed to the company that could be enforced by the company itself; or to obtain damages for any breach of any such right, duty, or obligation, whether the right, duty, or obligation arises under the BCBCA or otherwise. A complainant may also, with leave of the court, defend, in the name and on behalf of a company, a legal proceeding brought against the company.

	Delaware	British Columbia
Business Combination
Section 203 of the DGCL generally prohibits a publicly-held Delaware corporation from engaging in a business combination with any interested stockholder (defined as a person or entity that becomes the beneficial owner of at least 15% of a Delaware corporation's outstanding voting stock) for a three-year period following the time that such stockholder becomes an interested stockholder, unless the board of directors approves the business combination or the transaction by which such stockholder becomes an interested stockholder, in either case, before the stockholder becomes an interested stockholder, the interested stockholder acquires 85% of the corporation’s outstanding voting stock in the transaction by which such stockholder becomes an interested stockholder, or the business combination is subsequently approved by the board of directors and authorized at a meeting of stockholders by the affirmative vote of the holders of at least 66 2/3 % of the corporation’s outstanding voting stock not owned by the interested stockholder.
Section 203 permits a corporation to opt out of the prohibitions in the section if, among other things, its original certificate of incorporation contains a provision expressly electing not to be governed thereby. The Certificate of Incorporation includes such an opt-out provision.

The BCBCA does not contain an exact corresponding provision. Certain matters such as take-over bids, issuer bids, going-private transactions, business combinations and transactions with directors, officers, significant shareholders and other related parties to which the Company is a party may be subject to Canadian provincial securities legislation and administrative policies and rules of the Canadian securities administrators. Such legislation, administrative policies and rules may impose board and/or shareholder approval requirements on public companies separate and apart from the BCBCA.

	Delaware	British Columbia
Controlling Stockholder Transactions
The DGCL provides that, other than in the case of a going-private transaction, an act or transaction between a corporation and a controlling stockholder or a control group, or an act or transaction from which a controlling stockholder or a control group receives a financial or other benefit not shared with the corporation’s stockholders generally may not be the subject of equitable relief or give rise to an award of damages against a director, officer, controlling stockholder or member of a control group by reason of a breach of fiduciary duty by a director, officer, controlling stockholder or member of a control group if any of the following conditions are met: (i) the material facts as to such controlling stockholder transaction (including the controlling stockholder’s interest therein) are disclosed or are known to all members of a committee of the board of directors to which the board of directors has expressly delegated the authority to negotiate (or oversee the negotiation of) and to reject such controlling stockholder transaction, and such controlling stockholder transaction is approved (or recommended for approval) in good faith and without gross negligence by a majority of the disinterested directors then serving on the committee; or (ii) such controlling stockholder transaction is conditioned, by its terms, as in effect at the time it is submitted to stockholders for their approval or ratification, on the approval of or ratification by disinterested stockholders, and such controlling stockholder transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders; or (iii) such controlling stockholder transaction is fair as to the corporation and the corporation’s stockholders.
The BCBCA does not contain a corresponding provision.
Compulsory Acquisition Right
The DGCL does not contain a right of compulsory acquisition. However, the DGCL does permit a parent Delaware entity owning 90% of a subsidiary Delaware corporation to merge the subsidiary with and into the parent entity without a vote of the owners of either entity. Further, the DGCL permits a parent Delaware entity owning 90% of a subsidiary Delaware corporation to merge the parent entity with and into the subsidiary without a vote of the stockholders of the subsidiary Delaware corporation.

The BCBCA provides a right of compulsory acquisition for an offeror that acquires at least 90% of the target company’s shares or any class of shares pursuant to a take-over bid or issuer bid, other than securities held at the date of the bid by or on behalf of the offeror (i.e., an “acquiring person” under the BCBCA). Those shareholders who did not accept the offer may be compelled, on notice from the acquiring person, to sell their shares to the acquiring person at the same price and on the same terms offered, unless the court otherwise orders. If the acquiring person does not give that notice within one month after becoming entitled to do so, it must give notice to those shareholders that they may require the acquiring person to purchase their shares from them. A shareholder may apply to the court to set the price and terms of payment.

Comparison of Certificate of Incorporation and Company Delaware Bylaws with the BC Notice of Articles and BC Articles
In addition to the differences noted above, set forth below is a comparison of the material provisions of the Certificate of Incorporation and Bylaws with the BC Notice of Articles and BC Articles. While it is not practical to summarize all of the legal differences between the different sets of charter documents, certain principal differences that could materially affect the rights of shareholders are set forth below. The following summary is not a substitute for direct reference to the Certificate of Incorporation, Bylaws and the BC Articles themselves, or for professional interpretation of such documents, and is qualified by reference thereto. Copies of the Certificate of Domestication, Certificate of Incorporation and Bylaws are attached as Schedule A, Schedule B, and Schedule C, respectively, to the Plan of Arrangement. A copy of the BC Articles has been filed with the SEC as Exhibit 3.1 to the Company’s Annual Report on Form 10-K filed with the SEC and on SEDAR on February 26, 2026. A copy of the current BC Notice of Articles can be found attached as Appendix F to this Proxy Statement. The following summary does not purport to be complete or exhaustive and shareholders should therefore consult their legal advisors regarding the implications of the adoption of the Certificate of Incorporation and Bylaws which may be of particular importance to them.

	Delaware	British Columbia
Authorized Capital
The total number of shares of all classes of stock that the Company is authorized to issue is: (A) 5,000,300,000 shares of common stock, $0.0001 par value per share, (“Common Stock”) divided into two classes as follows: (i) 5,000,000,000 shares of Class A subordinate voting Common Stock (“Delaware Subordinate Voting Shares”), (ii) 300,000 shares of Class B multiple voting Common Stock (“Delaware Multiple Voting Shares”); and (B) 1,000,000,000 authorized shares of preferred stock, par value $0.0001 per share (the “Delaware Preferred Stock”). The number of authorized shares of any of the Delaware Subordinate Voting Shares, Delaware Multiple Voting Shares or Delaware Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the stockholders of the Company entitled to vote thereon, and no vote of the holders of Delaware Subordinate Voting Shares, Delaware Multiple Voting Shares or Delaware Preferred Stock voting separately as a class will be required therefor (and any such right otherwise provided by certain provisions of the DGCL is specifically denied), unless a vote of any such holders is expressly required pursuant to the Certificate of Incorporation.
The Board is expressly authorized to provide out of the unissued shares of Preferred Stock for one or more series and to fix the voting rights, designations, powers, preferences and other rights of each such series, as set forth in a certificate of designation filed pursuant to the DGCL (the “Preferred Stock Designation”). Unless otherwise provided by the Board in a Preferred Stock Designation, holders of Delaware Preferred Stock are not entitled to vote at meetings of stockholders, are not entitled to receive dividends, and are not entitled to receive any assets upon liquidation, dissolution or winding up of the Company.

The BC Notice of Articles provide that the authorized share structure of the Company consists of an unlimited number of Subordinate Voting Shares, an unlimited number of Multiple Voting Shares and an unlimited number of Super Voting Shares.
No Super Voting Shares are currently outstanding, and the Company may not issue any additional Super Voting Shares.

	Delaware	British Columbia
Voting Rights
Each holder of record of Delaware Subordinate Voting Shares is entitled to one vote for each Delaware Subordinate Voting Share on all matters on which stockholders generally or holders of Delaware Subordinate Voting Shares as a separate class or series are entitled to vote (whether voting separately as a class or series, or together with any other classes or series of the Company’s capital stock). No holder of Delaware Subordinate Voting Shares has the right to cumulate votes.
Each holder of record of Delaware Multiple Voting Shares is entitled to 100 votes for each Delaware Multiple Voting Share on all matters on which stockholders generally or holders of Delaware Multiple Voting Shares as a separate class or series are entitled to vote (whether voting separately as a class or series, or together with any other classes or series of the Company’s capital stock). No holder of Delaware Multiple Voting Shares has the right to cumulate votes.
Except as otherwise required by the DGCL or the Certificate of Incorporation, the holders of record of Delaware Preferred Stock shall not be entitled to vote at meetings of the shareholders of the Company; provided that the holders of Delaware Preferred Stock shall be entitled to receive notice of (but not vote at) meetings of shareholders called for the purpose of authorizing the dissolution of the Company, merger, sale of its assets, or similar.

The holders of Subordinate Voting Shares are entitled to receive notice of and to attend and vote at all meetings of shareholders of the Company except a meeting at which only the holders of another class or series of shares are entitled to vote. Each Subordinate Voting Share entitles the holder thereof to one vote at each such meeting.
Holders of Multiple Voting Shares are entitled to receive notice of and to attend vote at all meetings of shareholders of the Company, except a meeting at which only the holders or another class or series of shares are entitled to vote. Each Multiple Voting Share entitles the holder to 100 votes at each such meeting.

Liquidation Rights
Under the Certificate of Incorporation, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company or a merger, consolidation, conversion, transfer or sale of substantially all of the assets of the Company (a “Deemed Liquidation Event”), after payment or provision for payment of the debts and other liabilities of the Company, the holders of all outstanding Delaware Subordinate Voting Shares and Delaware Multiple Voting Shares shall be entitled to receive the remaining assets of the Company available for distribution or available proceeds from such Deemed Liquidation Event ratably in proportion to the number of shares held by each such stockholder (on an as-converted to Subordinate Voting Share basis).
Unless otherwise provided by the Board in a Preferred Stock Designation for a particular series, the holders of record of Delaware Preferred Stock shall not be entitled to receive any amount, property or assets of the Company.

In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs:
•the holders of Subordinate Voting Shares are, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Subordinate Voting Shares, entitled to participate ratably along with all other holders of Subordinate Voting Shares and Multiple Voting Shares (on an as-converted to Subordinate Voting Share basis); and
•the holders of Multiple Voting Shares will, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Multiple Voting Shares, be entitled to participate ratably along with all other holders of Multiple Voting Shares (on an as-converted to Subordinate Voting Shares basis) and Subordinate Voting Shares.

	Delaware	British Columbia
Conversion of Shares
The Certificate of Incorporation will provide for similar conversion rights as those applicable to the Subordinate Voting Shares and the Multiple Voting Shares in respect of the Delaware Subordinate Voting Shares and Delaware Multiple Voting Shares.
For greater certainty, the Delaware Multiple Voting Shares will be convertible into Delaware Subordinate Voting Shares on the basis of one hundred Delaware Subordinate Voting Shares for each one Delaware Multiple Voting Share at any time at the option of the holder.
Unlike the BC Articles, the Certificate of Incorporation does not include a mandatory conversion right permitting the Company to require holders of Delaware Multiple Voting Shares to convert such shares into Delaware Subordinate Voting Shares.

The Multiple Voting Shares are convertible into Subordinate Voting Shares on the basis of one hundred Subordinate Voting Shares for each one Multiple Voting Share at any time at the option of the holder.
The Company may require each holder of Multiple Voting Shares to convert all if at any time the following conditions are satisfied: (i) the Subordinate Voting Shares issuable upon conversion are registered for resale under the U.S. Securities Act, (ii) the Company is subject to reporting requirements of the U.S. Exchange Act, and (iii) the Subordinate Voting Shares are listed or quoted on a recognized stock exchange in North America.

Preemptive and Subscription Rights	Delaware Subordinate Voting Shares do not have pre-emptive or subscription rights, and there are no redemption rights in favour of the stockholders or sinking-fund provisions applicable to them.
The holders of Subordinate Voting Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Subordinate Voting Shares, or bonds, debentures or other securities of the Company now or in the future.
The holders of Multiple Voting Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Multiple Voting Shares, or bonds, debentures or other securities of the Company now or in the future.

Redemption
The Certificate of Incorporation provides that, at the option of the Board, shares of Common Stock (including both Delaware Subordinate Voting Shares and Delaware Multiple Voting Shares) owned by an Unsuitable Person may be redeemed by the Company (a “Redemption”) for the Fair Market Value of such shares. On and after the delivery of written notice sent by the Company to the holder of shares called for Redemption, the Unsuitable Person ceases to have voting rights with respect to the shares called for Redemption.
An “Unsuitable Person” means (i) any person with ownership of 5% or more of all outstanding shares of Common Stock on an as-converted basis who a Governmental Authority granting any license to the Company has determined to be unsuitable to own shares of Common Stock, or (ii) any person whose ownership of shares of Common Stock may result in the loss, suspension or revocation of any cannabis license held by the Company or in the Company being unable to obtain any new license, as determined by the Board in its sole discretion after consultation with legal counsel.

The BC Articles provide that the Company may, if authorized by the directors, purchase, redeem or otherwise acquire any of the Company’s shares at such price and on such terms as the directors may determine, subject to the BCBCA.

Directors
Under the Certificate of Incorporation, the number of directors shall be determined as set forth in the Bylaws. Pursuant to the Bylaws, the number of directors shall consist of at least three individuals, with the total number of directors fixed from time to time exclusively by the Board.
Under the BC Articles, the number of directors is set at the greater of three and the number of directors most recently set by ordinary resolution.

	Delaware	British Columbia
Meetings of Directors
Regular meetings of the Board may be held without notice. If the Board designates the time and place of a regular meeting by resolution, no further notice of such meeting shall be required. Special meetings of the Board may be called only by the Chair of the Board, or if there is no Chair, by the Chief Executive Officer, the President, or the Secretary, or upon the request of a majority of the Board. Regular or special meetings may be held at any place designated by the Board or, in the absence of such designation, as specified in the notice of the meeting. Except as otherwise provided in the Bylaws, notice of any meeting shall be delivered to each director at least 24 hours prior to the meeting.

The BC Articles state that the directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

Quorum for Director’s Meetings	The Bylaws provide that a majority of the directors in office is necessary to constitute a quorum for the transaction of business.	Under the BC Articles, the quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at two directors.
Protective Provisions
The Certificate of Incorporation provides that the Company shall not amend, alter or repeal any provision of the Certificate of Incorporation or Bylaws in a manner that adversely affects the special rights, powers or preferences of the Delaware Subordinate Voting Shares or Delaware Multiple Voting Shares, as applicable, without the affirmative vote of at least 66 2/3% of the outstanding shares of the affected class, voting as a separate class. In addition, the Company may not create any class or series of Common Stock senior to or on parity with the Delaware Multiple Voting Shares without the affirmative vote of the holders of at least 66 2/3% of the outstanding Delaware Multiple Voting Shares, voting as a separate class.

The BC Articles provide that the Company will not, without the consent of the holders of the Subordinate Voting Shares by separate special resolution, prejudice or interfere with any right or special right attached to the Subordinate Voting Shares. Similarly, the Company will not, without the consent of the Multiple Voting Shares and Super Voting Shares by separate special resolution, prejudice or interfere with any right or special right attached to the Multiple Voting Shares. Consent of the holders of a majority of the outstanding Multiple Voting Shares and Super Voting Shares is also required for any action that authorizes or creates shares of any class having preferences superior to or on parity with the Multiple Voting Shares.

	Delaware	British Columbia
Advance Notice Provisions
The Bylaws include an advance notice provision requiring that stockholders who wish to nominate directors or propose other business at an annual meeting of stockholders must provide timely notice in proper written form to the Secretary of the Company at the Company’s principal executive offices. To be timely, notice must generally be delivered not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the previous year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, or if no meeting was held the prior year, the notice must be received no later than the (i) 120th day, and not later than the 90th day, prior to such annual meeting or (ii) 10th day following the public announcement of the meeting date. For special meetings called for the purpose of electing directors, notice of nominations must generally be received not earlier than the 120th day and not later than the 90th day prior to the meeting or the 10th day following public announcement of the meeting date.
Stockholder notices must comply with the informational and procedural requirements set forth in the Bylaws, including detailed disclosures about the nominating or proposing stockholder, any beneficial owners or control persons, and any related agreements or arrangements.

The BC Articles contain an advance notice provision, governing the nomination process for Board candidates. The advance notice provision imposes a deadline for shareholders to submit nominations prior to any annual or special shareholder meeting. In the case of an annual general meeting of shareholders, notice to the Company’s Secretary must be made not less than 33 nor more than 65 days prior to the date of the annual general meeting of shareholders; provided, however, that in the event that the annual general meeting of shareholders is called for at a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice by the nominating shareholder must be given not later than the close of business on the tenth (10th) day following the notice date. In the case of a special meeting (which is not also an annual general meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), notice to the Secretary must be made not later than the close of business on the fifteenth (15th) day following the date on which the first public announcement of the date of the special meeting of shareholders was made.

Dividends and Distributions
The Certificate of Incorporation provides that the Company may make distributions to its holders of records of Delaware Subordinate Voting Shares and of Delaware Multiple Voting Shares ratably out of funds legally available for this purpose as determined by the Board. No dividend shall be declared, paid or set aside on the Delaware Subordinate Voting Shares unless each holder of Delaware Multiple Voting Shares simultaneously receives a dividend on each Delaware Multiple Voting Share on an as-converted to Delaware Subordinate Voting Share basis, and vice versa. Unless otherwise provided by the Board in a Preferred Stock Designation for a particular series, holders of Delaware Preferred Stock are not entitled to receive dividends or other distributions from the Company.

The BC Articles contain provisions with respect to dividend payments and entitlement thereto, including manner of payment and settlement of difficulties in regard to the distribution of dividends.
Subordinate Voting Shares are entitled to receive as and when declared by the directors of the Company, dividends in cash or property of the Company. No dividend may be declared or paid on the Subordinate Voting Shares unless the Company simultaneously declares or pays, as applicable, equivalent dividends (on an as-converted to Subordinate Voting Share basis) on the Multiple Voting Shares.
The holders of the Multiple Voting Shares are entitled to receive such dividends, out of any cash or other assets legally available therefor, pari passu (on an as converted basis) as to dividends and any declaration or payment of any dividend on the Subordinate Voting Shares. No dividend may be declared or paid on the Multiple Voting Shares unless the Company simultaneously declares or pays, as applicable, equivalent dividends (on an as-converted basis) on the Subordinate Voting Shares.

COURT APPROVAL OF THE ARRANGEMENT
The Delaware Domestication is being effected pursuant to Section 288 of the BCBCA, which provides that, where it is impracticable for a corporation to effect a fundamental change under any other provision of the BCBCA, a corporation may apply to the Supreme Court of British Columbia for an order approving a proposed arrangement. The arrangement procedure requires, among other things, Court approval.

Interim Order

Prior to the mailing of this Proxy Statement, on June 19, 2026, the Company obtained an interim order from the Court (the “Interim Order”) authorizing and directing the Company to call, hold and conduct the Meeting, submit the Arrangement Resolution to the shareholders for approval, and addressing other procedural matters, including: (1) the required shareholder approval of the Arrangement Resolution; (2) the dissent rights for shareholders; (3) the notice requirements with respect to the Court hearing of the application for the final order; (4) the ability of the Company to adjourn or postpone the Meeting from time to time in accordance with the terms of the Interim Order, without the need for additional approval of the Court; and (5) the record date for the shareholders entitled to notice of and to vote at the Meeting.

A copy of the Interim Order is attached hereto as Appendix D.

Final Order

If the Arrangement Resolution is approved by shareholders at the Meeting in the manner required by the Interim Order, the Company intends to apply to the Court for a final order (the “Final Order”) approving the Plan of Arrangement. The hearing for the Final Order (the “Final Order Hearing”) is currently scheduled for August 10, 2026 at 9:45 a.m. (Vancouver time) at the Supreme Court of British Columbia, 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1, or as soon thereafter as counsel may be heard, or at any other date and time and by any other method as the Court may direct. At the Final Order Hearing, any shareholder or any other interested person, who wishes to participate or to be represented or to present evidence or argument at the Final Order Hearing may do so, subject to filing with the Court and serving upon the Company on or before 4:00 p.m. (Vancouver time) on August 7, 2026, a Response to Petition (“Response”), in accordance with the terms set out in the Interim Order and in the form prescribed by the Supreme Court Civil Rules (British Columbia), including his, her, or its address for service, together with all materials on which he, she or it intends to rely at the Final Order Hearing.

A Notice of Hearing of the application for the Final Order is attached hereto as Appendix E.

The Response and supporting materials must be served on the Company, within the time specified, by delivery to the Company, c/o DLA Piper (Canada) LLP, The Stack, 1133 Melville Street, Suite 2700, Vancouver, British Columbia, V6E 4E5, to the attention of Derek Bell. Subject to the Court ordering otherwise, only those persons who file a Response in compliance with the Interim Order will be provided with notice of the materials to be filed with the Court and the opportunity to make submissions in support or opposition of the Final Order. In the event the Final Order Hearing is postponed, adjourned or rescheduled, then, subject to further order of the Court, only those persons having previously served a Response in compliance with the Interim Order will be given notice of the postponement, adjournment or rescheduled date. Participation in the Final Order Hearing, including who may participate and present evidence or argument and the procedure for doing so, is subject to the terms of the Interim Order and any subsequent direction of the Court.

Shareholders who wish to participate in or be represented at the Final Order Hearing should consult their legal advisors as to the necessary requirements. The Notice of Hearing of Petition for Final Order constitutes notice of the Final Order Hearing and is the only such notice of that proceeding.

The Court has broad discretion under the BCBCA when making orders with respect to the Plan of Arrangement. The Court, in hearing the Company’s application at the Final Order Hearing, will consider, among other things, the fairness of the Plan of Arrangement to the shareholders and any other interested party as the Court determines appropriate. The Court may approve the Plan of Arrangement either as proposed or as amended in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court may determine appropriate.

If made, the Final Order will constitute the basis for the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), under Section 3(a)(10) thereof (a “Section 3(a)(10) Exemption”), with respect to any deemed issuance or exchange of the Delaware Common Stock that may be considered to have occurred in connection with the Delaware Domestication.

Effective Date

The Delaware Domestication will become effective on the date designated by the Company as the Effective Date. If the Meeting is held and the Arrangement Resolution is approved by shareholders as required by the Interim Order, the Company intends to apply to the Court for the Final Order. The Board will determine the appropriate time to implement the Delaware Domestication. The Effective Date could be delayed, however, for a number of reasons, including an objection before the Court at the hearing of the application for the Final Order.

RIGHTS OF DISSENT
Registered shareholders who wish to dissent should take note that the procedures for dissenting to the Plan of Arrangement (the “Dissent Procedures”) require strict compliance with Sections 237 to 247 of the BCBCA (the “Dissent Rights”), as modified by the Plan of Arrangement, Interim Order and the Final Order. A copy of Sections 237 to 247 of the BCBCA is attached hereto as Appendix C. The Court hearing the application for the Final Order has the discretion to alter the Dissent Rights with respect to the Plan of Arrangement described herein based on the evidence presented at such hearing.

Any registered shareholder is entitled to be paid the fair value of its Subordinate Voting Shares or Multiple Voting Shares, as applicable, in accordance with the Dissent Rights if such shareholder properly dissents in respect of the Plan of Arrangement, and the Plan of Arrangement becomes effective (a “Dissenting Shareholder”). A shareholder is not entitled to dissent with respect to shares if such shareholder votes any of those shares in favor of the Arrangement Resolution.

Dissenting Shareholders who might desire to exercise the right to dissent and appraisal should carefully consider and comply with the provisions of the BCBCA, the full text of which is set out in Appendix C to this Proxy Statement as modified by the Plan of Arrangement and the Interim Order, the full texts of which are set out in Appendix B and Appendix D, respectively, to this Proxy Statement and consult their own legal advisors.

If a Dissenting Shareholder exercises Dissent Rights with respect to Subordinate Voting Shares or Multiple Voting Shares, properly complies with the Dissent Procedures and is ultimately entitled to be paid for such shares, such Dissenting Shareholder will be entitled to be paid the fair value of such shares and will be deemed to have irrevocably transferred such shares to the Company in accordance with the Plan of Arrangement in consideration for such fair value (less, for greater certainty, any applicable withholding or other taxes), at the effective time of the Plan of Arrangement, and will cease to have any rights as a shareholder.

Any shareholder wishing to exercise Dissent Rights in respect of the Arrangement Resolution must provide written objection to the Arrangement Resolution (a “Dissent Notice”) to the Company, c/o DLA Piper (Canada) LLP, Attention: Derek Bell, The Stack, 1133 Melville Street, Suite 2700, Vancouver, British Columbia, V6E 4E5, at or prior to 5:00 p.m. (Pacific Time) on the date that is two (2) business days immediately prior to the date of the Meeting (as such time may be adjusted in the event of any adjournment(s) or postponement(s) of the Meeting). A Dissenting Shareholder must prepare a separate Dissent Notice for themselves, if dissenting on their own behalf, and for each other person who beneficially owns Subordinate Voting Shares or Multiple Voting Shares registered in the Dissenting Shareholder’s name and on whose behalf the Dissenting Shareholder is dissenting, and must dissent with respect to all of the shares registered in their name beneficially owned by the non-registered shareholder on whose behalf they are dissenting.

If the Arrangement Resolution is approved by shareholders and within one month after the Company notifies the Dissenting Shareholder of the Company’s intention to act upon the Arrangement Resolution and complete the Delaware Domestication, then pursuant to Section 244 of the BCBCA the Dissenting Shareholder must send to the Company a written notice that such Dissenting Shareholder requires the purchase of all of the Subordinate Voting Shares or Multiple Voting Shares in respect of which such Dissenting Shareholder has given notice of dissent, together with the share certificates, if any, representing those shares (including a written statement prepared in accordance with Section 244(1)(c) of the BCBCA if the dissent is being exercised by the Dissenting Shareholder on behalf of a beneficial holder).

A Dissenting Shareholder who does not strictly comply with the Dissent Procedures or, for any other reason, is not ultimately entitled to be paid fair value for his, her or its applicable shares will be deemed to have participated in the Plan of Arrangement on the same basis as non-Dissenting Shareholders.

The Dissenting Shareholder and Company may agree on the payout value of the applicable shares. Otherwise, any Dissenting Shareholder who has duly complied with the Dissent Right Procedures set out in the provisions of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order or the Company may apply to the Court, and the Court may determine the fair value of the applicable shares and make consequential orders and give directions as the Court considers appropriate. There is no obligation on the Company to apply to the Court. The Dissenting Shareholder will be entitled to receive the fair value that the applicable shares had as of the close of business on the last business day before the day on which the Arrangement Resolution is approved by the shareholders.

Persons who are beneficial holders of Subordinate Voting Shares or Multiple Voting Shares registered in the name of a broker, custodian, nominee or other intermediary who wish to exercise Dissent Rights should be aware that only registered shareholders are entitled to dissent. Accordingly, a beneficial shareholder desiring to exercise this right of dissent must make arrangements for the shares beneficially owned by such person to be registered in their name prior to the time the Notice of Dissent to the Arrangement Resolution is required to be received by the Company or, alternatively, make arrangements for the registered shareholder to dissent on their behalf.

A Dissenting Shareholder loses their Dissent Rights with respect to the Delaware Domestication if, before full payment is made for the applicable shares, the Company abandons the corporate action that has given rise to such Dissent Rights (namely, the Delaware Domestication), a court permanently enjoins the action, or the Dissenting Shareholder withdraws the Notice of Dissent with the Company’s consent.

The foregoing summary does not purport to provide a comprehensive statement of the procedures to be followed by a Dissenting Shareholder who seeks payment of the fair value of Subordinate Voting Shares or Multiple Voting Shares held and is qualified in its entirety by reference to Sections 237 to 247 of the BCBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement. The Dissent Procedures must be strictly adhered to and any failure by a shareholder to do so may result in the loss of that Shareholder’s Dissent Rights. Accordingly, each shareholder who wishes to exercise Dissent Rights should carefully consider and comply with the Dissent Procedures and consult the shareholder’s legal advisors.

TAX MATTERS
The Delaware Domestication may have different tax consequences for shareholders resident in Canada than for shareholders resident in the United States. Shareholders are urged to carefully read the sections below entitled and “Certain Canadian Federal Income Tax Considerations” and “Certain United States Federal Income Tax Consequences” as applicable, and to consult with their own tax and other advisors. Shareholders residing outside of Canada and the United States should consult their own tax advisors regarding the tax consequences of the Delaware Domestication in their respective jurisdictions, as this Proxy Statement does not address the tax laws of any jurisdiction other than the United States and Canada.

Certain Canadian Federal Income Tax Considerations

The following is a general summary of the material Canadian federal income tax considerations applicable to the Company and shareholders of the Company in connection with the Delaware Domestication. The summary applies to shareholders who, at all relevant times, for purposes of the Income Tax Act (Canada) (the “Tax Act”) (1) deal at arm’s length with the Company, (2) are not affiliated with the Company, and (3) hold the Subordinate Voting Shares and Multiple Voting Shares as capital property (a “Holder”). The Subordinate Voting Shares and Multiple Voting Shares will generally be considered to be capital property to the applicable Holder unless such shares are held by the Holder in the course of carrying on a business of buying and selling securities or were acquired in one or more transactions considered to be an adventure or concern in the nature of trade.

This summary assumes that the Company will cease to be resident in Canada for purposes of the Tax Act at the time of the Delaware Domestication and at all relevant times thereafter the Company will be a resident of the United States for the purpose of the Canada-United States Income Tax Convention (the “U.S. Treaty”) and will be entitled to the benefits of the U.S. Treaty. This summary further assumes that pursuant to Delaware law, the Company will remain the same corporate entity following the Delaware Domestication.

This summary is based on the facts set out in this Proxy Statement, the current provisions of the Tax Act, the regulations thereunder, all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Tax Proposals”), and an understanding of the current published administrative policies and assessing practices of the Canada Revenue Agency. No assurances can be given that the Tax Proposals will be enacted as proposed, if at all. This summary does not otherwise take into account or anticipate any changes in applicable law, whether by legislative, regulatory, administrative or judicial action or administrative policy or assessing practice nor does it take into account other federal tax legislation or considerations or those of any province, territory or foreign jurisdiction, which may differ from those discussed herein.

This summary does not apply to a Holder (i) that is a “specified financial institution” for the purposes of the Tax Act, (ii) that is a “financial institution” for the purposes of the mark-to-market rules in the Tax Act, (iii) an interest in which is a “tax shelter investment” for the purposes of the Tax Act, (iv) that reports its “Canadian tax results” for the purposes of the Tax Act in a currency other than Canadian currency, (v) that has entered into or will enter into a “derivative forward agreement” (as defined in the Tax Act) or a “synthetic disposition arrangement” (as defined in the Tax Act) in respect of the Subordinate Voting Shares, Multiple Voting Shares, Delaware Subordinate Voting Shares or Delaware Multiple Voting Shares (vi) that is a “foreign affiliate” (as defined in the Tax Act) of a taxpayer resident in Canada, (vii) that is a partnership, or (viii) that has acquired any Subordinate Voting Shares or Multiple Voting Shares upon the exercise of an employee stock option or other employee compensation plan or otherwise in the course of employment. In addition, this summary does not address the tax considerations for holders of Company Options, Company RSUs, Company PSUs or any other outstanding equity awards of the Company. Holders of such securities should consult with their own tax advisors.

Additional considerations not discussed herein may be applicable to a Holder that is a corporation resident in Canada and is, or becomes, controlled by a non-resident person or group of persons not dealing at arm’s length for purposes of the “foreign affiliate dumping” rules in section 212.3 of the Tax Act.

For the purposes of this summary, Subordinate Voting Shares and Multiple Voting Shares are referred to collectively as “Shares”, and Delaware Subordinate Voting Shares and Delaware Multiple Voting shares are referred to collectively as “Delaware Shares”.

This summary is for informational purposes of a general nature only and is not, and is not intended to be, legal or tax advice to any particular Holder. This summary is not exhaustive of all Canadian income tax considerations. Consequently, Holders are urged to consult their own tax advisors to determine the particular tax effects to them of the Delaware Domestication and of any other consequences to them in connection with the Plan of Arrangement under Canadian federal, provincial, territorial or local tax laws and under foreign tax laws, having regard to their own particular circumstances.

Tax Consequences to the Company

As a result of the Delaware Domestication, the Company will cease to be a resident of Canada and a “public corporation” for purposes of the Tax Act. The Company will have a deemed tax year-end immediately prior to the time it ceases to be resident in Canada for purposes of the Tax Act. The “corporate emigration” rules in the Tax Act will apply to the Company upon the Company ceasing to be resident in Canada for the purposes of the Tax Act. Each property owned by the Company immediately before the deemed year-end will be deemed to have been disposed of by the Company for proceeds of disposition equal to the fair market value of each such property at that time. Any gains or losses realized by the Company from the deemed disposition will be taken into account when determining the amount of the Company’s taxable income for the taxation year which is deemed to end immediately before the Delaware Domestication.

The Company will also be required to pay a special departure tax under Part XIV of the Tax Act on the amount by which (i) the fair market value of the Company’s assets immediately before the deemed year-end arising because of the Delaware Domestication exceeds (ii) the aggregate of its liabilities (other than amounts payable in respect of dividends and amounts payable in connection with this emigration tax) and the paid-up capital in respect of its issued and outstanding shares at that time. Such departure tax is generally payable at the rate of 25%; however, provided that the Company becomes a resident of the United States for purposes of the U.S. Treaty at the time of the Delaware Domestication, the rate of such departure tax is expected to be reduced to 5%.

Management of the Company currently expects that it will not incur a material amount of Canadian income tax as a result of the Delaware Domestication, although there can be no assurance in this regard. This expectation is based in part on determinations of factual matters, including determinations regarding the fair market value of the Company’s assets and tax attributes, and the paid-up capital for purposes of the Tax Act in respect of its issued and outstanding shares, any or all of which could change prior to the effective time of the Delaware Domestication, and also depends in part on factors or circumstances beyond the Company’s control and as to which only incomplete information may be available. Moreover, there can be no assurance that the Canada Revenue Agency will accept the valuations or the positions that the Company has adopted in calculating the amount of Canadian tax that will be payable in connection with the Delaware Domestication.

Due to the change in residence upon the Delaware Domestication, the Company will no longer be subject to taxation under the Tax Act on its worldwide income. However, if the Company carries on business in Canada through a permanent establishment in Canada or has gains from the disposition of “taxable Canadian property” that is not “treaty-protected property” (each as defined in the Tax Act), the Company may be subject to Canadian tax on its Canadian-source income.

Tax Consequences to Shareholders Resident in Canada

This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act, is, or is deemed to be, resident in Canada (a “Resident Holder”).

The Delaware Domestication

Resident Holders who continue to hold Delaware Shares following the Delaware Domestication will not be considered to have disposed of their Shares by reason only of the Delaware Domestication. Accordingly, the Delaware Domestication

will not cause the Resident Holder to realize a capital gain or loss on its Shares. The adjusted cost base of the Delaware Shares will be equal to the aggregate adjusted cost base of the Shares

Dividends on Delaware Shares Following the Delaware Domestication

Dividends received on Delaware Shares following the Delaware Domestication will be required to be included in the Resident Holder’s income for the purposes of the Tax Act. Such dividends received by a Resident Holder who is an individual will not be subject to the gross-up and dividend tax credit rules in the Tax Act. A Resident Holder that is a corporation will include such dividends in computing its income and generally will not be entitled to deduct the amount of such dividends in computing its taxable income.

Any U.S. non-resident withholding tax on such dividends generally should be eligible, subject to certain limitations under the Tax Act, to be credited against the Resident Holder’s income tax or deducted from income.

Disposition of Delaware Shares Following the Delaware Domestication

A disposition or deemed disposition of Delaware Shares by a Resident Holder will generally result in a capital gain (or capital loss) to the extent that the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Holder of such shares immediately before the disposition.

Taxation of Capital Gains and Capital Losses

Generally, one-half of any capital gain (a “taxable capital gain”) realized by a Resident Holder in a taxation year must be included in computing the income of that Resident Holder, and one-half of any capital loss (an “allowable capital loss”) realized by a Resident Holder in a taxation year must be applied to reduce taxable capital gains realized by the Resident Holder in that year. Allowable capital losses for the year in excess of taxable capital gains generally may be applied by the Resident Holder to reduce net taxable capital gains realized in any of the three preceding taxation years or in any subsequent year, subject to the detailed provisions of the Tax Act.

In the case of a Resident Holder that is a corporation, the amount of any capital loss arising on a disposition, or deemed disposition, of any Delaware Shares may be reduced by the amount of dividends received, or deemed to have been received, by it on the Shares prior to the Delaware Domestication. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns shares, or where a trust or partnership of which a corporation is a beneficiary or a member is a member of a partnership or a beneficiary of a trust that owns any shares.

Alternative Minimum Tax

Capital gains realized by a Resident Holder that is an individual (including certain trusts) may result in such Resident Holder being liable, or having an increased liability, for alternative minimum tax under the Tax Act.

Additional Refundable Tax

A Resident Holder that is, throughout the taxation year, a “Canadian-controlled private corporation” (as such term is defined in the Tax Act), or, at any time in the taxation year, a “substantive CCPC” (as such term is defined in the Tax Act) may be liable for an additional tax (refundable in certain circumstances) on its “aggregate investment income” (as such term is defined in the Tax Act) for the year, including taxable capital gains, interest, and dividends or deemed dividends on Shares or Delaware Shares that are not deductible under the Tax Act.

Foreign Property Information Reporting

A Resident Holder that is a “specified Canadian entity” (as such term is defined in the Tax Act) for a taxation year or fiscal period whose total cost amount of “specified foreign property” (as such term is defined in the Tax Act), which will include Delaware Shares, at any time in the year or fiscal period exceeds CAD$100,000 is required to file an information return for the year or period disclosing prescribed information in respect of such property. Such holders are advised to consult their own tax advisors.

Offshore Investment Fund Property Rules

A Resident Holder whose Delaware Shares constitute an “offshore investment fund property” for purposes of the Tax Act will be required to include in computing their income for purposes of the Tax Act an amount based on a prescribed rate of such Resident Holder’s “designated cost” of such shares at the end of each month. Resident Holders should consult with their own advisors to assess the implications of these rules in light of their own circumstances.

Dissenting Shareholders

A Resident Holder that properly exercises Dissent Rights in respect of its Shares (a “Dissenting Resident Holder”) will dispose of its Shares to the Company and will be entitled to be paid the fair value of such Shares. Such Dissenting Resident Holder shall be deemed to have received a dividend equal to the amount, if any, by which such payment (other than any portion of the payment that is interest awarded by a court in connection with the Delaware Domestication) exceeds the “paid-up capital” of such Shares for purposes of the Tax Act immediately before that time.

A Dissenting Resident Holder will be required to include in computing its income for a taxation year any dividend deemed to be received on the Shares. In the case of a Dissenting Resident Holder that is an individual (including certain trusts), any such dividend will be subject to the gross-up and dividend tax credit rules normally applicable to taxable dividends received by Canadian resident individuals from a taxable Canadian corporation.

In the case of a Dissenting Resident Holder that is a corporation, any such dividend generally will be included in computing such Dissenting Resident Holder’s income as a dividend, and will ordinarily be deductible in computing its taxable income subject also to all other limitations under the Tax Act. In certain circumstances, a taxable dividend received by a Dissenting Resident Holder that is a corporation will be treated under the Tax Act as proceeds of disposition or a capital gain. Dissenting Resident Holders that are corporations should consult their own tax advisors having regard to their own circumstances.
A Dissenting Resident Holder that is a “private corporation” or a “subject corporation” (as defined in the Tax Act) may be liable under Part IV of the Tax Act to pay a refundable tax on any dividend that it is deemed to receive on the Shares to the extent that the dividend is deductible in computing the corporation’s taxable income.

A Dissenting Resident Holder who transfers Shares to the Company for cancellation will also be considered to have disposed of their Shares for proceeds of disposition equal to the amount paid to such Dissenting Resident Holder (other than any portion of the payment that is interest awarded by a court in connection with the Delaware Domestication), less the amount of any deemed dividend arising on the transfer described above. The Dissenting Resident Holder will realize a capital gain (or capital loss) to the extent that the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base of the Dissenting Resident Holder’s Shares.

For a description of the tax treatment of capital gains or capital loss, see “Taxation of Capital Gains and Capital Losses” above.

Eligibility for Investment

Provided the Shares are listed on a designated stock exchange (which, for purposes of the Tax Act, currently includes the NYSE), the Shares would, at the time of the Delaware Domestication, be qualified investments under the Tax Act for trusts governed by a registered retirement savings plan, registered retirement income fund, registered education savings plan, registered disability savings plan, tax-free savings account, first home savings account (collectively, “Registered Plans”), or a deferred profit sharing plan.

Notwithstanding the foregoing, if the Shares are a “prohibited investment” for a Registered Plan, the holder, subscriber or annuitant of the Registered Plan, as the case may be, will be subject to a penalty tax as set out in the Tax Act. The Shares will generally be a “prohibited investment” for a Registered Plan if the holder, subscriber or annuitant, as the case may be, does not deal at arm’s length with the Company for purposes of the Tax Act or has a “significant interest” (as defined in the Tax Act) in the Company. In addition, the Shares will generally not be a prohibited investment if such shares are “excluded property” as defined in the Tax Act for purposes of the prohibited investment rules.

The Delaware Domestication will not, in and of itself, cause the Shares and Delaware Shares to cease to be a qualified investment under the Tax Act for trusts governed by Registered Plans.

Resident Holders who will hold the Shares or who intend to hold the Delaware Shares in a Registered Plan or a deferred profit sharing plan should consult their own tax advisors.

Tax Consequences to Shareholders Not Resident in Canada

This portion of the summary is generally applicable to a Holder who, at all relevant times, for the purposes of the Tax Act and any applicable tax treaty or convention, is not, and is not deemed to be, resident in Canada and does not use or hold, and is not deemed to use or hold, Shares in a business carried on in Canada (a “Non-Canadian Holder”). Special rules, which are not discussed herein, may apply to certain Non-Canadian Holders that are insurers carrying on an insurance business in Canada and elsewhere or are “authorized foreign banks” (as defined in the Tax Act) and any such Non-Canadian Holders should consult their own tax advisors.

The Delaware Domestication

Non-Resident Holders who continue to hold Delaware Shares following the Delaware Domestication will not be considered to have disposed of their Shares by reason only of the Delaware Domestication. Accordingly, the Delaware Domestication will not cause the Non-Resident Holder to realize a capital gain or loss on their Shares. The adjusted cost base of the Delaware Shares will be equal to the aggregate adjusted cost base of the Shares .

After the Delaware Domestication, Non-Canadian Holders will not be subject to Canadian withholding tax on dividends received from the Company.

Disposition of Delaware Shares Following the Delaware Domestication

Following the Delaware Domestication, a disposition or deemed disposition of Delaware Shares by a Non-Canadian Holder will generally not result in tax under the Tax Act unless such Delaware Share is “taxable Canadian Property” and the gain is not exempt from tax pursuant to the terms of an applicable tax treaty or convention.

Provided the Delaware Shares are listed on a “designated stock exchange”, as defined in the Tax Act (which currently includes the NYSE), at the time of disposition, the Delaware Shares generally will not constitute taxable Canadian property of a Non-Canadian Holder at that time, unless at any time during the 60-month period immediately preceding the disposition the following two conditions are met concurrently:

(i)the Non-Canadian Holder, persons with whom the Non-Canadian Holder did not deal at arm’s length, partnerships in which the Non-Canadian Holder or such non-arm’s length person holds a membership interest (either directly or indirectly through one or more partnerships), or the Non-Canadian Holder together with all such persons, owned 25% or more of the issued shares of any class or series of the capital stock of the Company; and
(ii)more than 50% of the fair market value of the Delaware Shares was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, “Canadian resource properties” (as defined in the Tax Act), “timber resource properties” (as defined in the Tax Act) or an option in respect of, an interest in, or for civil law a right in, any such property, whether or not such property exists.
Notwithstanding the foregoing, the Delaware Shares may be deemed to be taxable Canadian property to a Non-Canadian Holder for purposes of the Tax Act in particular circumstances.

A Non-Canadian Holder’s capital gain (or capital loss) in respect of Delaware Shares that constitutes or is deemed to constitute taxable Canadian property (and that is not otherwise exempt from tax pursuant to the terms of an applicable tax treaty or convention) will generally be will be treated in the same manner as described under the heading “Tax Consequences to Shareholders Resident in Canada – Taxation of Capital Gains and Capital Losses”. Non-Canadian Holders whose Delaware Shares are taxable Canadian property should consult their own tax advisors.

Dissenting Non-Canadian Holders

A Non-Resident Holder that properly exercises Dissent Rights in respect of its Shares (a “Dissenting Non-Resident Holder”) will dispose of its Shares to the Company and will be entitled to be paid the fair value of such Shares. Such Dissenting Non-Resident Holder shall be deemed to have received a dividend equal to the amount, if any, by which such payment (other than any portion of the payment that is interest awarded by a court in connection with the Delaware Domestication) exceeds the “paid-up capital” of such Shares for purposes of the Tax Act immediately before that time.

A dividend deemed to be received by a Dissenting Non-Resident Holder will be subject to Canadian withholding tax at a rate of 25% or such lower rate as may be substantiated under the terms of an applicable tax treaty. For example, a dividend deemed to be received by a Dissenting Non-Resident Holder that is a resident of the United States for purposes of the U.S. Treaty, is fully entitled to benefits under the U.S. Treaty and is the beneficial owner of such dividends will generally be subject to withholding tax at a treaty reduced rate of 15% (or 5% if the beneficial owner of such dividends is a company that owns at least 10% of the Shares). Dissenting Non-Resident Holders are urged to consult their own tax advisors to determine their entitlement, if any, to relief under an applicable tax treaty, if applicable.

A Dissenting Non-Resident Holder who transfers Shares to the Company for cancellation will also be considered to have disposed of their Shares for proceeds of disposition equal to the amount paid to such Dissenting Resident Holder (other than any portion of the payment that is interest awarded by a court in connection with the Delaware Domestication), less the amount of any deemed dividend arising on the transfer described above.

The Dissenting Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain unless the Shares are “taxable Canadian property” to the Dissenting Non-Resident Holder at the time of the exchange and such gain is not exempt from tax under the Tax Act pursuant to the provisions of an applicable tax treaty (if any). See “Tax Consequences to Shareholders Not Resident in Canada – Disposition of Delaware Shares following the Delaware Domestication”.

In the event the Shares are “taxable Canadian property” of a Dissenting Non-Resident Holder and the Dissenting Non-Resident Holder is not entitled to an exemption pursuant to the provisions of an applicable tax treaty (if any), any capital gain or capital loss realized by the Dissenting Non-Resident Holder will be treated in the same manner as described under the heading “Tax Consequences to Shareholders Resident in Canada – Taxation of Capital Gains and Capital Losses” above.

Generally, a Dissenting Non-Resident Holder will not be subject to Canadian income or withholding tax under the Tax Act on any interest awarded by a court in connection with the Delaware Domestication.

Certain United States Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax considerations generally applicable to holders of Subordinate Voting Shares relating to the Delaware Domestication.

Except as specifically set forth below, this summary does not discuss applicable tax reporting requirements. In addition, this summary does not take into account the individual facts and circumstances of any particular shareholder that may affect the U.S. federal income tax consequences to such shareholder. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any particular shareholder. This summary does not address the U.S. federal net investment income tax, U.S. federal alternative minimum tax, U.S. federal estate and gift tax, U.S. state and local tax, or non-U.S. tax consequences to shareholders of the Delaware Domestication. Each shareholder is urged to consult its own tax advisors regarding the U.S. federal, U.S. state and local, and non-U.S. tax consequences related to the Delaware Domestication.

No opinion from U.S. legal counsel or ruling from the U.S. Internal Revenue Service (“IRS”) has been requested, or is expected to be obtained, regarding the U.S. federal income tax consequences described herein. This discussion is not binding on the IRS or any court, and there can be no assurances that the IRS will not take a contrary position or that any contrary position taken by the IRS will not be sustained by a court. This discussion also assumes that the Delaware Domestication is carried out as described in this Proxy Statement.

This summary is based upon the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations (whether final, temporary or proposed) promulgated thereunder (“Treasury Regulations”), administrative rulings, judicial authorities, published positions of the IRS, the U.S. Treaty, and other applicable authorities, all as in effect on the date hereof. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive or prospective basis. This discussion only deals with a beneficial owner that holds Subordinate Voting Shares (or, after the Delaware Domestication, Delaware Subordinate Voting Shares), as applicable, as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes), and does not address the special tax rules that may apply to special classes of taxpayers, such as:

• securities traders, brokers or broker-dealers;
• persons that hold Subordinate Voting Shares (or, after the Delaware Domestication, Delaware Subordinate Voting Shares) of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment;
• U.S. Holders whose “functional currency” is not the U.S. dollar;
• U.S. expatriates or former long-term residents of the U.S.;
• persons that are owners of an interest in a partnership or other pass-through entity that is a holder of Subordinate Voting Shares (or, after the Delaware Domestication, Delaware Subordinate Voting Shares);
• partnerships or other pass-through entities;
• persons that take the position that their Subordinate Voting Shares meet the requirements under Section 1202 of the Code;
• regulated investment companies or real estate investment trusts;
• banks, thrifts, mutual funds and other financial institutions;
insurance companies;
• Non-U.S. Holders that are “controlled foreign corporations” or “passive foreign investment companies”;

• Non-U.S. Holders that are corporations organized outside the United States, any state thereof, or the District of Columbia that are nonetheless treated as U.S. persons for U.S. federal income tax purposes;
• U.S. Holders that hold Subordinate Voting Shares (or, after the Delaware Domestication, Delaware Subordinate Voting Shares) in connection with a trade or business, permanent establishment or fixed base outside the United States;
• S corporations and the shareholders in such corporations;
• persons that actually or constructively own 5% or more of the voting power or value of the Company’s outstanding shares (except as specifically provided below);
• traders that have elected a mark-to-market method of accounting;
• tax-exempt organizations and pension funds;
• corporations that accumulate earnings to avoid U.S. federal income tax; and
• persons who hold Company Options, Company RSUs and Company PSUs or persons who received their Subordinate Voting Shares (or, after the Delaware Domestication, Delaware Subordinate Voting Shares) upon the exercise or cancellation of employee stock options or otherwise as compensation or through a tax-qualified retirement plan.

For purposes of this summary, a “U.S. Holder” means a beneficial owner of Subordinate Voting Shares (or, after the Delaware Domestication, Delaware Subordinate Voting Shares) who is, for U.S. federal income tax purposes:
• an individual citizen or resident of the United States;
• a corporation (or other entity treated as a corporation for U.S. federal income tax purposes), created or organized under the laws of the United States or any political subdivision thereof;
• an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
• a trust (i) that validly elects to be treated as a U.S. person for U.S. federal income tax purposes or (ii) the administration over which a U.S. court can exercise primary supervision and all substantial decisions of which one or more U.S. persons have the authority to control.

For purposes of this summary, a “Non-U.S. Holder” is a beneficial owner of Subordinate Voting Shares (or, after the Delaware Domestication, Delaware Subordinate Voting Shares) that is not a U.S. Holder and is not classified for U.S. federal income tax purposes as a partnership.

If a partnership (including an entity classified as a partnership for U.S. federal income tax purposes) holds Subordinate Voting Shares (or, after the Delaware Domestication, Delaware Subordinate Voting Shares), the tax treatment of a partner in the partnership will generally depend on the status of such partner and the activities of the partnership. A shareholder that is a partnership and the partners (or other owners) in such partnership is urged to consult their own tax advisors about the U.S. federal income tax consequences of the Delaware Domestication

This summary is of a general nature only for informational purposes and is not legal or tax advice to any particular shareholder. This summary is not exhaustive of all U.S. income tax considerations. Consequently, shareholders are urged to consult their own tax advisors to determine the particular tax effects to them of the Delaware Domestication and of any other consequences to them in connection with the Plan of Arrangement under U.S. federal, state, and local tax laws and non-U.S. tax laws, having regard to their own particular circumstances.

Treatment of the Company for U.S. Federal Income Tax Purposes

A corporation is generally considered for U.S. federal income tax purposes to be a tax resident in the jurisdiction of its organization or incorporation; however, although the Company exists under the laws of British Columbia, it has taken the position that it is a U.S. domestic corporation for U.S. federal income tax purposes pursuant to Section 7874(b) of the Code, which provides an exception to this general rule.

For purposes of this Proxy Statement, it is assumed that the Company is currently treated as a U.S. domestic corporation for U.S. federal income tax purposes. This position is subject to challenge by the IRS, and no assurance can be given that the IRS or a court will agree with this classification. The balance of this discussion assumes that the Company is currently classified as a U.S. domestic corporation for U.S. federal income tax purposes pursuant to Section 7874(b) of the Code. Generally, the Company is, and will continue to be, subject to U.S. federal income tax on its worldwide taxable income (regardless of whether such income is U.S.-source or foreign-source) and will be required to file a U.S. federal income tax return annually with the IRS.

Effects of the Delaware Domestication on U.S. Shareholders

The Company intends that the Delaware Domestication be treated as a tax-deferred transaction under Section 368(a) of the Code. Specifically, the Company intends that the Delaware Domestication qualify as a tax-deferred reorganization under Section 368(a)(1)(F) of the Code (an “F Reorganization”). Pursuant to the Delaware Domestication, the Company will change its jurisdiction of incorporation from British Columbia, Canada to Delaware in the United States. The Company has not sought or obtained either a ruling from the IRS or an opinion of U.S. legal counsel regarding any of the tax consequences of the Delaware Domestication. Accordingly, there can be no assurance that the IRS will not challenge the status of the Delaware Domestication as an F Reorganization or that U.S. courts will uphold the status of the Delaware Domestication as an F Reorganization in the event of an IRS challenge. U.S. Holders are urged to consult their own U.S. tax advisors regarding the proper tax reporting of the
Delaware Domestication.

Assuming the Delaware Domestication qualifies as an F Reorganization, the general U.S. federal income tax consequences of the Delaware Domestication are as follows:
• U.S. Holders of Subordinate Voting Shares generally should not recognize income, gain or loss upon the surrender of the Subordinate Voting Shares and the receipt of the Delaware Subordinate Voting Shares as a result of the Delaware Domestication.
• The tax basis of a Delaware Subordinate Voting Share received by a U.S. Holder in the Delaware Domestication will equal the U.S. Holder’s tax basis in the Subordinate Voting Share surrendered in exchange therefor.
• The holding period for a Delaware Subordinate Voting Share received by a U.S. Holder generally will include such U.S. Holder’s holding period for the Subordinate Voting Share surrendered in exchange therefor.

If the Delaware Domestication does not qualify as an F Reorganization, then the following U.S. federal income tax consequences would generally result for U.S. Holders:

• a U.S. Holder would recognize gain or loss in an amount equal to the difference, if any, between (i) the fair market value (expressed in U.S. dollars) of the Delaware Subordinate Voting Shares deemed to be received in exchange for Subordinate Voting Shares pursuant to the Delaware Domestication and (ii) the adjusted tax basis (expressed in U.S. dollars) of such U.S. Holder in its Subordinate Voting Shares immediately prior to the Delaware Domestication;
• the tax basis of a U.S. Holder in the Delaware Subordinate Voting Shares deemed to be received in exchange for Subordinate Voting Shares pursuant to the Delaware Domestication would be equal to the fair market value of such Delaware Subordinate Voting Shares on the date of receipt; and
• the holding period of a U.S. Holder for the Delaware Subordinate Voting Shares deemed to be received in exchange for Subordinate Voting Shares pursuant to the Delaware Domestication would begin on the day after the date of receipt.

Any gain or loss described in the first clause immediately above generally would be capital gain or loss, which will be long-term capital gain or loss if such Subordinate Voting Shares are held for longer than one year. Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the Code.

Effects of the Delaware Domestication on Non-U.S. Shareholders

Assuming the Delaware Domestication qualifies as an F Reorganization, and subject to the following discussion regarding FIRPTA (as defined below), the Delaware Domestication should generally not result in any U.S. federal income tax consequences to Non-U.S. Holders.

If the Delaware Domestication does not qualify as an F Reorganization, a Non-U.S. Holder generally will not be subject to U.S. federal income tax (including withholding tax) on gain upon the deemed exchange of Subordinate Voting Shares for Delaware Subordinate Voting Shares pursuant to the Delaware Domestication unless (i) such gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States within the meaning of Section 871(b) of the Code and, if an applicable tax treaty applies, is attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States, in which case, the branch profits tax discussed below may also apply if the Non-U.S. Holder is a corporation; or (ii) the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of which includes the Delaware Domestication and certain additional conditions are met.

An individual Non-U.S. Holder who is subject to U.S. federal income tax because the Non-U.S. Holder was present in the United States for 183 days or more during the year of disposition is taxed on his or her net gain, including gain from the deemed exchange of Subordinate Voting Shares for Delaware Subordinate Voting Shares pursuant to the Delaware Domestication and net of applicable U.S. losses from the sale or exchange of other capital assets incurred during the same taxable year, at a flat rate of 30%.

Other Non-U.S. Holders that may be subject to U.S. federal income tax on the deemed disposition of Subordinate Voting Shares are required to pay tax on the net gain derived from the sale under regular graduated U.S. federal income tax rates, and corporate non-U.S. Holders may also be subject to branch profits tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. Non-U.S. Holders should consult any applicable income tax treaties that may provide for different results.

FIRPTA

In general, under the Foreign Investment in Real Property Tax Act (“FIRPTA”), a Non-U.S. Holder of Subordinate Voting Shares will not be subject to U.S. federal income tax under FIRPTA as a result of the Delaware Domestication unless the Company is or has been a “United States real property holding corporation” (a “USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the Non-U.S. Holder’s holding period or the 5-year period ending on the date of disposition of Subordinate Voting Shares pursuant to the Delaware Domestication; provided that as long as the Subordinate Voting Shares are regularly traded on an established securities market as determined under the Treasury Regulations (the “Regularly Traded Exception”) at the time of the Delaware Domestication, a Non-U.S. Holder would not be subject to taxation under FIRPTA on the exchange of Subordinate Voting Shares pursuant to the Delaware Domestication unless the Non-U.S. Holder has owned: (i) more than 5% of the Subordinate Voting Shares at any time during such 5-year or shorter period; or (ii) aggregate equity securities of the Company with a fair market value on the date acquired in excess of 5% of the fair market value of the Subordinate Voting Shares on such date (in any case, a “5% Shareholder”). In determining whether a Non-U.S. Holder is a 5% Shareholder, certain attribution rules apply in determining ownership for this purpose. While not free from doubt, the Company believes that it is not currently, and believes it has not been during the past five years, a USRPHC.

The Subordinate Voting Shares currently trade on the NYSE. At this time, it is uncertain whether the Subordinate Voting Shares will continue to be considered as being regularly traded on an established securities market in the U.S. Accordingly, the Company expects the Subordinate Voting Shares to qualify for the Regularly Traded Exception on the date of the Delaware Domestication but can provide no assurances that the Subordinate Voting Shares will meet the Regularly Traded Exception on such date.

If the Company were to have constituted a USRPHC during the shorter of the Non-U.S. Holder’s holding period or the 5-year period ending on the date of deemed disposition of Subordinate Voting Shares pursuant to the Delaware Domestication and constitutes a USRPHC immediately after the Delaware Domestication, a 5% Shareholder could avoid certain U.S. taxes in connection with the Delaware Domestication under the foregoing FIRPTA rules by timely filing with the IRS a notice of nonrecognition complying with Section 897 of the Code and the Treasury Regulations issued thereunder.

Non-U.S. Holders are urged to consult with their own tax advisors regarding the consequences to them of FIRPTA rules.

Payments Related to Dissent Rights

U.S. Holders

A U.S. Holder of Subordinate Voting Shares that exercises Dissent Rights in connection with the Delaware Domestication and is paid cash in exchange for all of its Subordinate Voting Shares will generally recognize taxable gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received by such U.S. Holder in exchange for its Subordinate Voting Shares (other than amounts, if any, that are or are deemed to be interest for U.S. federal income tax purposes, which amounts will be taxed as ordinary income), and (2) the tax basis of the U.S. Holder in its Subordinate Voting Shares surrendered. Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the Code.

Non-U.S. Holders

Subject to the discussions below under “Information Reporting and Backup Withholding”, a Non-U.S. Holder will generally not be subject to U.S. federal income tax on any gain recognized upon the exercise of Dissent Rights in connection with the Delaware Domestication unless:
• the gain is effectively connected with a U.S. trade or business carried on by the Non-U.S. Holder (and, where an income tax treaty applies, is attributable to a U.S. permanent establishment of the Non-U.S. Holder), in which case the Non-U.S. Holder will be subject to tax on the net gain from the sale at regular graduated U.S. federal income tax rates, and if the Non-U.S. Holder is a corporation, may be subject to an additional U.S. branch profits tax at a gross rate equal to 30% of its effectively connected earnings and profits for that taxable year, subject to any exemption or lower rate as may be specified by an applicable income tax treaty;
• the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the gain from the sale, which may be offset by U.S. source capital losses; or
• the Company is or has been a USRPHC for U.S. federal income tax purposes at any time during the shorter of the Non-U.S. Holder’s holding period or the five-year period ending on the date of the Delaware Domestication and either, (i) the Subordinate Voting Shares do not satisfy the Regularly Traded Exception or (ii) such Non-U.S. Holder has owned more than 5% of the Subordinate Voting Shares at any time during such 5-year or shorter period. For a discussion of the Company’s status as a USRPHC, see discussion above under “FIRPTA”.

Non-U.S. Holders should consult with their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Interest Payment Related to Dissent Rights

A U.S. Holder or Non-U.S. Holder of Subordinate Voting Shares that receives payment pursuant to the exercise of Dissent Rights may also receive an amount of interest income. Any such interest income that is received by a U.S. Holder will be subject to U.S. federal income tax at ordinary income rates. Any such interest income that is received by a Non-U.S. Holder should not be subject to U.S. federal income tax unless the interest income is effectively connected with the conduct of a trade or business (and, if a United States income tax treaty applies, is attributable to a permanent establishment maintained) within the United States by the Non-U.S. Holder, in which event the interest income will be subject to U.S. federal income tax at ordinary income rates.

If the Non-U.S. Holder is classified as a corporation for U.S. federal income tax purposes, any interest income that is treated as effectively connected with the conduct of a trade or business may also be subject to a U.S. branch profits tax at a gross rate equal to 30% of its effectively connected earnings and profits for that taxable year, subject to any exemption or lower rate as may be specified by an applicable income tax treaty. The effectively connected income will not be subject to U.S. federal income tax withholding; if the Non-U.S. Holder furnishes a properly completed IRS Form W-8ECI (or a suitable successor form) to the person that otherwise would be required to withhold such U.S. federal income tax.

Interest income that is not effectively connected with the conduct of a U.S. trade or business will be subject to U.S. federal income tax withholding unless the Non-U.S. Holder furnishes a properly completed applicable IRS Form W-8B that properly establishes an exemption.

Information Reporting and Backup Withholding

U.S. Holders of Subordinate Voting Shares that exercise Dissent Rights may be subject to information reporting and may be subject to backup withholding, currently at a rate of 24%, on any cash payments received upon surrender of the Subordinate Voting Shares.

Backup withholding generally will not apply, however, to a U.S. Holder who:
• furnishes a correct taxpayer identification number and certifies that he, she or it is not subject to backup withholding on IRS Form W-9 (or any successor form); or
• is otherwise exempt from backup withholding.

A Non-U.S. Holder who provides an appropriate certification (such as an IRS Form W-8BEN or W-8BEN-E) to the applicable withholding agent attesting to its status as a non-U.S. person and otherwise qualifies for exemption should not be subject to the backup withholding and information reporting requirements.

Backup withholding is not an additional tax. Any amounts withheld from a payment to a shareholder under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability, and a shareholder may generally obtain a refund of any excess amounts withheld by filing the appropriate claim for refund with the IRS in a timely manner and furnishing any required information.

The discussion of reporting requirements set forth above is not intended to constitute an exhaustive description of all reporting requirements that may apply to a U.S. Holder or Non-U.S. Holder. A failure to satisfy certain reporting requirements may result in an extension of the time period during which the IRS can assess a tax, and under certain circumstances, such an extension may apply to assessments of amounts unrelated to any unsatisfied reporting requirement. Each U.S. Holder and Non-U.S. Holder is urged to consult its own tax advisor regarding applicable reporting requirements and the information reporting and backup withholding rules.

FATCA Withholding

Sections 1471 through 1474 of the Code (“FATCA”) may impose withholding at a rate of 30% in certain circumstances on dividends in respect of Subordinate Voting Shares, which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (1) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (2) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the IRS.

The United States has entered into, and continues to negotiate, intergovernmental agreements (each, an “IGA”) with a number of other jurisdictions to facilitate the implementation of FATCA. An IGA may significantly alter the application of FATCA and its information reporting and withholding requirements with respect to any particular investor. FATCA is particularly complex and its application remains uncertain. Non-U.S. Holders are urged to consult their own tax advisors regarding how these rules may apply in their particular circumstances.

Similarly, dividends in respect of Subordinate Voting Shares held by a holder that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (1) certifies to the Company or the applicable withholding agent that such entity does not have any “substantial United States owners” or (2) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury. FATCA withholding also potentially applies to payments of gross proceeds from the sale or other taxable disposition of Subordinate Voting Shares. Proposed Treasury Regulations, however, would eliminate FATCA withholding on such payments, and the U.S. Treasury Department has indicated that taxpayers may rely on this aspect of the proposed Treasury Regulations until final Treasury Regulations are issued.

Non-U.S. Holders are urged to consult with their own tax advisors regarding the possible implications of the foregoing rules on their holding of Subordinate Voting Shares.

SECURITIES LAW MATTERS
The following discussion of Canadian and U.S. securities laws and their application to the Delaware Domestication is necessarily general and accordingly is not intended and should not be relied upon as legal advice. Therefore, shareholders should consult with their legal advisors regarding applicable resale restrictions relating to securities issuable to them in connection with Delaware Domestication.

Canada

Any restrictions on the resale of securities of the Company applicable under Canadian securities laws before the Delaware Domestication will continue to apply after completion of the Delaware Domestication.

United States

Upon completion of the Delaware Domestication, the shareholders (other than Dissenting Shareholders) and other securityholders of the Company will be deemed to receive the Delaware Subordinate Voting Shares, the Delaware Multiple Voting Shares, the Delaware Options, the Delaware RSUs and the Delaware PSUs, as applicable, as of the Effective Date without further act or formality.

The Delaware Subordinate Voting Shares, the Delaware Multiple Voting Shares, the Delaware Options, the Delaware RSUs and the Delaware PSUs that may be deemed to be issued or exchanged upon completion of the Delaware Domestication are not being registered under the U.S. Securities Act or under any U.S. state securities laws. In that regard, the Company is relying on the Section 3(a)(10) Exemption, which provides an exemption from registration under the U.S. Securities Act for any security which is issued in exchange for one or more bona fide outstanding securities, where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions, by a court expressly authorized by law to grant such approval and on exemptions from registration or qualification requirements under applicable U.S. state securities laws. Based on interpretations of the Section 3(a)(10) Exemption by the SEC, the Company believes that the approval of the Supreme Court of British Columbia of the Plan of Arrangement will satisfy the requirements of the Section 3(a)(10) Exemption.

The Delaware Subordinate Voting Shares that may be deemed to be issued or exchanged upon completion of the Delaware Domestication may generally be resold without restriction under the U.S. Securities Act if the shareholders receiving Delaware Common Stock in the Delaware Domestication are not “affiliates” (as defined under Rule 144(a)(1) under the U.S. Securities Act) of the Company and have not been affiliates within 90 days of the date of completion of the Delaware Domestication, as such securities would not constitute “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act. If the Delaware Subordinate Voting Shares are held by affiliates of the Company, those shareholders may be able to resell the Delaware Subordinate Voting Shares in accordance with the provisions of Rule 144 under the U.S. Securities Act.

The Delaware Subordinate Voting Shares issuable upon exercise of the Delaware Options, the Delaware Subordinate Voting Shares issuable upon settlement of the Delaware RSUs or Delaware PSUs, as applicable, will not be eligible for the Section 3(a)(10) Exemption. The underlying Subordinate Voting Shares will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, and, unless registered, may be issued only pursuant to an exemption from the registration requirements of the U.S. Securities Act.

Reporting and Trading

Notwithstanding the Delaware Domestication, the Company will continue to be a “reporting issuer” in each of the Provinces and Territories of Canada and a domestic issuer under applicable SEC rules and will continue to be subject to the reporting requirements of the Exchange Act.

The Subordinate Voting Shares currently trade on NYSE under the symbol “TRLV”. After completion of the Delaware Domestication, the Company expects that the Delaware Common Stock will be listed for trading on NYSE in place of the Subordinate Voting Shares and the trading symbol on the NYSE will remain the same.

RISK FACTORS RELATED TO THE DELAWARE DOMESTICATION
In addition to the other information in this Proxy Statement, shareholders should carefully consider the following risk factors related to the Delaware Domestication:

The Delaware Domestication may not be completed. The completion of the Delaware Domestication is subject to the approval of the Arrangement Resolution by shareholders and the receipt of the Final Order from the Court. There can be no assurance that the Delaware Domestication will be completed. If the Delaware Domestication is not completed for any reason, the Company will remain a British Columbia corporation and shareholders will not realize the anticipated benefits of the Delaware Domestication.

The rights of shareholders will change as a result of the Delaware Domestication. Following the Delaware Domestication, the rights of shareholders will be governed by Delaware law rather than British Columbia law. The rights of shareholders under Delaware law may differ in material respects from the rights they currently have under British Columbia law. Shareholders should carefully review the section entitled “Comparison of Shareholders’ Rights Under British Columbia and Delaware Law” in this Proposal 1.

The anticipated benefits of the Delaware Domestication may not be realized. There can be no assurance that the benefits anticipated from the Delaware Domestication will be realized. If such benefits are not realized, the Company will have incurred transaction costs in connection with the Delaware Domestication that it will not recover.

The Company will incur non-recurring costs related to the Delaware Domestication. The Company expects to incur a number of non-recurring costs associated with the Delaware Domestication. There can be no assurance that the actual costs will not exceed those estimated and the actual completion of the Delaware Domestication may result in additional and unforeseen expenses. In addition, the Company will incur legal, accounting and other professional services fees and other costs related to the Delaware Domestication. Some of these costs will be payable whether or not the Delaware Domestication is completed. While it is expected that benefits of the Delaware Domestication achieved by the Company will offset these transaction costs over time, this net benefit may not be achieved in the short-term or at all, particularly if the Delaware Domestication is delayed or does not happen at all. In addition, the Company may incur increased compliance costs arising from complying with both the U.S. and Canadian, ongoing reporting and disclosure regimes. These combined factors could adversely affect the business, operating profit and overall financial condition of the Company.

The Company may be the target of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the Delaware Domestication from being completed. Even if the securities class actions or derivative lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting consummation of the Delaware. Domestication, then that injunction may delay or prevent the Delaware Domestication from being completed. Moreover, any litigation could be time consuming and expensive and could divert the Company’s management’s attention away from their regular business.

Payments in connection with the exercise of Dissent Rights by Dissenting Holders may impair the Company’s financial resources. Under the BCBCA, shareholders who (1) do not vote in favor of the Arrangement Resolution, (2) deliver to the Company a written notice of dissent, (3) continuously hold their shares through the Effective Time and (4) otherwise comply with the requirements and procedures of Section 237 to 247 of the BCBCA, are entitled to receive payment in cash of the “fair value” of their shares. Should a material number of shareholders exercise dissent rights, a substantial cash payment may be required to be made to such Dissenting Holders that could have an adverse effect on the Company’s financial condition and cash resources if the Delaware Domestication is completed.

Enforcement of Rights Against the Company in Canada. The Company will be located outside of Canada and, following the Effective Time, all of its directors, officers and experts are expected to reside outside of Canada. Accordingly, it may not be possible for Canadian shareholders to effect service of process within Canada upon the Company or its directors, officers or experts, or to enforce judgments obtained in Canadian courts against the Company or its directors, officers or experts.

The Delaware Certificate of Incorporation and Bylaws will include exclusive forum provisions, which could limit stockholders’ ability to obtain a favorable judicial forum for disputes with the Company or its directors, officers, employees or agents. The Certificate of Incorporation and Bylaws that the Company will adopt in connection with the Delaware Domestication provide that unless the Company consents in writing to an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) or the state or federal courts located in the State of Florida shall, to the fullest extent permitted by law, be the sole and exclusive forum for:

•any derivative action or proceeding brought on behalf of the Company;
•any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee, or agent of the Company to the Company or the Company’s stockholders;
•any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation, or the Bylaws of the Company (as either may be amended from time to time);

•any action to interpret, apply, enforce, or determine the validity of the Certificate of Incorporation or the Bylaws of the Company; or
•any action asserting a claim governed by the internal affairs doctrine.

The Certificate of Incorporation and Bylaws also provide that (i) the foregoing provisions shall not apply to suits brought to enforce any liability or duty created by the Exchange Act, or any other claim for which the federal courts of the United States have exclusive jurisdiction and (ii) unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the U.S. Securities Act, or the rules and regulations promulgated thereunder.

These exclusive forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with the Company or its directors, officers, employees or agents, or could result in increased costs for a stockholder to bring a claim, both of which may discourage the filing of lawsuits with respect to such claims. Furthermore, a court located in the State of Delaware or the State of Florida may reach different judgments or results than would other courts, including courts where a stockholder would otherwise choose to bring the action, and such judgments or results may be more favorable to the Company than to its stockholders.

It should also be noted that Section 22 of the U.S. Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the U.S. Securities Act or the rules and regulations thereunder. Accordingly, both state and federal courts have jurisdiction to entertain such claims. Due to such concurrent jurisdiction, there is uncertainty as to whether a court would enforce the exclusive forum provision in the Certificate of Incorporation and Bylaws in respect of causes of action arising under the U.S. Securities Act against the Company or any director, officer, employee or agent of the Company. While the Delaware courts have determined that such choice of forum provisions are facially valid, a stockholder may nevertheless seek to bring such a claim arising under the U.S. Securities Act against the Company, its directors, officers, employees, agents or stockholders in a venue other than in the federal district courts of the U.S. In such instance, Company may determine to assert the validity and enforceability of the exclusive forum provisions, which would require significant additional costs associated with resolving such action in other jurisdictions and there can be no assurances that the provisions will be enforced by a court in those other jurisdictions. If a court were to find the exclusive forum provisions to be inapplicable or unenforceable in an action, the Company may incur further significant additional costs associated with resolving the dispute in other jurisdictions, all of which could materially and adversely affect its business, financial condition and results of operations.

SHAREHOLDER APPROVAL
In order for the Delaware Domestication to proceed, the Arrangement Resolution must be approved by: (i) at least 66 2/3% of the votes cast at the Meeting by the holders of Subordinate Voting Shares and the holders of Multiple Voting Shares (voting together as a single class); (ii) at least 66 2/3% of the votes cast at the Meeting by the holders of Subordinate Voting Shares (voting separately as a class); (iii) at least 66 2/3% of the votes cast at the Meeting by the holders of Multiple Voting Shares (voting separately as a class). Pursuant to the Interim Order, each holder of Subordinate Voting Shares is entitled to one (1) vote for each Subordinate Voting Share held, and each holder of Multiple Voting Shares is entitled to one hundred (100) votes for each Multiple Voting Share held.

Notwithstanding the foregoing, the Arrangement Resolution authorizes the Board, without further notice to or approval of the shareholders, to decide not to proceed with the Delaware Domestication, and to revoke the Arrangement Resolution for any reason at any time prior to the Delaware Domestication becoming effective pursuant to the provisions of the BCBCA.

RECOMMENDATION OF THE BOARD
The Board has determined that the Delaware Domestication is fair and reasonable, that it is in the best interests of the Company and its shareholders and unanimously recommends that shareholders vote “FOR” the Arrangement Resolution.

In coming to its conclusion and recommendations, the Board considered, among others, the following factors:

•the purpose and benefits of the Delaware Domestication as outlined herein;

•completion of the Delaware Domestication requires the Court to approve the Plan of Arrangement after a hearing at which fairness of the Delaware Domestication to shareholders will be considered;

•a special departure tax under Canadian tax laws applies to the Company as a result of the Delaware Domestication completed as part of the Plan of Arrangement; however, management of the Company currently expects that the special departure tax will not be a material amount; and

•the shareholders that oppose the Delaware Domestication may, subject to compliance with certain conditions, dissent with respect to the Arrangement Resolution and if the Delaware Domestication is completed, be entitled to be paid the fair value for their shares in accordance with section 237 to 247 of the BCBCA, the Plan of Arrangement, the Interim Order and the Final Order.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ARRANGEMENT RESOLUTION APPROVING THE DELAWARE DOMESTICATION IN PROPOSAL 1.

PROPOSAL 2: APPROVAL OF ADJOURNMENT PROPOSAL
The Board believes that if the number of shares outstanding and entitled to vote at the Meeting and voting in favor of any one or more of the proposal presented at the Meeting is insufficient to approve Proposal 1, it is in the best interests of the shareholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals. In this Proposal 2, we are asking shareholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Meeting or any adjournment or postponement thereof. If our shareholders approve this Proposal 2, we could adjourn or postpone the Meeting, and any adjourned session of the Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1.

Adjournment Process and Timing
If Proposal 2 is approved and the Meeting is adjourned, the Company intends to use the adjournment period to continue soliciting proxies from shareholders who have not yet voted or who voted against Proposal 1. The length of any adjournment will depend on the number of additional votes needed and the Company’s assessment of the time required to obtain them. The Company does not currently anticipate that any adjournment would exceed 30 days, although the Board retains discretion to determine the appropriate length of any adjournment.

If the Meeting is adjourned for more than 30 days, or if a new record date is fixed for the adjourned meeting, the Company will provide notice of the adjourned meeting to stockholders as required by the Company’s Articles. If the adjournment is for 30 days or less and no new record date is fixed, no additional notice will be required, and the time, date, and location of the adjourned meeting will be announced at the Meeting.

Vote Required for Approval

The affirmative vote of affirmative vote of a majority of the shares present or represented by proxy at the Meeting is required for this Proposal 2. Abstentions and broker non-votes will not have an effect on the outcome of this Proposal 2.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL TO ADJOURN THE MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN THIS PROPOSAL 2.

OTHER MATTERS
The Board does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

APPENDIX A – Arrangement Resolution
BE IT RESOLVED THAT:

1.The arrangement (the “Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving the Company, as more particularly set forth in the Company’s Proxy Statement dated June 25, 2026 (the “Proxy Statement”) (as the Arrangement may be modified, supplemented or amended), is hereby authorized, approved and adopted.
2.The plan of arrangement implementing the Arrangement under Section 288 of the BCBCA in the form attached as Appendix B to the Proxy Statement (as such plan of arrangement may be, or may have been, modified or amended in accordance with its terms) (the “Plan of Arrangement”) is hereby authorized, approved and adopted.
3.In connection with the Arrangement and the continuance of the Company out from the jurisdiction of British Columbia, and the concurrent domestication of the Company, in the State of Delaware and continuation as a corporation pursuant to the provisions of Section 388 of the Delaware General Corporation Law (the “DGCL”), the Company is hereby authorized to:
(a)file a Certificate of Domestication and Certificate of Incorporation with the Secretary of State of Delaware under section 388 of the DGCL, together with such other documents and information required by the DGCL to complete the domestication under Delaware law; and

(b)make application to the British Columbia Registrar of Companies for authorization to permit such continuance;

4.The Company is authorized and directed to apply for a final order from the Supreme Court of British Columbia (the “Court”) to approve the Arrangement on the terms set forth in the Plan of Arrangement.
5.Notwithstanding the approval by the shareholders of the Company of this special resolution and/or the approval of the Arrangement by the Court, the board of directors of the Company, without further notice to or approval of the shareholders, may decide (i) to amend, modify or supplement the Plan of Arrangement to the extent permitted by the Plan of Arrangement; or (ii) not to proceed with the Arrangement and to revoke this special resolution at any time prior to the Arrangement becoming effective pursuant to the provisions of the BCBCA.
6.The directors and officers of the Company are authorized and directed to take, or cause to be taken, for and on behalf of the Company, any and all action which one or more of such persons may deem necessary, appropriate or desirable to carry out the purpose and intent of the foregoing resolutions, and to make, execute and deliver or cause to be made, executed and delivered, all filings, postings, notices, undertakings, statements, documents, and certifications, in the name and on behalf of the Company, under its corporate seal or otherwise, as any such persons may deem necessary or desirable in connection therewith, and to perform and observe, or cause to be performed and observed, the obligations of the Company under all of the filings, postings, notices, undertakings, statements, documents or certifications referred to herein or contemplated hereby.

APPENDIX B – Plan of Arrangement

PLAN OF ARRANGEMENT
PLAN OF ARRANGEMENT UNDER SECTION 288
OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
ARTICLE I
INTERPRETATION
1.1    Definitions
In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:
“2030 Notes” means the 10.5% senior secured notes of the Company due on December 17, 2030.
“Arrangement”, “herein”, “hereof”, “hereto”, “hereunder” and similar expressions mean and refer to the arrangement pursuant to section 288 of the BCBCA set forth in this Plan of Arrangement as supplemented, modified, or amended, and not to any particular article, section or other portion thereof.
“BC Articles” means the current articles of the Company.
“BC Certificate of Continuance” means the current certificate of continuance of the Company.
“BCBCA” means the Business Corporations Act (British Columbia), including the regulations promulgated thereunder.
“BC Notice of Articles” means the current notice of articles of the Company.
“Business Day” means any day of the year, other than a Saturday, Sunday or any day on which major banks are closed for business in Vancouver, British Columbia.
“Bylaws” means the proposed general bylaws of Trulieve Delaware following completion of the Continuance, the full text of which is set forth in Schedule C to this Plan of Arrangement.
“Certificate of Domestication” means the Certificate of Domestication to be filed with the Delaware Secretary of State in connection with the Arrangement and the Continuance, the full text of which is set forth in Schedule A to this Plan of Arrangement.
“Certificate of Incorporation” means the Certificate of Incorporation to be filed with the Delaware Secretary of State in connection with the Arrangement and the Continuance, the full text of which is set forth in Schedule B to this of Plan of Arrangement.
“Code” has the meaning set forth in Section 2.4.
“Company” means Trulieve Cannabis Corp., a corporation existing under the BCBCA.
“Company Option” has the meaning set forth in Section 2.2.
“Company PSU” has the meaning set forth in Section 2.2.

“Company RSU” has the meaning set forth in Section 2.2.
“Continuance” means the continuance of the Company out from the jurisdiction of British Columbia, and the concurrent domestication of the Company in, the State of Delaware and continuation as a corporation under section 388 of the DGCL.
“Court” means the Supreme Court of British Columbia.
“Delaware Common Stock” has the meaning set forth in Section 2.2.
“Delaware Multiple Voting Shares” has the meaning set forth in Section 2.2.
“Delaware Option” has the meaning set forth in Section 2.2.
“Delaware PSU” has the meaning set forth in Section 2.2.
“Delaware RSU” has the meaning set forth in Section 2.2.
“Delaware Secretary of State” means the Secretary of State for the State of Delaware.
“Delaware Subordinate Voting Shares” has the meaning set forth in Section 2.2.
“DGCL” means the Delaware General Corporation Law.
“Dissent Rights” has the meaning set forth in Section 3.1.
“Dissenting Shareholders” means registered Shareholders who dissent in respect of the Arrangement in strict compliance with the Dissent Rights and who are ultimately entitled to be paid fair value for their Subordinate Voting Shares or Multiple Voting Shares, as applicable, but only in respect such Subordinate Voting Shares or Multiple Voting Shares, as applicable, in respect of which Dissent Rights are validly exercised and not withdrawn by such holder.
“Effective Date” means the date designated by the Company in writing as the effective date of the Arrangement and the date of filing the Certificate of Domestication and Certificate of Incorporation in the office of the Delaware Secretary of State, after all the conditions to the completion of the Arrangement as set out in the Plan of Arrangement and the Final Order have been satisfied or waived.
“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date or such other time at which the Certificate of Domestication and Certificate of Incorporation are filed with the Delaware Secretary of State on the Effective Date.
“Equity Incentive Plan” means the 2021 third amended and restated omnibus incentive plan.
“Final Order” means the order made after the application to the Court pursuant to subsection 291(4) of the BCBCA, in form and substance acceptable to the Company, after being informed of the intention to rely upon the Section 3(a)(10) Exemption and after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement as such order may be amended, affirmed, modified, supplemented or varied by the Court (with the consent of the Company) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such affirmation, amendment, modification, supplement or variation is acceptable to the Company) on appeal.
“Governmental Authority” means: (a) any court, tribunal, judicial body or arbitral body or arbitrator; (b) any domestic or foreign government or supranational body or authority whether multinational, national, federal, provincial, territorial, state, municipal or local and any governmental agency, governmental authority, governmental body, governmental bureau, governmental department, governmental tribunal or governmental commission of any kind whatsoever; (c) any subdivision or authority of any of the foregoing; (d) any quasi-governmental or private body or public body exercising any regulatory, administrative, expropriation or taxing authority under or for the account of the foregoing; and (e) any stock or securities exchange.
“Interim Order” means the order made after application to the Court pursuant to section 291 of the BCBCA after being informed of the intention to rely upon the Section 3(a)(10) Exemption, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, supplemented or varied by the Court.
“Liens” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third-party interest or encumbrance of any kind, in each case, whether contingent or absolute.
“Meeting” means the special meeting of the Shareholders to be held to, among other matters, consider and vote on this Plan of Arrangement, and any adjournment thereof.
“Multiple Voting Share” means a multiple voting share in the authorized share structure of the Company.
“Section 3(a)(10) Exemption” means the exemption from registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof.
“Shareholders” means the holders from time to time of Subordinate Voting Shares and Multiple Voting Shares.
“Subordinate Voting Share” means a subordinate voting share in the authorized share structure of the Company.
“Super Voting Share” means a super voting share in the authorized share structure of the Company, of which there are no shares outstanding.
“Taxes” means all taxes, surtaxes, duties, levies, imposts, fees, assessments, reassessments, withholdings, dues and other charges of any nature, imposed or collected by any Governmental Authority, whether disputed or not, including federal, provincial, territorial, state, municipal and local, foreign and other income, franchise, capital, real property, personal property, withholding, payroll, health, transfer, land transfer, value added, alternative, or add on minimum tax including GST/HST, sales, use, consumption, excise, customs, anti-dumping, countervail, net worth, stamp, registration, franchise, payroll, employment, employer health, education, business, school, local improvement, development and occupation taxes, duties, levies, imposts, fees, assessments and withholdings and Canada Pension Plan, Québec Pension Plan, and other government pension plan premiums, contributions, employment insurance premiums and all other taxes and similar governmental charges, levies or assessments of any kind whatsoever imposed by any Governmental Authority including any installment payments, interest, penalties or other additions associated therewith, whether or not disputed.
“Trulieve Delaware” means the Company upon and following the Continuance under the DGCL.
“U.S. Securities Act” means the United States Securities Act of 1933.
1.2    Sections and Headings
The division of this Plan of Arrangement into sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to a section refers to the specified section of this Plan of Arrangement.

1.3    Numbers, Genders and Persons
In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, bodies corporate, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.
1.4    Date for Any Action
In the event that any date on or by which any action is required or permitted to be taken hereunder is not a Business Day, such action shall be required or permitted to be taken on or by the next succeeding day which is a Business Day.
1.5    Statutory References
Any reference in this Plan of Arrangement to a statute includes such statute as amended, consolidated or re-enacted from time to time, all regulations made thereunder, all amendments to such regulations from time to time, and any statute or regulation which supersedes such statute or regulations.
ARTICLE II
ARRANGEMENT
2.1    Binding Effect
The Arrangement shall be effective as of, and be binding at and after, the Effective Time on the Company, the registered and beneficial Shareholders, the holders of Company Options, Company RSUs, Company PSUs and 2030 Notes, the registrar and transfer agent of the Company and all other persons.
2.2    Arrangement
At the Effective Time, each of the following events shall occur and shall be deemed to occur, sequentially in the order set out below without any further authorization, act or formality:
(a)    each Subordinate Voting Share or Multiple Voting Share, as applicable, held by a Dissenting Shareholder shall be transferred by the holder thereof, without any further act or formality on its part, free and clear of all Liens, to the Company and such Subordinate Voting Share or Multiple Voting Share, as applicable, shall be cancelled, and in exchange the respective Dissenting Shareholder shall be entitled to be paid by the Company the fair market value of such Subordinate Voting Share or Multiple Voting Share, as applicable, determined and payable in accordance with Section 3.1;
(b)    the Continuance shall be effective, and the Company shall be domesticated in the State of Delaware and shall continue as a corporation under the DGCL in accordance with the following:
(i)    the name of Trulieve Delaware shall be “Trulieve Cannabis Corp.”;
(ii)    the BC Certificate of Continuance, BC Notice of Articles and BC Articles shall be cancelled and substituted with, and which shall be filed with the Delaware Secretary of State, the Certificate of Domestication and Certificate of Incorporation of Trulieve Delaware in the form attached as Schedule A and Schedule B, respectively, hereto and the Bylaws of Trulieve Delaware, which shall be in the form attached as Schedule C hereto;

(iii)    the number of directors of Trulieve Delaware shall initially be set at seven, and the initial directors of Trulieve Delaware shall be the directors of the Company as of immediately prior to the Effective Time;
(iv)    the authorized capital of Trulieve Delaware shall consist of: (A) 5,000,300,000 shares of common stock, par value $0.0001 per share (“Delaware Common Stock”) divided into two classes as follows: (i) 5,000,000,000 shares of Class A subordinate voting Common Stock (the “Delaware Subordinate Voting Shares”), and (ii) 300,000 shares of Class B multiple voting Common Stock (the “Delaware Multiple Voting Shares”); and (B) 1,000,000,000 shares of preferred stock, par value $0.0001 per share (the “Delaware Preferred Stock”), in each case having the special rights and restrictions attached thereto as set out in the Certificate of Incorporation, and the authorized capital of the Company shall be amended by:
A.    amending the maximum number of authorized shares and altering the identifying name of the unlimited Subordinate Voting Shares without par value to 5,000,000,000 authorized Delaware Subordinate Voting Share and deleting the special rights and restrictions attached to the Subordinate Voting Shares as set out in the BC Articles and attaching the special rights and restrictions as set out in the Certificate of Incorporation;
B.    amending the maximum number of authorized shares and altering the identifying name of the unlimited Multiple Voting Shares without par value to 300,000 authorized Delaware Multiple Voting Share and deleting the special rights and restrictions attached to the Multiple Voting Shares as set out in the BC Articles and attaching the special rights and restrictions as set out in the Certificate of Incorporation;
C.    authorizing 1,000,000,000 shares of Delaware Preferred Stock and attaching the special rights and restrictions to the Delaware Preferred Stock as set out in the Certificate of Incorporation;
D.    removing the Super Voting Shares, of which no shares are outstanding, and deleting the special rights and restrictions attached to the Super Voting Shares, as set out in the BC Articles,
(v)    each issued and outstanding Subordinate Voting Share (for greater certainty, other than those Subordinate Voting Shares, if any, transferred pursuant to subsection 2.2(a) above) will for all purposes be automatically exchanged into one issued and outstanding Delaware Subordinate Voting Share, without any action required on the part of the Company or the holders thereof;
(vi)    each issued and outstanding Multiple Voting Share (for greater certainty, other than those Multiple Voting Shares, if any, transferred pursuant to subsection 2.2(a) above) will for all purposes be automatically exchanged into one issued and outstanding Delaware Multiple Voting Share, without any action required on the part of the Company or the holders thereof;
(vii)    each outstanding option to purchase Subordinate Voting Shares (a “Company Option”) will for all purposes be deemed to be adjusted pursuant to the terms of the Equity Incentive Plan to become one outstanding option to purchase an equal number of Delaware Subordinate Voting Shares at the same exercise price per share and otherwise on the same terms and conditions (a “Delaware Option”) under the Equity Incentive Plan and applicable award agreement;

(viii)    each outstanding restricted stock unit to receive Subordinate Voting Shares (a “Company RSU”) will for all purposes be deemed to be adjusted pursuant to the terms of the Equity Incentive Plan to become one outstanding restricted stock unit to receive an equal number of Delaware Subordinate Voting Shares and otherwise with the same terms and conditions (a “Delaware RSU”) under the Equity Incentive Plan and applicable award agreement;
(ix)    each outstanding performance stock unit to receive Subordinate Voting Shares (a “Company PSU”) will for all purposes be deemed to be adjusted pursuant to the terms of the Equity Incentive Plan to become one outstanding performance stock unit to receive an equal number of Delaware Subordinate Voting Shares and otherwise with the same terms and conditions (a “Delaware PSU”) under the Equity Incentive Plan and applicable award agreement;
(x)    all the property, rights, interests privileges and powers of the Company will continue to be property, rights, interests, privileges and powers of the Company, all debt due to the Company, all subsidiaries of the Company, all rights under all contracts, and all other causes of action belonging to the Company immediately prior to the Effective Time will remain vested in Trulieve Delaware following the Effective Time;
(xi)    all debts, liabilities and duties of the Company immediately prior to the Effective Time, including the 2030 Notes, will remain attached to Trulieve Delaware following the Effective Time and will remain debts, liabilities and duties of Trulieve Delaware; and
(xii)    an existing cause of action, claim or liability to prosecution is unaffected, a legal proceeding being prosecuted or pending by or against the Company may be prosecuted or its prosecution may be continued, as the case may be, by or against the Company following the Effective Time, and a conviction against, or a ruling, order or judgment in favour of or against, the company may be enforced by or against the Company following the Effective Time.
2.3    Trulieve Delaware Securities Registers
Trulieve Delaware shall make the appropriate entries in its securities registers to reflect the matters referred to under Section 2.2.
2.4    U.S. Federal Income Tax Treatment
For U.S. federal income tax purposes, the Continuance is intended to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and the Company and Trulieve Delaware are parties to such reorganization within the meaning of Section 368(b) of the Code. This Plan of Arrangement is being adopted as a “plan of reorganization” within the meaning of Section 368(a) of the Code and Sections 1.368-2(g) and 1.368-3(a) of the Treasury Regulations.
2.5    Securities Fully Paid
All securities issued pursuant to this Plan of Arrangement shall be fully paid and non-assessable, and the Company or Trulieve Delaware, as applicable, shall be deemed to have received the full consideration therefor.

2.6    No Liens
Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any and all Liens or other claims of third parties of any kind.

2.7    Paramountcy
From and after the Effective Time: (a) this Plan of Arrangement shall take precedence and priority over any and all securities of the Company issued and outstanding prior to the Effective Time, including Subordinate Voting Shares, Multiple Voting Shares, Company Options, Company RSUs and Company PSUs; (b) the rights and obligations of the holders (registered or beneficial) of such securities, the Company, the registrar and transfer agent of the Company, clearing agencies in relation to this Plan of Arrangement shall be solely as provided for in this Plan of Arrangement; and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any securities of the Company are deemed to have been settled, compromised, released and determined without liability except as set forth herein.
ARTICLE III
DISSENTING SHAREHOLDERS
3.1    Dissenting Shareholders
Pursuant to the Interim Order, registered holders of Subordinate Voting Shares and/or Multiple Voting Shares may exercise rights of dissent (“Dissent Rights”) under Division 2 of Part 8 of the BCBCA, as modified by this ARTICLE III, the Interim Order and the Final Order, with respect to Subordinate Voting Shares and/or Multiple Voting Shares in connection with the Arrangement, provided that the written notice of dissent to the special resolution to approve the Arrangement contemplated by section 242 of the BCBCA must be sent to the Company by holders who wish to dissent not later than 10:00 a.m. (Vancouver time) on the Business Day that is two Business Days before the Meeting or any date to which the Meeting may be postponed or adjourned. A Dissenting Shareholder who purports to exercise such rights of dissent and who ultimately is entitled to be paid fair value for their Subordinate Voting Shares or Multiple Voting Shares, as applicable, in respect of which such Dissenting Shareholder exercised Dissent Rights shall be entitled to be paid the fair value of such Subordinate Voting Shares or Multiple Voting Shares, as applicable, by the Company and will be deemed to have irrevocably transferred such Subordinate Voting Shares or Multiple Voting Shares, as applicable, to the Company in consideration for such fair value (less, for greater certainty, any applicable withholding or other taxes), at the Effective Time, and will cease to have any rights as a Shareholder . A Dissenting Shareholder who purports to exercise such rights of dissent and who ultimately is not entitled for any reason to be paid the fair value of such holder’s Subordinate Voting Shares or Multiple Voting Shares, as applicable, shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting Shareholder, notwithstanding the provisions of sections 237 to 247 of the BCBCA, and shall be entitled to receive only what such holder would have received pursuant to the Arrangement if such holder had not purported to exercise Dissent Rights as contemplated in Section 2.2(a) hereof. Notwithstanding the foregoing, in no case will the Company or any other person be required to recognize such holders who purport to exercise Dissent Rights as holders of Subordinate Voting Shares or Multiple Voting Shares, as applicable, after the time that is immediately prior to the Effective Time, and the name of such holders of Subordinate Voting Shares or Multiple Voting Shares, as applicable, who exercise Dissent Rights will cease to be entitled to the rights of a shareholder in respect of the Subordinate Voting Shares or Multiple Voting Shares, as applicable, and the central securities register of the Company will be amended to reflect that such former holder is no longer the holder of such Subordinate Voting Shares or Multiple Voting Shares, as applicable, as at the Effective Time. The fair value of the Subordinate Voting Shares or Multiple Voting Shares, as applicable, for the purposes of the Dissent Rights shall be determined as of the close of business on the last Business Day before the day on which the Arrangement is approved by the Shareholders at the Meeting. For greater certainty, in addition to any other restrictions in sections 237 to 247 of the BCBCA, none of the following shall be entitled to exercise Dissent Rights: (i) any person who has voted, or has instructed a proxyholder to vote, in favor of the special resolution to approve the Arrangement at the Meeting; and (ii) holders of Company Options, Company RSUs, Company PSUs and 2030 Notes.

ARTICLE IV
AMENDMENT AND TERMINATION
4.1    Amendment
(a)    The Company reserves the right to amend, modify and/or supplement this Plan of Arrangement from time to time at any time prior to the Effective Time provided that any such amendment, modification or supplement must be: (i) filed with the Court if made after receipt of the Interim Order and, if made following the Meeting, approved by the Court, and (ii) communicated to Shareholders in the manner required by the Court (if so required).
(b)    Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company at any time prior to or at the Meeting with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.
(c)    Any amendment, modification or supplement to this Plan of Arrangement which is approved by the Court following the Meeting shall be effective only (a) if it is consented to by the Company and (b) if required by the Court or applicable law, it is consented to by the Shareholders.
(d)    Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by the Company provided that it concerns a matter which, in the reasonable opinion of the Company, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to any Shareholder.
4.2    Withdrawal of Plan of Arrangement
This Plan of Arrangement may be withdrawn prior to the Effective Time upon the resolution of the directors of the Company.
4.3    Effect of Termination
Upon the withdrawal of this Plan of Arrangement pursuant to Section 4.2, no party, including but not limited to the Company, shall have any liability or further obligations hereunder.
4.4    Further Assurances
Notwithstanding that the transactions and events set out herein shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, the Company shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence any of the transactions or events set out herein.
ARTICLE V
TREATMENT OF SECURITIES
5.1    Share Certificates
At the Effective Time:
(a)    registered holders of Subordinate Voting Shares shall be deemed to be the registered holders of Delaware Subordinate Voting Shares. Direct registration system advices or share certificates, if any, representing the Subordinate Voting Shares shall be deemed to represent an identical number of Delaware Subordinate Voting Shares; and
(b)    registered holders of Multiple Voting Shares shall be deemed to be the registered holders of Delaware Multiple Voting Shares. Direct registration system advices or share certificates, if any, representing the Multiple Voting Shares shall be deemed to represent an identical number of Delaware Multiple Voting Shares.
5.2    Options
At the Effective Time, holders of Company Options shall upon deemed adjustment of the Company Options pursuant to Section 2.2(b) be deemed to be holders of Delaware Options to acquire an identical number of Delaware Subordinate Voting Shares at the same exercise price per share. Any document previously evidencing Company Options will thereafter evidence and be deemed to evidence the Delaware Options and no option agreements evidencing the Delaware Options shall be required to be issued and the Delaware Options shall be governed by and be subject to the Equity Incentive Plan and applicable award agreement.
5.3    Restricted Stock Units
At the Effective Time, holders of Company RSUs shall upon deemed adjustment of the Company RSUs pursuant to Section 2.2(b) be deemed to be holders of Delaware RSUs to receive an identical number of Delaware Subordinate Voting Shares. Any document previously evidencing Company RSUs will thereafter evidence and be deemed to evidence the Delaware RSUs and no award agreements evidencing the Delaware RSUs shall be required to be issued and the Delaware RSUs shall be governed by and be subject to the Equity Incentive Plan and applicable award agreement.
5.4    Performance Stock Units
At the Effective Time, holders of Company PSUs shall upon deemed adjustment of the Company PSUs pursuant to Section 2.2(b) be deemed to be holders of Delaware PSUs to receive an identical number of Delaware Subordinate Voting Shares. Any document previously evidencing Company PSUs will thereafter evidence and be deemed to evidence the Delaware PSUs and no award agreements evidencing the Delaware PSUs shall be required to be issued and the Delaware PSUs shall be governed by and be subject to the Equity Incentive Plan and applicable award agreement.
5.5    Withholding Rights
The Company and Trulieve Delaware will be entitled to deduct and withhold from any amounts payable or otherwise deliverable to any person pursuant to this Plan of Arrangement (including, for greater certainty, Shareholders, holders of Company Options and Company RSUs, and Dissenting Shareholders), such Taxes or other amounts as the Company or Trulieve Delaware, as applicable, is required or permitted to deduct or withhold in connection with such payment or delivery under the Income Tax Act (Canada), the Code, or any other provisions of any applicable law. To the extent that amounts so deducted and withheld are remitted to the appropriate Governmental Authority, such deducted, withheld and remitted amounts shall be treated for all purposes of this Plan of Arrangement as having been paid to such Person in respect of which such deduction, withholding and remittance was made. If applicable, the Company and Trulieve Delaware are hereby authorized to sell or dispose (on behalf of the applicable person in respect of which such deduction, withholding and remittance is to be made) of such portion of Subordinate Voting Shares, Multiple Voting Shares, Delaware Subordinate Voting Shares or Delaware Multiple Voting Shares or any other securities issued hereunder, if any, as is necessary to provide sufficient funds to enable it to implement such deduction, withholding and remittance, and the Company or Trulieve Delaware, as applicable, will notify the holder thereof and remit to the holder any unapplied balance of the net proceeds of such sale.

5.6    U.S Securities Law Matters
Notwithstanding any provision herein to the contrary, the Company acknowledges and agrees that this Plan of Arrangement will be carried out with the intention that all Delaware Subordinate Voting Shares, Delaware Multiple Voting Shares, Delaware Options, Delaware RSUs and Delaware PSUs issued on completion of this Plan of Arrangement will be issued by the Company in reliance on the exemption from the registration requirements of the U.S. Securities Act, as provided by Section 3(a)(10) thereof, and pursuant to exemptions from registration under any other applicable United States state securities laws.
Each securityholder entitled to receive Delaware Options, Delaware RSUs or Delaware PSUs will be advised that the Section 3(a)(10) exemption does not exempt the issuance of securities upon the exercise of Delaware Options, Delaware RSUs or Delaware PSUs and that therefore, the Delaware Subordinate Voting Shares issuable upon exercise of the Delaware Options, Delaware RSUs and Delaware PSUs cannot be issued in reliance on the exemption from registration provided by Section 3(a)(10) of the U.S. Securities Act, and such Delaware Subordinate Voting Shares issuable upon exercise of the Delaware Options, Delaware RSUs and Delaware PSUs may only be issued and subsequently resold pursuant to one or more alternative exemptions from registration or an effective registration statement under the U.S. Securities Act and in compliance with applicable state securities law.

SCHEDULE A
CERTIFICATE OF DOMESTICATION
OF
TRULIEVE CANNABIS CORP.
It is hereby certified that:
1.The corporation (hereinafter called the “corporation”) was first formed, incorporated, or otherwise came into being with the name “Bandolac Mining Corporation” on September 17, 1940 in the Province of Ontario, Canada.
2.The name of the corporation immediately prior to the filing of this certificate of domestication pursuant to the provisions of Section 388 of the General Corporation Law of the State of Delaware is “Trulieve Cannabis Corp.”
3.The name of the corporation as set forth in its certificate of incorporation to be filed concomitantly with this certificate of domestication in accordance with subsection (b) of Section 388 of the General Corporation Law of the State of Delaware is “Trulieve Cannabis Corp.”
4.The jurisdiction that constituted the seat, siege social, or principal place of business or central administration of the corporation, or other equivalent thereto under applicable law immediately prior to the filing of this certificate of domestication pursuant to the provisions of Section 388 of the General Corporation Law of the State of Delaware is the Province of British Columbia, Canada.
5.The domestication has been approved in the manner provided for by the document, instrument, agreement or other writing, as the case may be, governing the internal affairs of the non-United States entity and the conduct of its business or by applicable non-Delaware law, as appropriate.
6.The undersigned is a corporation officer, director, trustee, manager, partner, or other person performing functions equivalent to those of an officer or director, however named or described, and is authorized to sign this certificate of domestication on behalf of the corporation.
7.The effective time of this certificate of domestication shall be [upon filing/specific future date].

Signed on _______________________, 2026.
TRULIEVE CANNABIS CORP. [Canadian entity] By:_____________________________ Name: Title:

SCHEDULE B
CERTIFICATE OF INCORPORATION
OF
TRULIEVE CANNABIS CORP.
* * * * * *
The undersigned, for purposes of incorporating and organizing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby execute this Certificate of Incorporation (this “Certificate of Incorporation”) and certify as follows:
FIRST.The name of the corporation is Trulieve Cannabis Corp. (the “Corporation”).
SECOND.The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, City of Wilmington, County of New Castle, 19808 and the name of its registered agent at that address is Corporation Service Company.
THIRD.The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.
FOURTH.The total number of shares of all classes of stock which the Corporation is authorized to issue is 6,000,300,000 shares, consisting of (A) 5,000,300,000 shares of common stock, $0.0001 par value per share (“Common Stock”), divided into two classes consisting of (i) 5,000,000,000 shares of Class A subordinate voting Common Stock (the “Subordinate Voting Shares”), and (ii) 300,000 shares of Class B multiple voting Common Stock (the “Multiple Voting Shares”); and (B) 1,000,000,000 shares of preferred stock, $0.0001 par value per share (the “Preferred Stock”).
The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.
A.SUBORDINATE VOTING SHARES.
1.General. The voting, dividend and liquidation rights of the holders of the Subordinate Voting Shares, as applicable, are subject to and qualified by the rights, powers and preferences of the holders of the Multiple Voting Shares and the Preferred Stock.
2.Voting Rights. The holders of the Subordinate Voting Shares are entitled to one vote for each Subordinate Voting Share held at all meetings of stockholders. Subordinate Voting Shares shall not have cumulative voting rights. The number of authorized Subordinate Voting Shares may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote that may be required by the terms of this Certificate of Incorporation) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.
3.Dividends. Holders of Subordinate Voting Shares shall be entitled to receive, as and when declared by the board of directors of the Corporation (the “Board”), out of funds legally available therefor, dividends in cash or property of the Corporation. The Corporation shall not declare, pay or set aside any dividends on Subordinate Voting Shares unless (in addition to the obtaining of any consents required elsewhere in this Certificate of Incorporation) each holder of Multiple Voting Shares then outstanding shall simultaneously receive a dividend on each Multiple Voting Share (on an as-converted to Subordinate Voting Share basis) so held in an amount at least equal to (A) the dividend declared, paid or set aside per Subordinate Voting Share multiplied by (B) the number of Subordinate Voting Shares issuable upon conversion of a Multiple Voting Share. In the event of payment of a dividend in the form of capital stock, holders of Subordinate Voting Shares shall receive Subordinate Voting Shares, unless otherwise determined by the Board.
4.Liquidation.
(a)In the event of (i) any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Subordinate Voting Shares then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, or (ii) a Deemed Liquidation Event (as defined below), the holders of Subordinate Voting Shares then outstanding shall be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event or out of the assets of the Corporation available for distribution to its stockholders, all to the extent permitted by Delaware law governing distributions to stockholders (the “Available Proceeds”), as applicable, on a pari passu basis with the holders of Multiple Voting Shares (on an as-converted to Subordinate Voting Shares basis), and subject to the rights of holders of any series of Preferred Stock outstanding as set forth in the applicable Preferred Stock Designation.
(b)A “Deemed Liquidation Event” means (i) a merger, consolidation, statutory conversion, transfer, domestication or continuance in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger, consolidation, statutory conversion, transfer, domestication or continuance, or (ii) sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole.
5.Subdivision or Consolidation. No subdivision or consolidation of the Subordinate Voting Shares may be carried out unless, at the same time, the Multiple Voting Shares are subdivided or consolidated in a manner so as to preserve the relative rights of the holders of each class of stock.
6.Protective Provisions. The Corporation shall not, either directly or indirectly by amendment, merger, consolidation, domestication, transfer, continuance, reorganization, recapitalization, reclassification, waiver, statutory conversion or otherwise, amend, alter or repeal any provision of this Certificate of Incorporation or Bylaws of the Corporation in a manner that adversely affects the special rights, powers and preferences of the Subordinate Voting Shares without (in addition to any other vote required by law or this Certificate of Incorporation) the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Subordinate Voting Shares, voting as a separate class.
7.Redemption.
(a)For the purposes of this Article Fourth.A.7, the following terms will have the meanings specified below:
(i)“Business” means the conduct of any activities relating to the cultivation, manufacturing, processing and dispensing of cannabis and cannabis-derived products in the United States, which include the owning and operating of cannabis licenses.
(ii)“Fair Market Value” means (i) the volume weighted average trading price (VWAP) of the Subordinate Voting Shares for the five (5) Trading Day period immediately after the date of the Redemption Notice on any national or regional securities exchange on which such Subordinate Voting Shares are listed or quoted, or (ii) if no such quotations are available, the fair market value per Subordinate Voting Share as set forth in the Valuation Opinion. For purposes of determining the Fair Market

Value of Multiple Voting Shares, the Fair Market Value per Multiple Voting Share shall be equal to the Fair Market Value of one Subordinate Voting Share multiplied by the Conversion Ratio then in effect.
(iii)“Governmental Authority” or “Governmental Authorities” means any United States or foreign, federal, state, county, regional, local or municipal government, any agency, administration, board, bureau, commission, department, service, or other instrumentality or political subdivision of the foregoing, and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or monetary policy (including any court or arbitration authority).
(iv)“Licenses” means all licenses, permits, approvals, orders, authorizations, registrations, findings of suitability, franchises, exemptions, waivers and entitlements issued by a Governmental Authority required for, or relating to, the conduct of the Business.
(v)“Ownership” (and derivatives thereof) means (i) ownership of record as evidenced by the Corporation’s stock register, (ii) “beneficial ownership” as defined in the U.S. Securities Exchange Act of 1934, as amended, or (iii) the power to exercise control or direction over a security.
(vi)“Person” means an individual, partnership, corporation, limited liability company, trust or other entity.
(vii)“Redemption” has the meaning ascribed to it in Article Fourth.A.7(e) below.
(viii)“Redemption Date” means the date on which the Corporation will redeem and pay for the shares of Common Stock as provided herein. The Redemption Date will be not less than thirty (30) Trading Days following the date of the Redemption Notice unless a Governmental Authority requires that the shares of Common Stock be redeemed as of an earlier date, in which case, the Redemption Date will be such earlier date and if there is an outstanding Redemption Notice, the Corporation will issue an amended Redemption Notice reflecting the new Redemption Date forthwith.
(ix)“Redemption Notice” has the meaning ascribed to it in Article Fourth.A.7(f) below.
(x)“Redemption Price” means the price per share of Common Stock to be paid by the Corporation on the Redemption Date for the Redemption of shares pursuant to Article Fourth.A.7(g) below and will be equal to the Fair Market Value of such share, as determined by the Board, unless otherwise required by any Governmental Authority.
(xi)“Significant Interest” means Ownership of five percent (5%) or more of all of the issued and outstanding shares of Common Stock of the Corporation (calculated on an as-converted to Subordinate Voting Shares basis).
(xii)“Subject Stockholder” means a holder of shares of Common Stock (including, for the avoidance of doubt, both Subordinate Voting Shares and Multiple Voting Shares).
(xiii)“Trading Day” means a day on which trades of the Subordinate Voting Shares are executed on any national or regional securities exchange on which the Subordinate Voting Shares are listed or quoted.

(xiv)“Unsuitable Person” means (i) any Person (including a Subject Stockholder) with a Significant Interest who a Governmental Authority granting any License to the Corporation has determined to be unsuitable to Own shares of Common Stock; or (ii) any Person (including a Subject Stockholder) whose Ownership of shares of Common Stock may result in the loss, suspension or revocation (or similar action) with respect to any License or in the Corporation being unable to obtain any new License in the normal course, including, but not limited to, as a result of such Person’s failure to apply for a suitability review from or to otherwise fail to comply with the requirements of a Governmental Authority, as determined by the Board, in its sole discretion, after consultation with legal counsel and, if a license application has been filed, after consultation with the applicable Governmental Authority.
(xv)“Valuation Opinion” means a valuation and fairness opinion from a nationally recognized investment banking firm qualified to perform such task and which is disinterested in the contemplated Redemption and has not in the then past two (2) years provided services for a fee to the Corporation or its affiliates, or a disinterested nationally recognized accounting firm.
(b)Subject to Article Fourth.A.7(d), no Subject Stockholder will acquire or dispose of a Significant Interest, directly or indirectly, in one or more transactions, without providing at least fifteen (15) days’ advance written notice to the Corporation by mail sent to the Corporation’s principal office addressed to the Secretary of the Corporation.
(c)If the Board reasonably believes that a Subject Stockholder may have failed to comply with the provisions of Article Fourth.A.7(b), the Corporation may apply to the applicable court or other Governmental Authority for an order directing that the Subject Stockholder disclose the number of shares of Common Stock held by the Subject Stockholder.
(d)The provisions of Article Fourth.A.7(b) and Article Fourth.A.7(c) above shall not apply to the Ownership, acquisition or disposition of shares of Common Stock as a result of:
(i)any transfer of shares of Common Stock occurring by operation of law including, inter alia, the transfer of shares of Common Stock of the Corporation to a trustee in bankruptcy;
(ii)any acquisition or proposed acquisition by one or more underwriters or portfolio managers who hold shares of Common Stock for the purposes of distribution to the public or for the benefit of a third party provided that such third party is in compliance with Article Fourth.A.7(b) above; or
(iii)the conversion, exchange or exercise of securities of the Corporation (other than shares of Common Stock) duly issued or granted by the Corporation into or for shares of Common Stock, in accordance with their respective terms.
(e)At the option of the Board, shares of Common Stock Owned by an Unsuitable Person may be redeemed by the Corporation (the “Redemption”) for the Redemption Price of such shares of Common Stock out of funds lawfully available on the Redemption Date. Shares of Common Stock redeemable pursuant to this Article Fourth.A.7 will be redeemable at any time and from time to time pursuant to the terms hereof.
(f)In the case of a Redemption, the Corporation will send a written notice to the holder of the shares of Common Stock called for Redemption (the “Redemption Notice”), which will set forth: (i) the Redemption Date, (ii) the number and class of shares of Common Stock to be redeemed on the Redemption Date, (iii) the formula pursuant to which the Redemption Price will be determined and the manner of payment therefor, (iv) the place where such shares of Common Stock (or certificates with respect thereto, as applicable) will be surrendered for payment, duly endorsed in blank or accompanied by proper instruments of transfer, (v) a copy of the Valuation Opinion (if the Corporation is not publicly listed on a recognized securities exchange), and (vi) any other requirement of surrender of the shares of Common Stock to be redeemed. The Redemption Notice may be conditional such that the Corporation need not redeem the shares of Common Stock Owned by an Unsuitable Person on the Redemption Date if the Board determines, in its sole discretion, that such Redemption is no longer advisable or necessary on or before the Redemption Date. The Corporation will send a written notice confirming the amount of the Redemption Price promptly following the determination of such Redemption Price.
(g)To the extent permitted under applicable law, the Corporation may pay the Redemption Price by using its existing cash resources, incurring debt, issuing additional Subordinate Voting Shares, issuing a promissory note in the name of the Unsuitable Person, or by using a combination of the foregoing sources of funding.
(h)To the extent required by applicable law, the Corporation may deduct and withhold any tax from the Redemption Price. To the extent any amounts are so withheld and are timely remitted to the applicable Governmental Authority, such amounts shall be treated for all purposes herein as having been paid to the Unsuitable Person in respect of which such deduction and withholding was made.
(i)On and after the date the Redemption Notice is delivered, any Unsuitable Person Owning shares of Common Stock called for Redemption will cease to have any voting rights with respect to such holder’s shares of Common Stock and on and after the Redemption Date specified therein, such holder will cease to have any rights whatsoever with respect to such shares of Common Stock other than the right to receive the Redemption Price, without interest, on the Redemption Date; provided, however, that if any such shares of Common Stock come to be Owned solely by Persons other than an Unsuitable Person (such as by transfer of such shares to a liquidating trust, subject to the approval of any applicable Governmental Authority), such Persons may exercise voting rights of such shares of Common Stock and the Board may determine, in its sole discretion, not to redeem such shares of Common Stock. Following any Redemption in accordance with the terms herein, the redeemed shares of Common Stock will be cancelled.
(j)All notices given by the Corporation to holders of shares of Common Stock pursuant to this Article Fourth.A.7, including the Redemption Notice, will be in writing and will be deemed given when delivered by personal service, overnight courier or first-class mail, postage prepaid, to the holder’s registered address as shown on the Corporation’s stock register.
(k)The Corporation’s right to redeem shares of Common Stock pursuant to this Article Fourth.A.7 will not be exclusive of any other right the Corporation may have or hereafter acquire under any agreement or otherwise provided in this Certificate of Incorporation or the Bylaws of the Corporation or otherwise with respect to the acquisition by the Corporation of shares of Common Stock or any restrictions on holders thereof.
(l)In connection with the conduct of its Business, the Corporation may require that a holder of shares of Common Stock of the Corporation provide to one or more Governmental Authorities, if and when required, information and fingerprints for a criminal background check, individual history form(s), and other information required in connection with applications for Licenses.
B.MULTIPLE VOTING SHARES.
1.General. The voting, dividend and liquidation rights of the holders of the Multiple Voting Shares, as applicable, are subject to and qualified by the rights, powers and preferences of the holders of the Subordinate Voting Shares and the Preferred Stock.
2.Voting Rights. The holders of the Multiple Voting Shares are entitled to one hundred (100) votes for each Multiple Voting Share held at all meetings of stockholders. Multiple Voting Shares shall not have cumulative voting rights. The number of authorized Multiple Voting Shares may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote that may be required by the terms of this Certificate of Incorporation) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.
3.Dividends. Holders of Multiple Voting Shares shall be entitled to receive, as and when declared by the Board, out of funds legally available therefor, dividends in cash or property of the Corporation pari passu, on an as-converted to Subordinate Voting Shares basis, as to any declaration and payment of any dividend on the Subordinate Voting Shares. The Corporation shall not declare, pay or set aside any dividends on Multiple Voting Shares unless (in addition to the obtaining of any consents required elsewhere in this Certificate of Incorporation) each holder of Subordinate Voting Shares shall simultaneously receive a dividend on each Subordinate Voting Share so held in an amount at least equal to (A) the dividend declared, paid or set aside per Multiple Voting Share divided by (B) the number of Subordinate Voting Shares issuable upon conversion of a Multiple Voting Share. In the event of payment of a dividend in the form of capital stock, holders of Multiple Voting Shares shall receive Multiple Voting Shares, unless otherwise determined by the Board.
4.Liquidation. In the event of (a) any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of Multiple Voting Shares then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, or (b) a Deemed Liquidation Event, the holders of Multiple Voting Shares then outstanding shall be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event or out of the Available Proceeds, as applicable, on a pari passu basis, on an as-converted to Subordinate Voting Share basis, with the holders of Subordinate Voting Shares, and subject to the rights of holders of any series of Preferred Stock outstanding as set forth in the applicable Preferred Stock Designation.
5.Subdivision or Consolidation. No subdivision or consolidation of the Multiple Voting Shares may be carried out unless, at the same time, the Subordinate Voting Shares are subdivided or consolidated in a manner so as to preserve the relative rights of the holders of each class of securities.
6.Protective Provisions. The Corporation shall not, either directly or indirectly by amendment, merger, consolidation, domestication, transfer, continuance, reorganization, recapitalization, reclassification, waiver, statutory conversion or otherwise, either (a) amend, alter or repeal any provision of this Certificate of Incorporation or the Bylaws of the Corporation in a manner that adversely affects the special rights, powers and preferences of the Multiple Voting Shares, or (b) create any class or series of Common Stock unless the same ranks junior to the Multiple Voting Shares with respect to its special rights, powers and preferences, in either case without (in addition to any other vote required by law or this Certificate of Incorporation) the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Multiple Voting Shares, voting as a separate class.
7.Conversion Rights.
(a)Optional Conversion. Holders of Multiple Voting Shares may convert, at such holder’s option, at any time, and without the payment of additional consideration by the holder thereof, Multiple Voting Shares into such number of fully paid and non-assessable Subordinate Voting Shares as is determined by multiplying the number of Multiple Voting Shares to be converted by the Conversion Ratio. The “Conversion Ratio” applicable to the Multiple Voting Shares as of the original date of issue shall be equal to one hundred (100) Subordinate Voting Shares per Multiple Voting Share. Such initial Conversion Ratio shall be subject to adjustment as provided in this Article Fourth.B.7.
(b)Number of Shares Issuable Upon Conversion. The number of Subordinate Voting Shares issuable to a holder of Multiple Voting Shares upon conversion of such Multiple Voting Shares shall be the nearest whole share, after aggregating all fractional interests in Subordinate Voting Shares that would otherwise be issuable upon conversion of all Multiple Voting Shares being converted by such holder (with any fractional interests after such aggregation representing 0.5 or greater of a whole share being entitled to a whole share). For the avoidance of doubt, no fractional interests in Subordinate Voting Shares shall be created or issuable as a result of the conversion of the Multiple Voting Shares pursuant to this Article Fourth.B.7.
(c)Notice of Conversion. In order for a holder of Multiple Voting Shares to voluntarily convert Multiple Voting Shares into Subordinate Voting Shares pursuant to Article Fourth.B.7(a), such holder shall (i) provide written notice to the Corporation’s transfer agent at the office of the transfer agent for the Multiple Voting Shares (or at the principal office of the Corporation if the Corporation serves as its own transfer agent) that such holder elects to convert all or any number of such holder’s Multiple Voting Shares and, if applicable, any event on which such conversion is contingent, and (ii) if such holder’s shares are certificated, surrender the certificate or certificates for such Multiple Voting Shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Multiple Voting Shares (or at the principal office of the Corporation if the Corporation serves as its own transfer agent). Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the Subordinate Voting Shares to be issued. If required by the Corporation, any certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. Unless a later time and date is otherwise specified by the Corporation, the close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of such notice and, if applicable, certificates (or lost certificate affidavit and agreement) shall be the time of conversion (the “Conversion Time”), and the Subordinate Voting Shares issuable upon conversion of the specified Multiple Voting Shares shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Conversion Time, (x) issue and deliver to such holder of Multiple Voting Shares, or to his, her or its nominees, a certificate or certificates for the number of full Subordinate Voting Shares issuable upon such conversion in accordance with the provisions hereof and a certificate for the number (if any) of the Multiple Voting Shares represented by the surrendered certificate that were not converted into Subordinate Voting Shares, and (y) pay all declared but unpaid dividends on the Multiple Voting Shares converted.
(d)Reservation of Shares. The Corporation shall at all times when the Multiple Voting Shares shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Multiple Voting Shares, such number of its duly authorized Subordinate Voting Shares as shall from time to time be sufficient to effect the conversion of all outstanding Multiple Voting Shares; and if at any time the number of authorized but unissued Subordinate Voting Shares shall not be sufficient to effect the conversion of all then outstanding Multiple Voting Shares, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued Subordinate Voting Shares to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate of Incorporation.
(e)Effect of Conversion. All Multiple Voting Shares which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time or Mandatory Conversion Time, as the case may be, except only the right of the holders thereof to receive Subordinate Voting Shares in exchange therefor and to receive payment of any dividends declared but unpaid thereon.
(f)Taxes. The holder of Multiple Voting Shares shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of Subordinate Voting Shares upon conversion of Multiple Voting Shares pursuant to this Article Fourth.B.7. The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of Subordinate Voting Shares and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.
(g)Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time effect a subdivision of the outstanding Subordinate Voting Shares, the Conversion Ratio shall be proportionately increased so that the number of Subordinate Voting Shares issuable on conversion of each Multiple Voting Share shall be increased in proportion to such increase in the aggregate number of Subordinate Voting Shares outstanding. If the Corporation shall combine the outstanding Subordinate Voting Shares, the Conversion Ratio in effect immediately before the combination shall be proportionately decreased so that the number of Subordinate Voting Shares issuable on conversion of each Multiple Voting Share shall be decreased in proportion to such decrease in the aggregate number of Subordinate Voting Shares outstanding. Any adjustment under this Article Fourth.B.7(h) shall become effective at the close of business on the date the subdivision or combination becomes effective.
(h)Adjustment for Certain Dividends and Distributions. If at any time the Corporation shall make or issue, or fix a record date for the determination of holders of Subordinate Voting Shares entitled to receive, a dividend or other distribution payable on the Subordinate Voting Shares in additional Subordinate Voting Shares, then, and in each such event, the Conversion Ratio in effect immediately before such event shall be increased as of the time of such issuance or, if such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Ratio then in effect by a fraction:
(i)the numerator of which shall be the total number of Subordinate Voting Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Subordinate Voting Shares issuable in payment of such dividend or distribution, and
(ii)the denominator of which shall be the total number of Subordinate Voting Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date.
Notwithstanding the foregoing, (a) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Ratio shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Ratio shall be adjusted pursuant to this Article Fourth.B.7(i) as of the time of actual payment of such dividends or distributions; and (b) no such adjustment shall be made if the holders of Multiple Voting Shares simultaneously receive a dividend or other distribution of Subordinate Voting Shares in a number equal to the number of Subordinate Voting Shares as they would have received if all outstanding Multiple Voting Shares had been converted into Subordinate Voting Shares on the date of such event.
(i)Adjustments for Other Dividends and Distributions. If the Corporation shall make or issue, or fix a record date for the determination of holders of Subordinate Voting Shares entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of Subordinate Voting Shares in respect of outstanding Subordinate Voting Shares) or in other property and the provisions of Article Fourth.B.3 do not apply to such dividend or distribution, then, and in each such event, the holders of Multiple Voting Shares shall receive, simultaneously with the distribution to the holders of Subordinate Voting Shares, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding Multiple Voting Shares had been converted into Subordinate Voting Shares on the date of such event.

(j)Adjustment for Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the Subordinate Voting Shares (but not the Multiple Voting Shares) is converted into or exchanged for securities, cash or other property (other than a transaction covered by Article Fourth.B.7(i) or Article Fourth.B.7(j)), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each Multiple Voting Share shall thereafter be convertible in lieu of the Subordinate Voting Shares into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of Subordinate Voting Shares of the Corporation issuable upon conversion of one such Multiple Voting Share immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in this Article Fourth.B.7 with respect to the rights and interests thereafter of the holders of Multiple Voting Shares, to the end that the provisions set forth in this Article Fourth.B.7(k) (including provisions with respect to changes in and other adjustments of the Conversion Ratio) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Multiple Voting Shares.
(k)Certificate as to Adjustments.
(i)Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to this Article Fourth.B.7, the Corporation, at its expense, shall, as promptly as reasonably practicable but in any event not later than ten (10) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Multiple Voting Shares a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which each Multiple Voting Share is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Multiple Voting Shares (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (a) the Conversion Ratio then in effect, and (b) the number of Subordinate Voting Shares and the amount, if any, of other securities, cash or property which then would be received upon the conversion of each Multiple Voting Share.
(ii)Any holder of Multiple Voting Shares may submit a written dispute as to the determination of the Conversion Ratio or the arithmetic calculation of the Conversion Ratio (as defined herein) by the Corporation to the Board with the basis for the disputed determinations or arithmetic calculations. The Corporation shall respond to the holder within five (5) Business Days of receipt, or deemed receipt, of the dispute notice with a written calculation of the Conversion Ratio, as applicable. If the holder and the Corporation are unable to agree upon such determination or calculation of the Conversion Ratio, as applicable, within five (5) Business Days of such response, then the Corporation and the holder shall, within one (1) Business Day thereafter, submit the disputed arithmetic calculation of the Conversion Ratio, as applicable, to the Corporation, independent, outside accountant. The Corporation, at the Corporation’s expense, shall cause the accountant to perform the determinations or calculations and notify the Corporation and the holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.
(iii)A “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Delaware are authorized or required by law or other governmental action to close.

8.Redemption. The provisions of Article Fourth.A.7 shall apply to the Multiple Voting Shares, mutatis mutandis, and Multiple Voting Shares that are Owned by an Unsuitable Person shall be subject to Redemption in accordance with the terms and conditions set forth therein.
C.PREFERRED STOCK.
1.Preferred Stock Authorization. Subject to the other provisions of this Certificate of Incorporation, the Board is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the General Corporation Law, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.
2.Voting Rights. Except as otherwise required by the General Corporation Law or as provided by the Board in the Preferred Stock Designation for a particular series, the holders of record of Preferred Stock shall not be entitled to vote at meetings of the stockholders of the Corporation; provided that the holders of Preferred Stock shall be entitled to receive notice of (but not vote at) meetings of stockholders called for the purpose of authorizing the dissolution of the Corporation, or any merger, consolidation, sale, lease, transfer, exclusive license, or other disposition of all or substantially all the assets of the Corporation.
3.Dividends and Liquidation. Unless the Board expressly provides otherwise in the Preferred Stock Designation for a particular series, the holders of record of Preferred Stock shall not be entitled to receive any dividends or other distributions from the Corporation, and shall not be entitled to receive any amount, property, or assets of the Corporation upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation or Deemed Liquidation Event.
4.Increase or Decrease of Authorized Shares. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of Preferred Stock voting separately as a class shall be required therefor, unless expressly required by the Preferred Stock Designation for any outstanding series of Preferred Stock.
FIFTH.The name and mailing address of the sole incorporator is as follows:
Name    Mailing Address
Eric Powers    3494 Martin Hurst Road
    Tallahassee, Florida 32312
SIXTH.Subject to any additional vote required by this Certificate of Incorporation or the Bylaws, in furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, repeal, alter, amend or rescind any or all of the Bylaws of the Corporation.
SEVENTH.Subject to any additional vote required by this Certificate of Incorporation, the number of directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation.
EIGHTH.Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside of the State of Delaware at such place or places or in such manner or manners as may be designated from time to time by the Board or in the Bylaws of the Corporation.

NINTH.Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.
TENTH.To the fullest extent permitted by law, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. If the General Corporation Law or any other law of the State of Delaware is amended after approval by the stockholders of this Article Tenth to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended.
Any amendment, repeal or elimination of the foregoing provisions of this Article Tenth shall not (a) adversely affect any right or protection of a director, officer or other agent of the Corporation existing at the time of such amendment, repeal, modification or elimination; or (b) increase the liability of any director, officer or agent of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such amendment. repeal, modification or elimination.
ELEVENTH.The Corporation shall indemnify, to the fullest extent permitted by law as it now exists or may hereafter be amended, any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that the person is or was a director or officer of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation. The Corporation may indemnify, to the fullest extent permitted by law, any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that the person is or was an employee or agent of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as an employee or agent at the request of the Corporation or any predecessor to the Corporation. The Corporation shall pay the expenses (including attorneys’ fees) incurred by any director or officer in defending any such proceeding in advance of its final disposition; provided, however, that to the extent required by law, such payment of expenses in advance of the final disposition shall be made only upon receipt of an undertaking by such person to repay all amounts advanced if it should be ultimately determined that such person is not entitled to be indemnified under this Article or otherwise. The Corporation may pay the expenses (including attorneys’ fees) incurred by any employee or agent in defending any such proceeding in advance of its final disposition upon such terms and conditions as the Board deems appropriate. Any amendment, repeal, or modification of this Article Eleventh, or the adoption of any other provision of this Certificate of Incorporation inconsistent with this Article Eleventh, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such repeal or modification.
TWELFTH.The Corporation shall not be governed by Section 203 of the General Corporation Law.

THIRTEENTH.Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) or the state or federal courts located in the State of Florida shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee, or agent of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law, this Certificate of Incorporation, or the Bylaws of the Corporation (as either may be amended from time to time); (iv) any action to interpret, apply, enforce, or determine the validity of this Certificate of Incorporation or the Bylaws of the Corporation; or (v) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article. The provisions of this Article shall not apply to suits brought to enforce any liability or duty created by the U.S. Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.
FOURTEENTH.No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders.
FIFTEENTH.The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Certificate of Incorporation or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.
SIXTEENTH.This Certificate of Incorporation is being filed in connection with the domestication of the Corporation pursuant to Section 388 of the General Corporation Law and a plan of domestication duly approved in accordance with applicable non-Delaware law. In accordance with Section 388 of the General Corporation Law, no action by the board of directors, stockholders, members or as otherwise required by any other section of the General Corporation Law is required to authorize the filing of this Certificate of Incorporation.
[signature page follows]

I, THE UNDERSIGNED, being the sole incorporator hereinabove named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate of Incorporation, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ____ day of _______, 202[6].

Sole Incorporator
By: Name:

SCHEDULE C
BYLAWS
OF
TRULIEVE CANNABIS CORP.
(THE “CORPORATION”)
ARTICLE I.
CORPORATE OFFICES
Section 1.1    Registered Office and Agent.
The registered office and agent of the Corporation shall be fixed in the corporation’s Certificate of Incorporation, as the same may be amended from time to time (the “Certificate of Incorporation”).
Section 1.2    Other Offices.
The board of directors may at any time establish other offices at any place or places, either within or outside of the State of Delaware, where the Corporation is qualified to do business.
ARTICLE II.
MEETINGS OF STOCKHOLDERS
Section 2.1    Place of Meetings.
Meetings of stockholders shall be held at any place designated by the board of directors (a) within or outside the State of Delaware, or (b) by means of remote communication (a “Virtual Meeting”), in each case as may be determined by the board of directors from time to time. In the absence of any such designation, stockholders’ meetings shall be held at the registered office of the Corporation or the board of directors may, in its sole discretion, determine that the meeting shall not be held at any place, but will instead be held solely by means of remote communication as provided under Section 211 of the Delaware General Corporation Law (the “DGCL”).
Section 2.2    Annual Meetings.
The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. At the annual meeting, directors shall be elected and any other proper business may be transacted.
Section 2.3    Special Meetings.
Except as otherwise required by law or the Certificate of Incorporation, special meetings of the stockholders may be called only by the board of directors pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office, or, if there are no directors then in office, by an officer of the Corporation. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation, unless otherwise required by law.
Section 2.4    Notice of Stockholders’ Meetings.
Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given in accordance with Section 232 of the DGCL. All notices of meetings of stockholders shall be in the form of a writing or electronic transmission and shall be sent or otherwise given to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting in accordance with Section 2.5 of these bylaws (these “Bylaws”) not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for determining stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting shall also be provided in the notice. The board of directors acting pursuant to a resolution adopted by a majority of the directors then in office may cancel, postpone or reschedule any previously scheduled meeting of the stockholders at any time before or after the notice for such meeting has been sent to stockholders.
Section 2.5    Manner of Giving Notice.
A.    Whenever notice is required by the DGCL, the Certificate of Incorporation or these Bylaws to be given to any stockholder, such notice may be given by mail, or by other means of written communication or electronic transmission, addressed to the stockholder at such stockholder’s address or electronic mail address, as applicable, as it appears on the records of the Corporation or as given by such stockholder to the Corporation for the purpose of notice. Notice of any meeting of stockholders shall be deemed given:
(i)    if mailed, when deposited in the U.S. mail, postage prepaid, directed to the stockholder at his or her address as it appears on the Corporation’s records; or
(ii)    if electronically transmitted as provided in Section 9.1 of these Bylaws.
B.    An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 2.6    Quorum.
A.    The holders of one-third of the voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation. Where a separate vote by one or more class or series is required, one-third of the voting power of the outstanding shares of such class(es) or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote, except as required by law, the Certificate of Incorporation or these Bylaws. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chair of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.
B.    When a quorum is present at an annual meeting or special meeting of stockholders, except with respect to the election of directors, action by the stockholders on a matter is approved if the number of votes cast in favor of the action by those present in person or represented by proxy exceeds the number of votes cast in opposition to the action, unless the question is one upon which, by express provision of the Bylaws or of the Certificate of Incorporation, a different vote is required, in which case such express provision shall govern and control the decision of the question.
Section 2.7    Other Persons May Attend.
The directors, officers, any counsel to the Corporation, any financial auditor of the Corporation and any other persons invited by the directors are entitled to attend any meeting of stockholders, but if any of those persons does attend a meeting of stockholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a stockholder or proxy holder entitled to vote at the meeting.
Section 2.8    Adjourned Meeting; Notice.
The chair of a meeting of stockholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place (including an adjournment taken to address a technical failure to convene or continue a Virtual Meeting). Unless these Bylaws otherwise require, when a meeting is adjourned to another time or place not more than thirty (30) days from the date of the original meeting (including an adjournment taken to address a technical failure to convene or continue a Virtual Meeting), the Corporation shall not be required to provide separate notice of the adjourned meeting if the time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxyholders to participate in the meeting by means of remote communication, or (iii) set forth in the notice of meeting given in accordance with the provisions of Section 2.4 and Section 2.5 of these Bylaws. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in accordance with the provisions of Section 2.4 and Section 2.5 of these Bylaws.
Section 2.9    Conduct of Business.
The chair of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such matters as the regulation of the manner of voting and the conduct of business.
Section 2.10    Chair; Selection of Alternate Chair.
The chair of the board of directors or, in the absence of the chair of the board of directors, the president of the Corporation, shall preside at all meetings of the stockholders. In the absence of both the chair of the board of directors and the president of the Corporation, such person as the board of directors may have designated shall preside, and in the absence of such designation, such person as may be chosen by the holders of a majority of the voting power of the shares entitled to vote who are present, in person or by proxy, shall call to order the meeting and act as chair of the meeting. In the absence of the secretary of the Corporation, the secretary of the meeting shall be such person as the chair of the meeting appoints.
Section 2.11    Voting on the Election of Directors; Retention of Ballots and Proxies.
A.    The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these Bylaws and subject to the provisions of Sections 217 and 218 of the DGCL (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).
B.    All elections of directors shall be by written ballot unless otherwise provided in the Certificate of Incorporation; if authorized by the board of directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission; provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.
C.    The voting rights of each class of capital stock, including whether shares of such class may be voted and the number of votes per share, shall be as set forth in the Certificate of Incorporation. If the Certificate of Incorporation does not specify such voting rights, each outstanding share of capital stock having voting power shall entitle the holder of record thereof or proxy to one vote on all matters properly brought before the stockholders.
D.    Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; provided that, if the rules and requirements of the exchange on which the Corporation’s shares are then listed require a different voting standard for the election of directors, directors will be elected in accordance with the rules and requirements of such exchange.
Section 2.12    Waiver of Notice.
Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need to be specified in any written waiver of notice, or any waiver by electronic transmission, unless so required by the Certificate of Incorporation or these Bylaws.
Section 2.13    Record Date for Stockholder Notice; Voting; Giving Consents.
A.    In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting (if permitted), or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.
B.    If the board of directors does not so fix a record date:
(i)    the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and
(ii)    the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

C.    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.
Section 2.14    Nominations and Proposals for Annual Meetings of Stockholders.
A.    Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the board of directors, or (iii) by any stockholder of the Corporation who (x) was a stockholder of record at the time of giving of the notice provided for in this Section 2.14 and at the time of the annual meeting, (y) is entitled to vote with respect to such matter at the meeting, and (z) complies with the notice procedures set forth in this Section 2.14. At any annual meeting of stockholders, the presiding officer of such meeting may announce the nominations and other business to be considered which are set forth in the Corporation’s notice of meeting and proxy statement and, by virtue thereof, such nominations and other business so announced shall be properly brought before such meeting and may be considered and voted upon by the stockholders of the Corporation entitled to vote thereat without further requirement of nomination, motion, or second.
B.    For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph A of this Section 2.14, the stockholder making such nominations or proposing such other business must theretofore have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (x) the 90th day prior to the scheduled date of such annual meeting (and no earlier than the 120th day prior to such scheduled date) or (y) the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In the case of a special meeting for the purpose of electing directors, notice of nominations must generally be received not earlier than the 120th day and not later than the 90th day prior to the meeting or the 10th day following public announcement of the meeting date. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. To be in proper form, a stockholder’s notice to the secretary must:
(i)    set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (x) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, (y) the class or series and number of shares of the Corporation that are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, if any, as of the date of such notice (which information shall be supplemented by such stockholder and beneficial owner not later than 10 days after the record date for the meeting to disclose such ownership as of the record date), and (z) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”);
(ii)    if the notice relates to any business other than the nomination of a director that the stockholder proposes to bring before the meeting, set forth (x) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and beneficial owner, if any, in such business, and (z) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner and any other person or persons (including their names) in connection with the proposal of such business by such stockholder;
(iii)    set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection as a director (x) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (y) a description of all direct and indirect compensation and other monetary agreements, arrangements and understandings during the past three years, and any other relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and their respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and
(iv)    with respect to each nominee for election or reelection to the board of directors, include the completed and signed questionnaire, representation, and agreement required by paragraph D below. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.
C.    Notwithstanding anything in the second sentence of paragraph B of this Section 2.14 to the contrary, in the event that the number of directors to be elected to the board of directors of the Corporation at an annual meeting is increased, whether by increase in the size of the board of directors, or by any vacancy in the board of directors to be filled at such annual meeting, and there is no public announcement by the Corporation naming all of the nominees for directors or specifying the size of the increased board of directors at least 75 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.14 shall also be considered timely, but only with respect to nominees for any such vacant positions and for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.
D.    To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under paragraphs B and C above) to the secretary of the Corporation at the principal executive offices of the Corporation a completed, written and signed questionnaire (in the form customarily used by the Corporation for its directors) with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (in the form provided by the secretary upon written request) that such person:
(i)    is not and will not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (y) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law;
(ii)    is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein; and

(iii)    in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines of the Corporation.
E.    Notwithstanding the foregoing provisions of this Section 2.14, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.14, and nothing in this Section 2.14 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act (or any successor provision thereof) and, to the extent required by such rule, have such proposals considered and voted on at an annual meeting.
F.    Without exception, no business will be conducted and no person shall be eligible for election as a director of the Corporation at any annual meeting except as brought or nominated in accordance with the provisions set forth in this Section 2.14. In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting, and a nominee shall not be eligible for election, if the notice to the Corporation concerning such business or nomination contains an untrue statement of material fact or omits to state a material fact necessary to make the statements therein not misleading. The chair of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting, and/or nomination was not made, in accordance with this Section 2.14, and, if the chair shall so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the meeting shall not be conducted or nomination disregarded.
Section 2.15    List of Stockholders Entitled to Vote.
The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address (but not the electronic address or other electronic contact information) of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting (i) during ordinary business hours, either at a place within the city where the meeting is to be held, which place shall he specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held or (ii) by a reasonably accessible electronic network; provided that the information required to gain access to such list is provided with the notice of the meeting. If the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is only available to the stockholders. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting, and the number of shares held by each of them.

Section 2.16    Proxies.
A.    Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for them by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A stockholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, facsimile, electronic or telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.
B.    A proxy for a meeting of stockholders must:
(i)    be received at the registered office of the Corporation or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or
(ii)    unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting. A proxy may be sent to the Corporation by written instrument, fax or any other method of transmitting legibly recorded messages.
C.    A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the stockholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:
(i)    at the registered office of the Corporation, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or
(ii)    by the chair of the meeting, before the vote is taken.
D.    The chair of any meeting of stockholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.
Section 2.17    Voting rights of fiduciaries, pledgors and joint owners of stock.
A.    Persons holding stock in a fiduciary capacity shall he entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation such person has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or such pledgee’s proxy, may represent such stock and vote thereon.
B.    If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the secretary of the Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:
(i)    if only one vote, such person’s act binds all;
(ii)    if more than one vote, the act of the majority so voting binds all; or
(iii)    if more than one vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the shares, which shall then be voted as determined by a majority of such persons and the person appointed by the Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.
Section 2.18    Action Without Meeting.
Except as set forth in the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation, and may not be effected by any consent in writing by such stockholders.
Section 2.19    Inspectors.
Before any meeting of stockholders, the Corporation may, and if required by law shall, appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The Corporation may designate one or more Persons as alternate inspectors to replace any inspector who fails to act. If any Person appointed as inspector or any alternate fails to appear or fails or refuses to act, then the chair of the meeting shall appoint a Person to fill that vacancy. Such inspectors shall: (i) determine the number of shares outstanding and the voting power of each share, the number of shares represented at the meeting and the validity of any proxies and ballots; (ii) count all votes or ballots; (iii) count and tabulate all votes; (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspector(s); and (v) certify its or their determination of the number of shares represented at the meeting and its or their count of all votes and ballots. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspection with strict impartiality and according to the best of such inspector’s ability. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein. The inspectors of election may appoint such Persons to assist them in performing their duties as they determine.
ARTICLE III.
DIRECTORS
Section 3.1    Powers.
Subject to the provisions of the DGCL and any limitation in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.
Section 3.2    Number of Directors.
The board of directors shall consist of three or more members, each of whom shall be a natural person. Unless the Certificate of Incorporation fixes the number of directors, subject to the preceding sentence, the authorized number of directors shall be determined from time to time exclusively by resolution adopted by a majority of the board of directors then in office. No reduction of the authorized number of directors shall have the effect in itself of removing any director before that director’s term of office expires.
Section 3.3    Election. Qualification, and Term of Office of Directors.
Except as provided in Section 3.4 of these Bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the Certificate of Incorporation or these Bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until their successor is elected and qualified or until their earlier resignation or removal.
Section 3.4    Resignation and Vacancies.
A.    Any director may resign at any time upon notice given in writing or by electronic transmission to the attention of the secretary of the Corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.
B.    Unless otherwise provided in the Certificate of Incorporation or these Bylaws:

(i)    Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.
(ii)    Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office or by a sole remaining director so elected.
C.    If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer of the Corporation may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.
D.    In the event of a vacancy in the board of directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full board of directors until such vacancy is filled.
Section 3.5    Place of Meetings; Remote Meetings.
The board of directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone, video or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
Section 3.6    Regular Meetings.
Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.
Section 3.7    Special Meetings; Notice.
A.    Special meetings of the board of directors for any purpose or purposes may be called at any time by the chair of the board of directors, or, if there is no chair, by the president, chief executive officer or the secretary, or upon request of a majority of the directors then in office.
B.    Notice of the time and place of special meetings shall be:
(i)    delivered personally by hand, by courier or by telephone;

(ii)    sent by United States first-class mail, postage prepaid;
(iii)    sent by facsimile or electronic mail; or
(iv)    sent by other means of electronic transmission as provided in Section 9.1.
C.    Such notice shall be directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, or other address for electronic transmission, as the case may be, as shown on the Corporation’s records.
D.    If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or electronic mail, or (iii) sent by other means of electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.
Section 3.8    Chair of Meetings.
The chair of the board of directors or, in the absence of the chair of the board of directors, the president of the Corporation (if the president is a director), shall preside at all meetings of the board of directors. In the absence of both the chair of the board and the president, such director as may be chosen by a majority of the directors present shall preside.
Section 3.9    Quorum.
At all meetings of the board of directors, a majority of directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by law or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the board of directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. If, and at such times as, the Certificate of Incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these Bylaws to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors.
Section 3.10    Board Action by Written Consent Without a Meeting.
Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing or by electronic transmission.
Section 3.11    Fees and Compensation of Directors.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor, and remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Corporation as such, who is also a director. Members of special or standing committees may be allowed like compensation for attending committee meetings.
Section 3.12    Approval of Loans.
The Corporation shall not, either directly or indirectly, including through any subsidiary, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director, executive officer (or equivalent thereof), or control person, but may lend money to and use its credit to assist any employee, excluding such executive officers, directors, or other control persons of the Corporation or of a subsidiary, whenever, in the judgment of the directors, such loan, guarantee, or assistance may reasonably be expected to benefit the Corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guarantee or warranty of the Corporation at common law or under any statute.
Section 3.13    Removal of Directors.
A.    Unless otherwise restricted by statute, by the Certificate of Incorporation or these Bylaws, any director or the entire board of directors may be removed by an affirmative vote of the holders of at least a majority of the voting power of the outstanding shares then entitled to vote at a meeting of the stockholders called for that purpose.
B.    No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.
ARTICLE IV.
COMMITTEES
Section 4.1    Committees of Directors.
A.    The board of directors may, by resolution passed by a majority of the whole board of directors, designate one or more committees, with each committee to consist of one or more of the directors of the Corporation. The board of directors may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in the Bylaws of the Corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it: but no such committee shall have the power or authority to (i) approve, adopt or recommend to the stockholders any action or matter the DGCL expressly requires be submitted to the stockholders for approval; (ii) adopt, amend, or repeal these Bylaws; (iii) fill vacancies in the board of directors; (iv) remove a director; or (v) change the membership of, or fill vacancies in, any committee of the directors.
B.    The directors may, at any time, with respect to a committee appointed hereunder, (i) revoke or alter the authority given to the committee, or override a decision made by the committee; (ii) terminate the appointment of, or change the membership of, the committee; and (iii) fill vacancies in the committee.
Section 4.2    Committee Minutes.
Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.
Section 4.3    Meetings and Action of Committees.
A.    Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Section 3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (chair of meetings), Section 3.9 (quorum), and Section 3.10 (board action by written consent without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.
B.    The board of directors may adopt rules for the governance of any committee not inconsistent with the provisions of these Bylaws.

ARTICLE V.
OFFICERS
Section 5.1    Officers.
A.    The officers of the Corporation shall include a chief executive officer, a chief financial officer and a secretary and such other officers (including without limitation, a chair of the board of directors, president, vice presidents, assistant secretaries and a treasurer) as the board of directors from time to time may determine.
B.    An officer is not required to hold stock in the Corporation as qualification for their office but must be qualified as required by the DGCL to become, act or continue to act as an officer. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.
C.    Any person appointed as the chair of the board of directors must be a director. Any other officer need not be a director.
Section 5.2    Appointment of Officers.
The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these Bylaws, shall be appointed by the board of directors, subject to the rights, if any, of an officer under any contract of employment.
Section 5.3    Subordinate Officers.
The board of directors may appoint, or empower the chief executive officer to appoint, such other officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the board of directors may from time to time determine.
Section 5.4    Removal and Resignation of Officers.
A.    Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board of directors or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.
B.    Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Section 5.5    Vacancies in Offices.
Any vacancy occurring in any office of the Corporation shall be filled by the affirmative vote of a majority of the remaining directors, even if they constitute less than a quorum.
Section 5.6    Chair of the Board.
The chair of the board of directors, if such an officer be elected, shall, if present, preside at meetings of the board of directors and of the stockholders at which he or she shall be present, and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the board of directors or as may be prescribed by these Bylaws. If there is no chief executive officer, then the chair of the board of directors shall also be the chief executive officer of the Corporation.
Section 5.7    Representation of Shares of Other Corporations.
The chair of the board of directors, the chief executive officer, any vice president, the chief financial officer, the secretary or assistant secretary of this Corporation, or any other person authorized by the board of directors or the chief executive officer or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.
Section 5.8    Authority and Duties of Officers.
In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the board of directors or the stockholders.
ARTICLE VI.
STOCK
Section 6.1    Stock Certificates.
The shares of the Corporation shall not be represented by certificates but shall be uncertificated and represented by book entry notations in the books of the Corporation; provided that the board of directors by resolution may provide that some or all of the shares of any class or series of stock of the Corporation shall be represented by certificates. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two officers authorized to sign stock certificates representing the number of shares registered in certificate form. The chair or vice chair of the board of directors, the president, vice president, the treasurer, any assistant treasurer, the secretary or any assistant secretary of the Corporation shall be specifically authorized to sign stock certificates. Any or all of the signatures on the certificate may be a facsimile or electronic signature. In case any officer who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer at the date of issue.
Section 6.2    Lost Certificates.
The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
Section 6.3    Shares Without Certificates.
Unless the board of directors determines that all of the shares of any class or series of stock of the Corporation shall be represented by certificates, the Corporation shall adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided the use of such system by the Corporation is permitted in accordance with applicable law and these Bylaws.
Section 6.4    Dividends.
The board of directors, subject to any restrictions contained in either the DGCL or the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock. The board of directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include, but not be limited to, equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.
Section 6.5    Transfer of Stock.
Shares of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate Person or Persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the Persons from and to whom it was transferred.
ARTICLE VII.
INDEMNITY
Section 7.1    Third-Party Actions.
Subject to the provisions of this Article VII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that they are or were a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by them in connection with such action, suit or proceeding if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. The Corporation may, in its sole discretion and on such terms and conditions as the board of directors deems appropriate, indemnify any person who was or is a party or is threatened to be made a party to any such action, suit or proceeding by reason of the fact that they are or were an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise against such expenses, judgments, fines and amounts paid in settlement on the same terms set forth in the preceding sentence. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that their conduct was unlawful.
Section 7.2    Actions by or in the Right of the Corporation.
Subject to the provisions of this Article VII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that they are or were a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by them in connection with the defense or settlement of such action or suit, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. The Corporation may, in its sole discretion and on such terms and conditions as the board of directors deems appropriate, indemnify any person who was or is a party or is threatened to be made a party to any such action or suit by reason of the fact that they are or were an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against such expenses on the same terms set forth in the preceding sentence. Notwithstanding any other provision of this Article VII, no person shall be indemnified hereunder for any expenses or amounts paid in settlement with respect to any action to recover short-swing profits under Section 16(b) of the Exchange Act.
Section 7.3    Successful Defense.
To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Section 7.1 and Section 7.2, or in defense of any claim, issue or matter therein, they shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by them in connection therewith.
Section 7.4    Determination of Conduct.
Any indemnification under Section 7.1 or Section 7.2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper in the circumstances because they have met the applicable standard of conduct set forth in Section 7.1 or Section 7.2 and such indemnified person was authorized in advance by the board of directors, as applicable. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding or (ii) if such quorum is not obtainable or, even if obtainable, as a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, (iii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, (iv) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (v) by the stockholders. Notwithstanding the foregoing, a director, officer, employee, or agent of the Corporation shall be entitled to contest any determination that the director, officer, employee, or agent has not met the applicable standard of conduct set forth in Section 7.1 or Section 7.2 by petitioning a court of competent jurisdiction.
Section 7.5    Payment of Expenses in Advance.
Expenses incurred in defending a civil or criminal action, suit, or proceeding, by an individual who may be entitled to indemnification pursuant to Section 7.1 or Section 7.2, shall be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that they are not entitled to be indemnified by the Corporation as authorized in this Article VII. The Corporation may, in its sole discretion and upon such terms and conditions as the board of directors deems appropriate, pay in advance expenses incurred by an employee or agent in defending any such action, suit, or proceeding
Section 7.6    Indemnity Not Exclusive.
The indemnification and advancement of expenses provided by or granted pursuant to the other sections of this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, organization or other enterprise shall be reduced by any amount such person may collect as indemnification from such other entity.
Section 7.7    Insurance Indemnification.
The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation, as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against them and incurred by them in any such capacity or arising out of their status as such, whether or not the Corporation would have the power to indemnify them against such liability under this Article VII.
Section 7.8    Indemnification of Other Persons.
The provisions of this Article VII shall not be deemed to preclude the indemnification of any person who is not a director or officer of the Corporation or is not serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, but whom the Corporation has the power or obligation to indemnify under the DGCL or otherwise. The Corporation may, in its sole discretion, indemnify an employee, trustee, or other agent as permitted by the DGCL. The Corporation shall indemnify an employee, trustee, or other agent where required by law.
Section 7.9    Savings Clause.
If this Article VII or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each person entitled to indemnification hereunder against expenses (including attorney’s fees), judgments, fines, and amounts paid in settlement with respect to any action, suit, proceeding, or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VII that shall not have been invalidated, or by any other applicable law.

Section 7.10    Continuation of Indemnification and Advancement of Expenses.
The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.
Section 7.11    Conflicts.
No indemnification or advance shall be made under this Article VII, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:
A.    That it would be inconsistent with a provision of the Certificate of Incorporation, these Bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or
B.    That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.
Section 7.12    Proceedings Initiated by Indemnitee.
Except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his heirs, executors, or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the board of directors.
ARTICLE VIII.
RECORDS AND REPORTS
Section 8.1    Maintenance and Inspection of Records.
A.    The Corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records.
B.    Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.
C.    A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in each such stockholder’s name, shall be open to the examination of any such stockholder for a period of at least 10 days prior to the meeting in the manner provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.
Section 8.2    Inspection by Directors.
Any director shall have the right to examine the Corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to their position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger and the stock list, and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.
Section 8.3    Annual Statement to Stockholders.
The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.
ARTICLE IX.
NOTICE BY ELECTRONIC TRANSMISSION
Section 9.1    Notice by Electronic Transmission.
A.    Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation, or the Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. A corporation may give a notice by electronic mail without obtaining the consent noted herein. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Corporation. Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that:
(i)    the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation; and

(ii)    such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.
B.    However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
C.    Any notice given pursuant to paragraph A of this Section 9.1 shall be deemed given:
(i)    if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;
(ii)    if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (x) such posting and (y) the giving of such separate notice; and
(iii)    if by any other form of electronic transmission, when directed to the stockholder.
D.    An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
Section 9.2    Definition of Electronic Transmission.
An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
Section 9.3    Inapplicability.
Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312, or 324 of the DGCL.
ARTICLE X.
GENERAL MATTERS
Section 10.1    Construction; Definitions.
Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “Person” includes both a corporation and a natural person.

Section 10.2    Fiscal Year.
The fiscal year of the Corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.
Section 10.3    Seal.
The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
Section 10.4    Conflicts with Certificate of Incorporation.
In the event of any conflict between the provisions of the Corporation’s Certificate of Incorporation and these Bylaws, the provisions of the Certificate of Incorporation shall govern.
Section 10.5    Forum Selection.
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) or the state or federal courts located in the State of Florida shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee, or agent of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law, this Certificate of Incorporation, or the Bylaws of the Corporation (as either may be amended from time to time); (iv) any action to interpret, apply, enforce, or determine the validity of the Certificate of Incorporation or these Bylaws of the Corporation; or (v) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of these Bylaws. The provisions of these Bylaws shall not apply to suits brought to enforce any liability or duty created by the U.S. Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

ARTICLE XI.
AMENDMENTS
Section 11.1    Amendment by Directors.
Except as provided otherwise by law, these Bylaws may be amended or repealed by the board of directors by the affirmative vote of a majority of the directors then in office.
Section 11.2    Amendment by Stockholders.
These Bylaws may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least a majority of the voting power of the shares present in person or represented by proxy at such meeting and entitled to vote on such amendment or repeal, voting together as a single class.
Adopted: [______, 2026]

APPENDIX C – Sections 237 to 247 of the BCBCA
Division 2 of Part 8 of the Business Corporations Act (British Columbia)

Definitions and application
237 (1) In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

“payout value” means,

(a)in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2) This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)the court orders otherwise, or

(b)in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent
238 (1) A shareholder of a company, whether or not the shareholder's shares carry the right to vote, is entitled to dissent as follows:

(a)under section 260, in respect of a resolution to alter the articles

(i)to alter restrictions on the powers of the company or on the business the company is permitted to carry on,

(ii)without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company's community purposes within the meaning of section 51.91, or

(iii)without limiting subparagraph (i), in the case of a benefit company, to alter the company's benefit provision;

(b)under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company's undertaking;

(f)under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)in respect of any other resolution, if dissent is authorized by the resolution;

(h)in respect of any court order that permits dissent.

(1.1)A shareholder of a company, whether or not the shareholder's shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.

(2) A shareholder wishing to dissent must

(a)prepare a separate notice of dissent under section 242 for

(b)the shareholder, if the shareholder is dissenting on the shareholder's own behalf, and

(ii) each other person who beneficially owns shares registered in the shareholder's name and on whose behalf the shareholder is dissenting,

(c)identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(d)dissent with respect to all of the shares, registered in the shareholder's name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3) Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent
239 (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2) A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)provide to the company a separate waiver for

(b)the shareholder, if the shareholder is providing a waiver on the shareholder's own behalf, and

(ii) each other person who beneficially owns shares registered in the shareholder's name and on whose behalf the shareholder is providing a waiver, and

(c)identify in each waiver the person on whose behalf the waiver is made.

(3) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder's own behalf, the shareholder's right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4)If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution
240 (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)a copy of the proposed resolution, and

(b)a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2) If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)a copy of the proposed resolution, and

(b)a statement advising of the right to send a notice of dissent.

(3) If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors' resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)a copy of the resolution,

(b)a statement advising of the right to send a notice of dissent, and

(c)if the resolution has passed, notification of that fact and the date on which it was passed.

(4)Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders
241 If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)a copy of the entered order, and

(b)a statement advising of the right to send a notice of dissent.

Notice of dissent
242 (1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) or (1.1) must,

(a)if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)the date on which the shareholder learns that the resolution was passed, and

(ii)the date on which the shareholder learns that the shareholder is entitled to dissent.

(2) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a)on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b)if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3) A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4) A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)the names of the registered owners of those other shares,

(ii)the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)the name and address of the beneficial owner, and

(ii)a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder's name.

(5)The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed
243 (1) A company that receives a notice of dissent under section 242 from a dissenter must,

(a)if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)the date on which the company forms the intention to proceed, and

(ii)the date on which the notice of dissent was received, or

(b)if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2) A notice sent under subsection (1) (a) or (b) of this section must

(a)be dated not earlier than the date on which the notice is sent,

(b)state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent
244 (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)the certificates, if any, representing the notice shares, and

(c)if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

(2) The written statement referred to in subsection (1) (c) must

(a)be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)the names of the registered owners of those other shares,

(ii)the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)that dissent is being exercised in respect of all of those other shares.

(3) After the dissenter has complied with subsection (1),

(a)the dissenter is deemed to have sold to the company the notice shares, and

(b)the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4) Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5) Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6) A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares
245 (1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)promptly pay that amount to the dissenter, or

(b)if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2) A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)make consequential orders and give directions it considers appropriate.

(3) Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter's notice shares, or

(b)if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4) If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)the dissenter may, within 30 days after receipt, withdraw the dissenter's notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5) A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a) the company is insolvent, or

(b) the payment would render the company insolvent.

Loss of right to dissent
246 The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)the resolution in respect of which the notice of dissent was sent does not pass;

(c)the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)the notice of dissent is withdrawn with the written consent of the company;

(i)the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights
247 If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

APPENDIX D – Interim Order

SUPREME COURT OF BRITISH COLUMBIA
VANCOUVER REGISTRY
JUN 1 9 2026
ENTERED

No. S-264541
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

AND

TRULIEVE CANNABIS CORP.

PETITIONER

ORDER MADE AFTER APPLICATION

(Interim Order)

BEFORE Associate Judge Robertson	June 19, 2026

ON THE APPLICATION of the Petitioner, Trulieve Cannabis Corp. ("**Trulieve**"), without notice, pursuant to Sections 186 and 288-297 of the *Business Corporations Act*, SBC 2002, c 57, as amended (the "***BCBCA***") for an Interim Order for directions pursuant to its Petition filed June 17, 2026 seeking approval of a plan of arrangement under Division 5 of Part 9 of the *BCBCA* (the "**Plan of Arrangement**"), coming on for hearing in person at 800 Smithe Street, Vancouver, British Columbia, on the 19th day of June, 2026; AND ON HEARING Derek J. Bell, counsel for the Petitioner, and such other counsel as were present; AND UPON READING the Petition herein, the Affidavit No. 1 of Raymond Eric Powers III sworn June 15, 2026 (the "**Powers Affidavit**") and the other materials filed herein, AND UPON BEING ADVISED that it is the intention of Trulieve to rely upon Section 3(a)(10) of the United States Securities Act of 1933, as amended (the "**1933 Act**") as a basis for an exemption from the registration requirements of the 1933 Act with respect to the exchange of shares of Trulieve in connection with the Delaware Domestication (as defined below) under the Proposed Plan of Arrangement based on the Court's approval of the Arrangement (as defined below), which approval through the issuance of the Final Order will constitute its determination of the fairness of the Arrangement;

THIS COURT ORDERS THAT:

DEFINITIONS

1. As used in this Order, unless otherwise defined, terms beginning with capital letters have the respective meanings set out in the draft combined Notice of Special Meeting of

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Shareholders and Proxy Statement (collectively, the "**Circular**"), which is attached as Exhibit "A" to the Powers Affidavit.

THE MEETING

2. Pursuant to Sections 289 and 291 of the *BCBCA*, Trulieve is authorized and directed to call, hold and conduct a special meeting (the "**Meeting**") of the holders (the "**Trulieve Shareholders**") of subordinate voting shares of Trulieve (the "**Subordinate Voting Shares")** and multiple voting shares (the "**Multiple Voting Shares**" and collectively with the Subordinate Voting Shares the "**Trulieve Shares**"), to be held virtually via live webcast on August 5, 2026 commencing at 11:00 a.m. (Eastern Time), subject to any adjournment or adjournments thereof, to, *inter alia,* consider and, if thought advisable, to pass, with or without variation, a special resolution (the "**Arrangement Resolution**") approving in accordance with Section 289 of the *BCBCA,* an arrangement (the "**Arrangement**") under Section 288 of the BCBCA involving, among other things, the continuance of Trulieve from British Columbia, Canada to the State of Delaware in the United States (the "**Delaware Domestication**") on the terms and conditions set forth in the Plan of Arrangement, a draft of which special resolution is attached at Appendix "A" to the Circular.

3. The Meeting shall be called, held and conducted in accordance with the BCBCA, the Circular, the articles of Trulieve and applicable securities laws, subject to the terms of this Interim Order and any further Order of this Court, and the rulings and directions of the Chair of the Meeting, such rulings and directions not to be inconsistent with this Interim Order, and to the extent of any inconsistency, this Interim Order shall govern.

AMENDMENTS

4. Trulieve is authorized to make, in the manner contemplated by and subject to the Arrangement, such amendments, revisions and/or supplements to the Arrangement, the Plan of Arrangement and the Circular as it may determine without any additional notice to or authorization of any of the Trulieve Shareholders or further orders of this Court. The Arrangement, the Plan of Arrangement and the Circular as so amended, revised and supplemented shall be the Arrangement, the Plan of Arrangement and the Circular, respectively, to be submitted to the Meeting and the subject of the Arrangement Resolution.

ADJOURNMENTS AND POSTPONEMENTS

5. Notwithstanding the provisions of the *BCBCA* and the notice of articles and articles of Trulieve, and subject to the terms of the Arrangement, Trulieve if it deems advisable, shall be entitled to adjourn, postpone or cancel the Meeting or the date of the application hearing for the Final Order on one or more occasions without the necessity of first convening the Meeting or first obtaining any vote of the Trulieve Shareholders respecting the adjournment or postponement, and without the need for approval of this Court. Trulieve shall provide notice of any such cancellation, adjournment or postponement of the Meeting or the date of the application for the Final Order by such method as Trulieve may determine is appropriate in the circumstances, including, without limitation, by press release, news release, newspaper advertisement, or by notice sent to the Trulieve Shareholders by one of the methods specified in paragraph 10 of this Interim Order. This

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provision shall not limit the authority of the Chair of the Meeting in respect of cancellations, adjournments and postponements.

7. The Record Date shall not change in respect of, or as a consequence of, any adjournment or postponement of the Meeting.

8. At any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the subsequent reconvening of the Meeting.

NOTICE OF MEETING

9. The Circular is hereby deemed to represent sufficient and adequate disclosure, including for the purpose of s. 290(1)(a) of the *BCBCA*, and Trulieve shall not be required to send to the Trulieve Shareholders any other or additional statement pursuant to s. 290(1)(a) of the *BCBCA*.

10. The Circular, which includes an explanation of the effect of the Arrangement, the Arrangement Resolution and the Plan of Arrangement, the form of proxy (the "**Proxy Form**"), the voting instruction form (the "**VIF**"), and the notice of internet availability of proxy materials (the "**N&A Card**"), all in substantially the same form, as contained at Exhibits A, C to E to the Powers Affidavit (collectively, the "**Meeting Materials**"), with such deletions, amendments or additions thereto as counsel to Trulieve may determine are necessary or desirable, provided that such amendments are not inconsistent with the terms of this Interim Order, and will be sent:

(a) to registered Trulieve Shareholders ("**Registered Trulieve Shareholders**") (those whose names appear in the central securities register of Trulieve) determined as at the Record Date at least twenty-one (21) days prior to the date of the Meeting, and in accordance with the requirements of (and the timelines prescribed by) U.S. federal securities law and National Instrument 51-102 - *Continuous Disclosure Obligations* by:

(i) mailing by prepaid mail, courier or the equivalent (unless the shareholder has chosen to receive proxy materials electronically, in which case by e-mail for other electronic means), the N&A Card, and to the extent the Registered Trulieve Shareholder has provided instructions that they have opted to receive a full paper package, the Circular and Proxy Form; and

(ii) using notice-and-access rules to deliver the Circular and Proxy Form whereby those documents will be posted and available on the Company's "Financials" section of its website at investors.trulieve.com, Trulieve's profile on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov;

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(b) in the case of non-registered holders or beneficial holders of Trulieve Shares ("**Non-Registered Trulieve Shareholders**") (those whose names do not appear in the central securities register of Trulieve), by providing, to intermediaries and registered nominees for sending to Non-Registered Trulieve Shareholders, in accordance with (and within the timelines prescribed by) U.S. federal securities law and National Instrument 54-101 – *Communications with Beneficial Owners of Securities of a Reporting Issuer*, by:

(i) mailing by prepaid mail, courier or the equivalent (unless the shareholder has chosen to receive proxy materials electronically, in which case by e-mail for other electronic means), the N&A Card, and to the extent the intermediary has received instructions from a Non-Registered Trulieve Shareholder that is a client of the intermediary that they have opted to receive a full paper package, the Circular and VIF; and

(ii) using notice-and-access rules to deliver the Circular and VIF whereby those documents will be posted and available on the Company's "Financials" section of its website at investors.trulieve.com, Trulieve's profile on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov;

(c) to the directors and auditors of Trulieve by prepaid ordinary mail, by delivery in person, by recognized courier service, or by email or facsimile transmission at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing or delivery, and substantial compliance with this paragraph shall constitute good and sufficient notice of the Meeting.

11. In the event of an interruption in or cessation of postal services due to strike or otherwise, Trulieve shall be authorized, in addition to or as an alternative to the methods of delivery specified in paragraph 10 above, to communicate notice of the Meeting by publishing notice of the Meeting:

(a) in a press release; and

(b) in one of the following Canadian newspapers:

(i) The Globe and Mail (National edition); or

(ii) The National Post;

(c) and one of the following U.S. newspapers:

(i) The Washington Post; or

(ii) The New York Times

which publication shall include specific references to locations (including www.sedarplus.ca and www.sec.gov) at which copies of the Meeting Materials and Court Materials (as defined herein) will be available to be accessed. Such notice and access in

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compliance with this paragraph shall for all purposes constitute good and sufficient delivery of the Meeting Materials and Court Materials.

12. Trulieve shall also deliver and make available to holders of Trulieve Options and holders of Trulieve RSUs and Trulieve PSUs (collectively, "**Trulieve Incentive Securityholders**") at least twenty-one (21) days prior to the hearing of the application for the Final Order, a copy of the Meeting Materials and Court Materials by either:

(a) email transmission;

(b) certified mail or prepaid ordinary mail or delivery by person or by recognized courier;

(c) through the applicable equity incentive security management service used by Trulieve as at the material time; or

(d) if such person is also a Trulieve Shareholder or director, in a manner set out in paragraphs 10 to 11 of this Interim Order.

Delivery of such materials to Trulieve Incentive Securityholders shall be to their addresses or email as they appear on the books and records of Trulieve or its registrar and transfer agent, if applicable, at the close of business on the Record Date. Delivery of such materials shall be provided to those persons identified on the books and records of Trulieve or its registrar and transfer agent as Trulieve Incentive Securityholders as at the close of business on the Record Date.

13. The Meeting Materials need not be sent to Registered Trulieve Shareholders where mail previously sent to such holders by Trulieve or its registrar and transfer agent has been returned to Trulieve or its registrar and transfer agent on two or more previous consecutive occasions.

14. Accidental failure or omission by Trulieve to give notice to any one or more Trulieve Shareholders, its directors or the auditors of Trulieve (collectively, the "**Meeting Materials Recipients**") or the non-receipt of such notice by one or more Meeting Materials Recipients, or any failure or omission to give such notice as a result of events beyond the reasonable control of Trulieve (including, without limitation, any inability to use postal services), will not constitute a breach of this Interim Order or a defect in the calling of the Meeting, and shall not invalidate any resolution passed or proceedings taken at the Meeting, but if any such failure or omission is brought to the attention of Trulieve, then it shall use reasonable efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

DEEMED RECEIPT OF NOTICE

15. The Meeting Materials and any amendments, modifications, updates or supplements thereto and any notice of adjournment or postponement of the Meeting, shall be deemed, for the purposes of this Interim Order, to have been received:

(a) in the case of mailing, the day (Saturday, Sunday and holidays excepted), following the date of mailing as specified in Section 6 of the BCBCA;

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(b) in the case of delivery in person, upon receipt thereof at the intended recipient's address or, in the case of delivery by courier, one (1) business day after receipt by the courier;

(c) in the case of transmission by email or facsimile, upon the transmission thereof;

(d) in the case of any press release or advertisement, at the time of publication of the press release or advertisement;

(e) in the case of electronic filing on SEDAR+ or EDGAR, upon the filing thereof;

(f) in the case of electronic publication on Trulieve's website at investors.trulieve.com, at the time of publication thereof;

(g) in the case of any means of transmitted, recorded or electronic communication, when dispatched or delivered for dispatch;

(h) in the case of non-registered holders of Trulieve Shares, three (3) days after delivery thereof to intermediaries and registered nominees; and

(i) in the case of advertisement, at the time of publication of the advertisement.

16. Sending of the Meeting Materials in accordance with paragraph 10 and 15 of this Interim Order shall constitute good and sufficient service of notice of the within proceedings on all persons who are entitled to be served. No other form of service need be made. No other materials need be served on such persons in respect of these proceedings, and service of the affidavits in support is dispensed with.

UPDATES TO MEETING MATERIALS

17. Notice of any updates, amendments, modifications or supplements to any of the information provided in the Meeting Materials or Court Materials may be delivered, at any time prior to the Meeting, to the Trulieve Shareholders by press release, news release, newspaper advertisement or by notice delivered by any of the means set forth in paragraphs 10 and 15 herein, as applicable, as determined to be the most appropriate method of communication by the board of directors of Trulieve.

PERMITTED ATTENDEES

18. The only persons entitled to attend the Meeting shall be:

(a) the Registered Trulieve Shareholders as at the close of business on the Record Date or their respective proxyholders;

(b) directors, officers, advisors, and auditors of Trulieve; and

(c) other persons with the prior permission of the Chair of the Meeting,

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and the only persons entitled to vote on the Arrangement Resolution at the Meeting shall be the Registered Trulieve Shareholders determined as at the Record Date (or their respective duly appointed proxyholders).

QUORUM AND VOTING

19. The Chair of the Meeting shall be the Chair of the Board or if the Chair of the Board is absent or unwilling to act as chair, the President, if any. The Chair is at liberty to call on the assistance of legal counsel to Trulieve at any time and from time to time as the Chair of the Meeting may deem necessary or advisable.

21. At the Meeting, the votes in respect of the Arrangement Resolution shall be taken on the following basis:

    (a) each registered holder of Trulieve Subordinate Voting Shares whose name is entered on the central securities register of Trulieve as at the close of business on the Record Date is entitled to one (1) vote for each Trulieve Subordinate Voting Share registered in his/her/its name;

    (b) each registered holder of Trulieve Multiple Voting Shares whose name is entered on the central securities register of Trulieve as at the close of business on the Record Date is entitled to one-hundred (100) votes for each Trulieve Multiple Voting Share registered in his/her/its name;

    (c) The vote required to pass the Arrangement Resolution shall be the affirmative vote of (i) not less than two-thirds (66 2/3%) of the votes cast at the Meeting by the holders of Subordinate Voting Shares and the holders of Multiple Voting Shares (voting together as a single class); (ii) not less than two-thirds (66 2/3%) of the votes cast at the Meeting by the holders of Subordinate Voting Shares (voting separately as a class); (iii) not less than two-thirds (66 2/3%) of the votes cast at the Meeting by the holders of Multiple Voting Shares (voting separately as a class).

22. Any spoiled votes, illegible votes, defective votes and abstentions shall be deemed to be votes not cast and the Trulieve Shares represented by such spoiled votes, illegible votes, defective votes or abstentions shall not be counted in determining the number of Trulieve Shares represented at the Meeting. Proxies that are properly signed and dated but which do not contain voting instructions shall be voted in favour of the Arrangement Resolution.

23. In all other respects, the articles of Trulieve will apply in respect of the Meeting.

SCRUTINEER

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24. The scrutineer for the Meeting shall be Broadridge Financial Services, Inc. (acting through its representatives for that purpose). The duties of the scrutineer shall include:

(a) reviewing and reporting to the Chair on the deposit and validity of proxies;

(b) reporting to the Chair on the quorum of the Meeting;

(c) reporting to the Chair on the polls taken or ballots cast, if any, at the Meeting; and

(d) providing to the Company and to the Chair written reports on matters related to their duties.

SOLICITATION OF PROXIES

25. Trulieve is authorized to use the Proxy Form in connection with the Meeting, in substantially the same form as attached at Exhibit C to the Powers Affidavit, and the voting methods as set out in the Meeting Materials subject to Trulieve's ability to insert dates and other relevant information in the final forms thereof and to make other non-substantive changes and changes legal counsel advise are necessary or appropriate. Trulieve is authorized, at its expense, to solicit proxies directly and through its officers, directors, and employees, and through such agents or representatives as it may retain for that purpose and by mail, telephone, or such other forms of personal or electronic communication as it may determine.

26. The procedure for the use of proxies at the Meeting and revocation of proxies shall be as set out in the Circular.

27. Trulieve may in its discretion generally postpone or waive the time limits for the deposit of proxies by Trulieve Shareholders if Trulieve deems it advisable to do so, such waiver to be endorsed on the proxy by the initials of the Chair of the Meeting.

DISSENT RIGHTS

28. Each Registered Trulieve Shareholder as at the Record Date may exercise dissent rights pursuant to ss. 237-247 of the *BCBCA* in connection with the Arrangement Resolution, as modified by the Plan of Arrangement and this Interim Order. In order for a Registered Shareholder as at the Record Date who wishes to exercise such dissent right must provide, notwithstanding Section 242(1)(a) of the BCBCA, written notice of dissent (the "**Notice of Dissent**"), which must be sent to and received by Trulieve, by way of their solicitors, at:

Attn: Derek J. Bell
derek.bell@dlapiper.com

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not later than 5:00 p.m. (Pacific Time) on July 31, 2026, or in the case of any adjournment or postponement of the Meeting, the day that is two (2) business days immediately before the date of the Meeting. Such dissenting Trulieve Shareholder must not have voted his, her or its Trulieve Shares in favour of the Arrangement Resolution. Such dissenting Trulieve Shareholder must dissent with respect to all of the Trulieve Shares held by such person. The Notice of Dissent must otherwise strictly comply with the requirements of the *BCBCA*, as modified by the Plan of Arrangement and this Interim Order. For the purposes of these proceedings, the "court" referred to in Sections 238-247 of the *BCBCA* means this Honourable Court.

29. Notice to the Trulieve Shareholders of their Dissent Right with respect to the Arrangement Resolution will be given by including information with respect to the Dissent Right in the Circular to be sent to the Trulieve Shareholders in accordance with the Interim Order.

30. Subject to further order of this Court, the right available to the Trulieve Shareholders under the *BCBCA* and the Plan of Arrangement to dissent from the Arrangement will constitute full and sufficient Dissent Rights for the Trulieve Shareholders with respect to the Arrangement.

APPLICATION FOR FINAL ORDER

31. Following and subject to the approval, with or without variation, by the Trulieve Shareholders of the Plan of Arrangement in the manner set forth in this Interim Order, the Petitioner may apply to this Court for, *inter alia*, a Final Order:

(a) approving the Arrangement pursuant to s. 291(4)(a) of the *BCBCA*; and

(b) declaring that the terms and conditions of the Arrangement are substantively and procedurally fair and reasonable pursuant to s. 291(4)(c) of the *BCBCA*;

(collectively, the "**Final Order**"),

and that the hearing of the Final Order will be held on or after August 10, 2026, at 9:45 a.m. (Pacific Time) at the Courthouse at 800 Smithe Street, Vancouver, British Columbia or as soon thereafter as the hearing of the Final Order can be heard or at such other date and time as this Court may direct.

32. The form of Notice of Hearing of Petition is hereby approved as the form of Notice of Proceedings for such approval.

33. Trulieve shall include in the Meeting Materials, when sent in accordance with paragraphs 10 to 15 of this Interim Order, a copy of the Notice of Petition, in substantially the same form attached as Exhibit A to the Powers Affidavit and the text of this Interim Order (collectively, the "**Court Materials**") and such Court Materials shall be deemed to have been served at the times specified in accordance with paragraphs 10 to 15 of this Interim Order, whether such persons reside within British Columbia or within another jurisdiction.

34. The sending of the Meeting Materials and Court Materials in the manner contemplated by this Interim Order shall constitute good and sufficient service and no other form of service

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need be effected and no other material need be served on such persons in respect of these proceedings, except with respect to any person who shall:

(a) File a Response to Petition, in the form prescribed by the British Columbia *Supreme Court Civil Rules*, together with any evidence or material which is to be presented to the Court at the hearing of the Final Order; and

(b) deliver the filed Response to Petition together with a copy of all materials upon which the Materials Recipient intends to rely upon at the hearing for the Final Order, to the Petitioners' solicitors at:

Attn: Derek J. Bell
derek.bell@dlapiper.com

by or before 4:00 p.m. (Pacific Time) on August 7, 2026, or as the Court may otherwise direct.

35. The only persons entitled to any further notice of any court proceedings herein, including any hearing to approve the Arrangement, or to appear and be heard thereon, shall be the solicitors for Trulieve and those persons who have delivered a Response to Petition in accordance with this Interim Order.

36. Any materials to be filed by the Petitioner in support of the within Application for final approval of the Plan of Arrangement may be filed up to one (1) day prior to the hearing of the application without further order of this Honourable Court.

37. In the event the within application for final approval does not proceed on the date set forth in the Notice of Hearing of Petition, or is adjourned, only those persons who served and filed a Response to Petition in accordance with paragraph 34 shall be entitled to be given notice of the adjourned date.

38. The provisions of Rule 16-1 and Rule 8-1 of the *Supreme Court Civil Rules* are hereby dispensed with for the purposes of any further application to be made pursuant to this Petition, including the application for the Final Order and any application to vary this Interim Order.

EXTRA-TERRITORIAL ASSISTANCE

39. This Court seeks and requests the aid and recognition of any court or any judicial, regulatory or administrative body in any province or territory of Canada and any judicial, regulatory or administrative tribunal or other court constituted pursuant to the Parliament of Canada or the legislature of any province or territory and any court or any judicial,

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regulatory or administrative body of the United States, or any other country to act in aid of and to assist this Honourable Court in carrying out the terms of this Interim Order.

VARIANCE

40. The Petitioner or any other person or entity affected by these proceedings, shall be entitled, at any time, to apply to vary this Interim Order and apply for such other orders and direction from the Court as may be appropriate.

41. To the extent of any inconsistency or discrepancy between this Interim Order and the Circular, the *BCBCA*, applicable Securities Laws, the articles of Trulieve and/or the *Supreme Court Civil Rules*, this Interim Order will prevail and govern.

42. Endorsement of the Interim Order by counsel appearing on this Petition, except for counsel for the Petitioner, is hereby dispensed with.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of Derek J. Bell

☐ party

☒ Lawyer for the petitioner

By the Court.

Registrar

CHECKED

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APPENDIX E – Notice of Hearing and Petition

No. S-264541
Vancouver Registry
IN THE SUPREME COURT OF BRITISH COLUMBIA
IN THE MATTER OF SECTIONS 288-299 OF THE
BUSINESS CORPORATIONS ACT,
S.B.C. 2002, c. 57, AS AMENDED
AND

IN THE MATTER OF A PROPOSED ARRANGEMENT
INVOLVING TRULIEVE CANNABIS CORP.
AND THE SHAREHOLDERS OF TRULIEVE CANNABIS CORP.

TRULIEVE CANNABIS CORP.
PETITIONER
NOTICE OF HEARING OF PETITION FOR FINAL ORDER
TO:    The holders (the “Trulieve Shareholders”) of subordinate voting shares and multiple voting shares of Trulieve Cannabis Corp. (“Trulieve”)
TAKE NOTICE that a petition of the Petitioner herein, Trulieve, will be heard at the courthouse at 800 Smithe Street, Vancouver, BC V6Z 2E1 on August 10, 2026, at 9:45 a.m. (Pacific Time) or soon thereafter as counsel may be heard.
☒    This matter is not an application for judicial review.
1    Date of hearing
☒    The petition is unopposed, by consent or without notice.
2    Duration of hearing
☒    It has been agreed by the parties that the hearing will take 20 minutes.
3    Jurisdiction
☒    This matter is not within the jurisdiction of an associate judge.
NOTICE IS HEREBY GIVEN that a petition will be made by the Petitioner, Trulieve, to the presiding judge in the Supreme Court of British Columbia (the “Court”) at the Courthouse, 800 Smithe Street, Vancouver, British Columbia on August 10, 2026 at 9:45 a.m. (Pacific time), or as soon thereafter as counsel may be heard or at such other date and time as the Court may direct, for an order (the “Final Order”) approving a plan of arrangement (the “Arrangement”), pursuant to the Business Corporations Act, S.B.C., 2002, c. 57, as amended (the “BCBCA”) and for a determination that the terms of the Plan of Arrangement are procedurally and substantively fair and reasonable;
AND NOTICE IS FURTHER GIVEN that by an Interim Order of the Court, pronounced June 19, 2026 the Court has given directions as to the calling of a meeting (the “Meeting”) of the Trulieve Shareholders for the purpose of, inter alia, considering, voting upon a special resolution to approve the Arrangement;

AND NOTICE IS FURTHER GIVEN that if the Arrangement is approved at the Meeting, the Petitioner intends to apply to the Supreme Court of British Columbia for the Final Order approving the Arrangement and declaring that the Arrangement is procedurally and substantively fair and reasonable to the Trulieve Shareholders;
NOTICE IS FURTHER GIVEN that the Final Order approving the Arrangement will, if made, serve as the basis of an exemption from the registration requirements of the United States Securities Act of 1933, as amended, pursuant to section 3(a)(10) thereof.
IF YOU WISH TO BE HEARD, any Trulieve Shareholder, any holder of options or restricted share units of Trulieve, any director or auditor of Trulieve, and any other interested person may appear (either in person or by counsel) and make submissions at the hearing of the petition for the Final Order if such person has filed with the Court at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, a Response to Petition (“Response”) pursuant to Rule 16-1(4) of, and in the form prescribed by, the Supreme Court Civil Rules and delivered a copy of the filed Response, together with all material on which such person intends to rely at the hearing of the Final Order, including an outline of such person's proposed submissions, to the Petitioner at its address for delivery set out below by or before 4:00 p.m. (Pacific Time) on August 7, 2026:
DLA PIPER (CANADA) LLP
Barristers & Solicitors
Suite 2700
1133 Melville Street,
Vancouver, B.C. V6E 4E5
Attention: Derek J. Bell
Email address: derek.bell@ca.dlapiper.com

IF YOU WISH TO BE NOTIFIED OF ANY ADJOURNMENT OF THE FINAL HEARING, YOU MUST GIVE NOTICE OF YOUR INTENTION by filing and delivering the form of “Response” as aforesaid. You may obtain a form of Response at the Court Registry, 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1.
AT THE FINAL HEARING the Court may approve the Arrangement as presented, or may approve it subject to such terms and conditions as the Court deems fit.
IF YOU DO NOT FILE A RESPONSE and attend either in person or by counsel at the time of such hearing, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, all without any further notice to you. If the Arrangement is approved, it will significantly affect the rights of the Trulieve Shareholders and securityholders.
A copy of the said Petition and other documents in the proceeding will be furnished to any Trulieve Shareholder, any other securityholder of Trulieve, any director of Trulieve, or the auditor of Trulieve, upon request in writing addressed to the solicitors of the Petitioner at its address for delivery set out above.

[], 2026 Dated	Signature of ☒ lawyer for petitioner DLA Piper (Canada) LLP (Derek J. Bell)

No. S-264541
Vancouver Registry

IN THE MATTER OF SECTIONS 288-299 OF THE
BUSINESS CORPORATIONS ACT,
S.B.C. 2002, c. 57, AS AMENDED
AND

IN THE MATTER OF A PROPOSED ARRANGEMENT
INVOLVING TRULIEVE CANNABIS CORP.
AND THE SHAREHOLDERS OF TRULIEVE CANNABIS CORP.

TRULIEVE CANNABIS CORP.
PETITIONER

NOTICE OF HEARING OF PETITION FOR FINAL ORDER

DLA Piper (Canada) LLP
Barristers & Solicitors
Suite 2700
1133 Melville Street
Vancouver, BC V6E 4E5
Tel. No. 604.687.9444
Fax No. 604.605.3764

SUPREME COURT
OF BRITISH COLUMBIA
VANCOUVER REGISTRY

JUN 17 2026

S-264541

No. ____________
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

AND

TRULIEVE CANNABIS CORP.

PETITIONER

PETITION TO THE COURT

WITHOUT NOTICE

The address of the registry is:

Vancouver Law Courts
800 Smithe Street
Vancouver, B.C. V6Z 0C8

The Petitioner estimates that the hearing of the petition will take thirty (30) minutes.

☐ This matter is an application for judicial review.

☒ This matter is not an application for judicial review.

This proceeding is brought for the relief set out in Part 1 below, by:

☒ the person named as petitioner in the style of proceedings above.

If you intend to respond to this proceeding, you or your lawyer must

(a) file a response to petition in Form 67 in the above-named registry of this court within the time for response to petition described below, and

(b) serve on the petitioner(s)

(i) 2 copies of the filed response to petition, and

(ii) 2 copies of each filed affidavit on which you intend to rely at the hearing.

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Orders, including orders granting the relief claimed, may be made against you, without any further notice to you, if you fail to file the response to petition within the time for response.

Time for response to petition

A response to petition must be filed and served on the petitioner(s),

(a) if you were served with the petition anywhere in Canada, within 21 days after that service,

(b) if you were served with the petition anywhere in the United States of America, within 35 days after that service,

(c) if you were served with the petition anywhere else, within 49 days after that service, or

(d) if the time for response to petition has been set by order of the court, within that time.

The ADDRESS FOR SERVICE of the petitioner is:	**Derek J. Bell** DLA Piper (Canada) LLP Barristers & Solicitors Suite 2700 1133 Melville Street Vancouver, British Columbia V6E 4E5
Fax number address for service (if any):	604.687.1612
E-mail address for service (if any):	derek.bell@dlapiper.com
The name and office address of petitioner's lawyer is:	**Derek J. Bell** DLA Piper (Canada) LLP Barristers & Solicitors Suite 2700 1133 Melville Street Vancouver, British Columbia V6E 4E5

PART 1: CLAIM OF THE PETITIONER

PART 1: ORDERS SOUGHT

The Petitioner, Trulieve Cannabis Corp. ("**Trulieve**" or the "**Petitioner**"), applies for:

1. an interim order (the "**Interim Order**") pursuant to sections 186 and 288-297 of the *Business Corporations Act*, S.B.C. 2002, c. 57, as amended (the "**BCBCA**") and Rules 2-1, 4-4, 4-5 and 16-1 of the *British Columbia Supreme Court Civil Rules,* in the form attached as **Appendix "A"** providing directions for, *inter alia:*

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(a) the convening and conduct by the Petitioner, Trulieve, of a special meeting (the "**Meeting**") of the holders (the "**Trulieve Shareholders**") of subordinate voting shares of Trulieve (the "**Subordinate Voting Shares**") and multiple voting shares (the "**Multiple Voting Shares**" and collectively with the Subordinate Voting Shares the "**Trulieve Shares**"), to be held virtually via live webcast on August 5, 2026 commencing at 11:00 a.m. (Eastern Time), subject to any adjournment or adjournments thereof, to consider and, if thought advisable, to pass a special resolution (the "**Arrangement Resolution**") approving an arrangement (the "**Arrangement**") under section 288 of the BCBCA involving, among other things, the continuance of Trulieve from British Columbia, Canada to the State of Delaware in the United States (the "**Delaware Domestication**") on the terms and conditions set forth in the Plan of Arrangement (the "**Plan of Arrangement**"),

(c) the giving of notice of the Meeting and the provision of materials regarding the Arrangement to the Trulieve Shareholders.

2. an order (the "**Final Order**") pursuant to sections 288-297 of the BCBCA and Rules 1-2(4), 2-1, 4-4, 4-5, 13-1(19) and 16-1 of the *Supreme Court Civil Rules,* in the form attached as **Appendix "B"**, that, *inter alia:*

   (a) the Arrangement, and its terms and conditions, be approved;

   (b) the Arrangement be implemented in the manner and sequence set forth in the Plan of Arrangement, and pursuant to sections 291, 292 and 296 of the BCBCA, the Arrangement will take effect as of the Effective Time (as defined in the Plan of Arrangement);

   (c) a declaration that the terms and conditions of the Arrangement, including the exchange of shares to be effected by completion of the Arrangement are fair and reasonable; and

   (d) that the Arrangement shall be binding on the Petitioner and the Trulieve Shareholders upon taking effect pursuant to section 297 of the BCBCA;

3. such further and other relief as counsel may advise and this Honourable Court may deem just.

PART 2: FACTUAL BASIS

4. As used in this Petition, unless otherwise defined, terms beginning with capital letters have the respective meaning set out in the draft combined Notice of Special Meeting of Shareholders and Proxy Statement (collectively, the "**Circular**") attached as **Exhibit "A"** to the Affidavit of Raymond Eric Powers III, sworn June 15, 2026.

Trulieve

5. Trulieve is a British Columbia corporation, the largest cannabis retailer in the United States, and is a vertically integrated cannabis company and multi-state operator.

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6. The authorized capital of Trulieve consists of an unlimited number of Subordinate Voting Shares without par value, of which as of June 8, 2026, there are 169,900,759 issued and outstanding, an unlimited number of Multiple Voting Shares without par value, of which as of June 8, 2026, there are 224,063.86 issued and outstanding, and an unlimited number of Super Voting Shares of which no shares are outstanding.

OVERVIEW OF THE ARRANGEMENT

9. Trulieve proposes, in accordance with sections 186, 289 and 291 of the BCBCA and the Interim Order, to call, hold and conduct the Meeting of the Trulieve Shareholders to be held virtually via live webcast on August 5, 2026 commencing at 11:00 a.m. (Eastern Time).

10. At the Meeting, the Trulieve Shareholders will:

11. The purpose of the Arrangement is to complete the Delaware Domestication.

Effect of the Delaware Domestication on Shareholders

12. Upon completion of the Arrangement, Trulieve will complete the Delaware Domestication, which involves the continuance of Trulieve out from the jurisdiction of British Columbia, Canada and domesticate as a corporation under section 388 of the Delaware General Corporation Law under the same corporate name "Trulieve Cannabis Corp.", and in connection therewith, among other things:

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Recommendation of the Board

20. The Board has determined that the Delaware Domestication is fair and reasonable to the Trulieve Shareholders, that it is in the best interests of Trulieve, and, as such, has authorized submission of the Arrangement to the Trulieve Shareholders for approval and if approved, to the Court for the Final Order.

    (a) the purpose and benefits of the Arrangement as outlined herein;

    (b) completion of the Arrangement requires the Court to approve the Arrangement after a hearing at which fairness of the Arrangement to Trulieve Shareholders will be considered;

THE MEETING AND APPROVALS

22. The record date for the determination of Trulieve Shareholders entitled to receive notice of and to vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting be fixed at June 8, 2026 (the "**Record Date**").

23. In connection with the Meeting, Trulieve intends to provide each of the Trulieve Shareholders the following materials and documentation substantially in the form attached as **Exhibits "A", "C"** to **"E"** to the Affidavit of Raymond Eric Powers III, sworn June 15, 2026:

    (a) The Circular that includes, among other things:

        (i) the Arrangement Resolution;

        (ii) the Plan of Arrangement;

        (iii) a copy of the Interim Order;

        (iv) a copy of the Notice of Hearing and Petition; and

        (v) the text of Division 2 of Part 8 of the BCBCA setting out the dissent provisions of the BCBCA;

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(b) The form of proxy (the "**Proxy Form**");

(c) The voting instruction form (the "**VIF**"); and

(d) The notice of internet availability of proxy materials (the "**N&A Card**"),

(hereinafter, collectively referred to as the "**Meeting Materials**")

24. It is proposed that the Meeting Materials may contain such amendments thereto as the Petitioner may deem necessary or desirable, provided such amendments are not inconsistent with the terms of the Interim Order.

25. It is proposed that the Meeting Materials will be delivered as follows:

(a) to registered Trulieve Shareholders ("**Registered Trulieve Shareholders**") (those whose names appear in the central securities register of Trulieve) determined as at the Record Date at least twenty-one (21) days prior to the date of the Meeting, and in accordance with the requirements of (and the timelines prescribed by) U.S. federal securities law and National Instrument 51-102 - *Continuous Disclosure Obligations* by:

(i) mailing by prepaid mail, courier or the equivalent (unless the shareholder has chosen to receive proxy materials electronically, in which case by e-mail for other electronic means), the N&A Card, and to the extent the Registered Trulieve Shareholder has provided instructions that they have opted to receive a full paper package, the Circular and Proxy Form; and

(ii) using notice-and-access rules to deliver the Circular and Proxy Form whereby those documents will be posted and available on the Company's "Financials" section of its website at investors.trulieve.com, Trulieve's profile on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov;

(b) in the case of non-registered holders or beneficial holders of Trulieve Shares ("**Non-Registered Trulieve Shareholders**") (those whose names do not appear in the central securities register of Trulieve), by providing, to intermediaries and registered nominees for sending to Non-Registered Trulieve Shareholders, in accordance with (and within the timelines prescribed by) U.S. federal securities law and National Instrument 54-101 – *Communications with Beneficial Owners of Securities of a Reporting Issuer*, by:

(i) mailing by prepaid mail, courier or the equivalent (unless the shareholder has chosen to receive proxy materials electronically, in which case by e-mail for other electronic means), N&A Card, and to the extent the intermediary has received instructions from a Non-Registered Trulieve Shareholder that is a client of the intermediary that they have opted to receive a full paper package, the Circular and VIF; and

(ii) using notice-and-access rules to deliver the Circular and VIF whereby those documents will be posted and available on the Company's "Financials" section of its website at investors.trulieve.com, Trulieve's profile on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov;

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(c) to the directors and auditors of Trulieve by prepaid ordinary mail, by delivery in person, by recognized courier service, or by email or facsimile transmission at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing or delivery,

(d) In the event of an interruption in or cessation of postal services due to strike or otherwise, Trulieve shall be authorized, in addition to or as an alternative to the methods of delivery specified in paragraph 25 above, to communicate notice of the Meeting by publishing notice of the Meeting:

(i) in a press release; and

(ii) in one of the following Canadian newspapers:

A. The Globe and Mail (National edition); or

B. The National Post;

(iii) and one of the following U.S. newspapers:

A. The Washington Post; or

B. The New York Times

which publication shall include specific references to locations (including www.sedarplus.ca and www.sec.gov) at which copies of the Meeting Materials and Court Materials (as defined herein) will be available to be accessed. Such notice and access in compliance with this paragraph shall for all purposes constitute good and sufficient delivery of the Meeting Materials and Court Materials.

(e) Trulieve shall also deliver and make available to holders of Trulieve Options and holders of Trulieve RSUs and Trulieve PSUs (collectively, "**Trulieve Incentive Securityholders**") at least twenty-one (21) days prior to the hearing of the application for the Final Order, a copy of the Meeting Materials and Court Materials by either:

(i) email transmission;

(ii) certified mail or prepaid ordinary mail or delivery by person or by recognized courier;

(iii) through the applicable equity incentive security management service used by Trulieve as at the material time; or

(iv) if such person is also a Trulieve Shareholder or director, in a manner set out in paragraphs 25(a)-25(b).

Quorum and Voting

26. At the Meeting, the Trulieve Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, the Arrangement Resolution authorizing the Arrangement.

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27. At the Meeting, the votes in respect of the Arrangement Resolution shall be taken on the following basis:

(a) each registered holder of Trulieve Subordinate Voting Shares whose name is entered on the central securities register of Trulieve as at the close of business on the Record Date is entitled to one (1) vote for each Trulieve Subordinate Voting Share registered in his/her/its name;

(b) each registered holder of Trulieve Multiple Voting Shares whose name is entered on the central securities register of Trulieve as at the close of business on the Record Date is entitled to one-hundred (100) votes for each Trulieve Multiple Voting Share registered in his/her/its name;

DISSENT RIGHTS

30. Each of the registered Trulieve Shareholders shall have the right to dissent in respect of the Arrangement Resolution in accordance with the provisions of sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order, and to be paid an amount equal to the fair value of their Trulieve Shares.

NO CREDITOR IMPACT

31. The Arrangement does not contemplate a compromise of any debt or debt instruments of Trulieve and no creditor of Trulieve will be materially negatively affected by the Arrangement.

U.S. SECURITIES LAW EXEMPTION

32. Section 3(a)(10) of the United States Securities Act of 1933 (the "**1933 Act**") provides an exemption from the registration requirements of the 1933 Act for the issue of securities in exchange for other outstanding securities where the terms and conditions of the issue and exchange are approved by a court of competent jurisdiction after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue such securities shall have the right to appear.

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33. In order to ensure securities issued or made issuable to the Trulieve Shareholders pursuant to the Arrangement will be exempt from the registration requirements of the 1933 Act pursuant to section 3(a)(10) of the 1933 Act, it is necessary that:

(b) the Court is advised of the intention of the parties to rely upon section 3(a)(10) of the 1933 Act prior to the hearing at which the Final Order will be sought;

(c) all Trulieve Shareholders are given adequate notice advising them of their rights to attend the hearing of the Court to approve the Arrangement and are provided with sufficient information necessary for them to exercise that right;

(d) the Court is required to satisfy itself as to the fairness of the Arrangement to the Trulieve Shareholders;

(e) the Trulieve Shareholders that will be issued shares have been advised that such securities have not been registered under the 1933 Act and will be issued in reliance on section 3(a)(10) of the 1933 Act and exemptions under applicable state securities laws; and

(f) the Final Order of the Court will expressly state that the Arrangement is approved by the Court as being fair to the Trulieve Shareholders.

34. Since the completion of the Arrangement involves issuances of shares to Trulieve Shareholders in the United States, the Petitioner hereby gives notice to the Court of its intention to rely on section 3(a)(10) of the 1933 Act in completing the Arrangement.

PART 3: LEGAL BASIS

35. The Petitioner relies on Rules 2-1(2)(b),4-4,4-5 and 16-1 of the Rules of Court, sections 186 and 288 to 297 of the BCBCA, section 3(a)(10) of the U.S. Securities Act, and the inherent jurisdiction of this Honourable Court.

36. The Arrangement should be approved because:

(a) The BCBCA's procedures for arrangements have been met, or will have been met by the return of the application for final Court approval of the Arrangement;

(b) This Petition is put forward in good faith; and

(c) The Arrangement is fair and reasonable:

(i) it has a valid business purpose; and

(ii) the objections of those whose legal rights are being arranged will be resolved in a fair and balanced way.

The Approval Process

37. Pursuant to sections 288-297 of the BCBCA, the Arrangement requires the approval of this Honourable Court to proceed.

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38. Sections 288-297 of the BCBCA contemplate a three-step process for Court approval of a plan of arrangement:

(a) The first step is an application for the Interim Order for directions for calling a shareholders meeting to consider and vote on the arrangement. The first application proceeds *ex parte* because of the administrative burden of serving the affected parties;

(b) The second step is the holding of a meeting, where the Arrangement is voted upon, and must be approved by special resolution; and,

(c) The third step is the application for final Court approval of the Arrangement.

See *Pacifica Papers Inc. v. 3017970 et al*, 2001 BCCA 486 at paras. 4-6.

The Interim Order Hearing

39. As this Court held in *Mason Capital Management LLC v. TELUS Corp.*, 2012 BCSC 1582 [*Mason*], the interim order is preliminary in nature and its purpose is simply to "set the wheels in motion for the application process relating to the arrangement and to establish the parameters for the holding of shareholder meetings to consider approval of the arrangement in accordance with the statute":

> Consistent with its preliminary nature, in order to grant an interim order a court needs only to satisfy itself that "reasonable grounds exist to regard the proposed transaction as an 'arrangement'". It is at the fairness hearing that the court must fully examine and determine whether the arrangement meets all applicable statutory requirements, including whether it constitutes an "arrangement", and whether it is procedurally and substantively fair and reasonable. [citations omitted]

Mason, *supra* at paras. 31-32

40. The BCBCA defines an "arrangement" using broad and inclusive terms. Pursuant to section 288(1) of the BCBCA, a "company" may propose an arrangement with security holders, creditors or other persons and may, in that arrangement, make any proposal it considers appropriate, including those listed at subsection 288(1)(a)-(i).

41. The Interim Order is procedural and does not affect the substantive rights, with the exception of the dissent rights in respect of the Arrangement Resolution.

42. The Arrangement includes a series of corporate transactions falling within the scope of section 288(1).

43. The proposed Arrangement is an "arrangement" under the BCBCA.

The Final Order Hearing

44. Final approval of a plan of arrangement should be granted if the Court is satisfied that:

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(a) The statutory requirements have been met;

(b) The application has been put forward in good faith; and,

(c) The arrangement is fair and reasonable.

BCE Inc., 2008 SCC 69 at para 137 [*BCE*]

45. In order to determine whether an arrangement is fair and reasonable, a Court must be satisfied that: (a) the arrangement has a valid business purpose; and (b) the objections of those whose legal rights are being arranged are being resolved in a fair and balanced way.

BCE, *supra* at paras. 138 and 145

46. Courts may consider a variety of factors when assessing the fairness and reasonableness of an arrangement, which are dependent upon the nature of the case, to determine whether the objections of those whose legal rights are being arranged are being resolved in a fair and balanced way, including but not limited to:

(a) whether the arrangement was negotiated at arm's length between sophisticated commercial parties with the assistance of financial and legal advisors;

(b) whether the plan has been approved by a special committee of independent directors;

(c) whether a fairness opinion has been obtained from a reputable independent expert;

(d) whether a majority of security holders have voted to approve the arrangement (this factor is given considerable weight);

(e) whether the shareholders have access to dissent and appraisal remedies; and

(f) whether any security holders have appeared in the proceedings to oppose approval of the arrangement despite having had notice of the proceedings and the right to appear.

TCPO Holding Corp. (Re), 2023 BCSC 1402 at paras 11 and 16.
See also *BCE Inc.*, *supra* at paras 149-152.

47. The question of whether the proposed Arrangement is procedurally and substantively fair and reasonable overall and meets all applicable statutory requirements will be determined at the return of the Petition on or after August 10, 2026, at which time the result of the vote by the Trulieve Shareholders on the Arrangement Resolution will be known. The Petitioner will file with the Court further affidavit materials reporting as to compliance with any Interim Order and the results of any Meeting conducted pursuant to such Interim Order.

PART 4: MATERIAL TO BE RELIED ON

48. Affidavit of Raymond Eric Powers III sworn June 15, 2026;

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49. Further affidavit(s) to be sworn on behalf of Trulieve, with exhibits attached thereto, including an affidavit outlining the basis for the final approval of the Arrangement, and reporting as to the compliance with the Interim Order and the results of the Meeting conducted pursuant to the Interim Order; and

50. Such other materials as counsel may advise and this Honourable Court permit.

June 17, 2026
Dated

To be completed by the court only:

Order made

☐ in the terms requested in paragraphs ________________ of Part 1 of this petition

☐ with the following variations and additional terms:

____

____

____

____

Date: ______________________

Signature of ☐ Judge ☐ Master

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APPENDIX F – BC Notice of Articles

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

SINEAD O'CALLAGHAN

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: November 17, 2025 06:14 PM Pacific Time

Incorporation Number: **C1179973**

Recognition Date and Time: *Continued into British Columbia on September 19, 2018 12:02 PM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

TRULIEVE CANNABIS CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2700,
1133 MELVILLE STREET
VANCOUVER BC V6E 4E5
CANADA

Delivery Address:
SUITE 2700,
1133 MELVILLE STREET
VANCOUVER BC V6E 4E5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2700,
1133 MELVILLE STREET
VANCOUVER BC V6E 4E5
CANADA

Delivery Address:
SUITE 2700,
1133 MELVILLE STREET
VANCOUVER BC V6E 4E5
CANADA

Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
HEALY, PETER T.

Mailing Address:	Delivery Address:
370 EUCALYPTUS AVE HILLSBOROUGH CA 94010 UNITED STATES	370 EUCALYPTUS AVE HILLSBOROUGH CA 94010 UNITED STATES

Last Name, First Name, Middle Name:
MILLNER, THOMAS

Mailing Address:	Delivery Address:
1271 FORSYTH STREET MONTICELLO GA 31064 UNITED STATES	1271 FORSYTH STREET MONTICELLO GA 31064 UNITED STATES

Last Name, First Name, Middle Name:
THRONSON, SUSAN

Mailing Address:	Delivery Address:
78975 CALLE BRISA LA QUINTA CA 92253 UNITED STATES	78975 CALLE BRISA LA QUINTA CA 92253 UNITED STATES

Last Name, First Name, Middle Name:
MORREAU, JANE CECIL

Mailing Address:	Delivery Address:
8108 LIMEHOUSE LANE LOUISVILLE KY 40220 UNITED STATES	8108 LIMEHOUSE LANE LOUISVILLE KY 40220 UNITED STATES

Last Name, First Name, Middle Name:
MAY, RICHARD SUBER

Mailing Address:	Delivery Address:
331 NORTH MONROE STREET QUINCY FL 32351 UNITED STATES	331 NORTH MONROE STREET QUINCY FL 32351 UNITED STATES

Last Name, First Name, Middle Name:
BESHEARS, THAD HAMILTON

Mailing Address:	Delivery Address:
305 OLD LLOYD ROAD MONTICELLO FL 32344 UNITED STATES	305 OLD LLOYD ROAD MONTICELLO FL 32344 UNITED STATES

Page: 2 of 3

Last Name, First Name, Middle Name:
RIVERS, KIMBERLY ANN

Mailing Address:	**Delivery Address:**
3919 W MILLERS BRIDGE ROAD TALLAHASSEE FL 32312 UNITED STATES	3919 W MILLERS BRIDGE ROAD TALLAHASSEE FL 32312 UNITED STATES

Last Name, First Name, Middle Name:
FOULSTON, MATTHEW JOHN

Mailing Address:	**Delivery Address:**
2003 MICHIGAN AVE NE SAINT PETERSBURG FL 33703 UNITED STATES	2003 MICHIGAN AVE NE SAINT PETERSBURG FL 33703 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Subordinate Voting Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Super Voting Shares	Without Par Value With Special Rights or Restrictions attached
3.	No Maximum	Multiple Voting Shares	Without Par Value With Special Rights or Restrictions attached

Page: 3 of 3

Proxy Card:

SCAN TO
VIEW MATERIALS & VOTE

TRULIEVE CANNABIS CORP
ATTN: CORPORATE SECRETARY
3494 MARTIN HURST RD
TALLAHASSEE, FL 32312

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on August 4, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TRLV2026SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on August 4, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00894-S39744

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRULIEVE CANNABIS CORP.

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

T00895-S39744

TRULIEVE CANNABIS CORP.
Form of Proxy – Special Meeting to be held on August 5, 2026

Appointment of Proxyholder
I/We being the undersigned holder(s) of **Trulieve Cannabis Corp.** hereby appoint **Kim Rivers** or, failing her, **Eric Powers**

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Special Meeting of Trulieve Cannabis Corp. to be held via live webcast at www.virtualshareholdermeeting.com/TRLV2026SM at 11:00 A.M. ET on August 5, 2026 or at any adjournment or postponement thereof.

This form of proxy is solicited by and on behalf of the board of directors.

Proxies must be received by 11:59 P.M., ET, on August 4, 2026.

Notes to Proxy

1. **Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Special Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided.**
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder.
5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the board of directors.
6. **The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.**

Continued and to be signed on reverse side